As filed with the Securities and Exchange Commission on October 15, 2010

Registration Nos. 2-75503, 811-03364

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

Pre-Effective Amendment No.	( )
Post-Effective Amendment No. 106	(X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)

Amendment No. 106	(X)

MAXIM SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Registrant’s Telephone Number, including Area Code: (866) 831-7129

Mitchell T.G. Graye

President and Chief Executive Officer

Maxim Series Fund, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

(Name and Address of Agent for Service)

Copies of Communications to:

Ann B. Furman, Esq.

Jorden Burt LLP

1025 Thomas Jefferson St. N. W.

Suite 400 East

Washington, D.C. 20007-5208

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485 on , pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on , pursuant to paragraph (a)(1) of Rule 485
x	75 days after filing, pursuant to paragraph (a)(2) of Rule 485 on , pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A is being filed under Rule 485(a) under the Securities Act of 1933, as amended, for the purpose of (i) adding six (6) new Portfolios, each of which is a series of Maxim Series Fund, Inc., (ii) adding a new share class, (iii) reflecting changes to the prospectuses for the Maxim Lifetime Portfolios and Maxim SecureFoundationSM Lifetime Portfolios and (iv) making certain other changes to the Portfolios’ prospectuses and Statement of Additional Information. This Post-Effective Amendment No. 106 is not intended to amend or delete any part of the Registration Statement, except as specifically noted herein.

MAXIM SERIES FUND, INC.

Maxim Ariel MidCap Value Portfolio

Initial Class Ticker: MXMCX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Ariel MidCap Value Portfolio – Initial Class	Maxim Ariel MidCap Value Portfolio – Class L
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses[1]	0.42%	0.42%
Total Annual Portfolio Operating Expenses[2]	1.37%	1.62%

1 “Other Expenses” were lower than the figure shown by 0.27% due to a voluntary waiver by MCM. MCM may terminate this voluntary waiver at any time.

2 The increase in Total Annual Portfolio Operating Expenses is due to a decrease in the average net assets of the Portfolio related to redemptions.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Ariel MidCap Value Portfolio – Initial Class	$139	$434	$750	$1,646
Maxim Ariel MidCap Value Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 46.25% of the average value of its portfolio.

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Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small ($1.57 billion to $4.02 billion as of December 31, 2009), medium ($4.02 billion to $12.17 billion as of December 31, 2009) or medium/large ($12.17 billion to $41.03 billion as of December 31, 2009) capitalization quintiles of the Russell 3000® Index at the time of initial purchase. The Portfolio will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio also currently observes the following operating policies: actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving our environment; and not investing in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk – The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk – The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk – Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Over-the-Counter Risk – Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	29.45%
Worst Quarter	December 2008	-29.57%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Ariel MidCap Value Portfolio – Initial Class	62.95%	2.01%	7.24%
Maxim Ariel MidCap Value Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Russell MidCap® Index (reflects no deduction for fees, expenses or taxes)	40.48%	2.43%	4.98%

Investment Adviser

MCM

Sub-Adviser

Ariel Investments, LLC

Portfolio Manager

John W. Rogers, Jr., Chairman and Chief Executive Officer, Ariel Investments, LLC. Mr. Rogers has managed the Portfolio since 1999.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. With regard to Initial Class shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.10%. With respect to Class L shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.35%.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

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The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Ariel Investments, LLC (Ariel) is a privately held minority-owned money manager registered as an investment adviser with the SEC. Ariel is a Delaware Limited Liability Corporation with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The day-to-day manager for the Portfolio is John W. Rogers, Jr., Chairman and Chief Executive Officer. As chief investment officer, Mr. Rogers is the lead portfolio manager for Ariel Fund and Ariel Appreciation Fund as well as the firm’s small, small/mid and mid-cap institutional portfolios. Beyond Ariel, Mr. Rogers currently serves as a board member of three public companies: Aon Corporation, Exelon Corporation and McDonald’s Corporation. as Additionally, he is chairman of the Economic Club of Chicago, a director of the Chicago Urban League, a trustee of the University of Chicago, and member of the board of the John S. and James L. Knight Foundation, where he chairs the investment committee. In 2008, Mr. Roger’s was awarded Princeton’s high honor, the Woodrow Wilson Award, presented each year to alumni whose career embodies a commitment to national service. He received an AB in economics in 1980 from Princeton University where he was also captain of the Varsity Basketball Team.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk – The stocks of medium size companies often involve more risk and volatility than those of larger companies. Because medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision.

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These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk – The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk – Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk – Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the Russell MidCap® Index. The Russell MidCap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization value of the Russell 1000® Index. The Russell MidCap® Index is a registered trademark of Russell Investments.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

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Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less then three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

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A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33  1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

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The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s

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judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which

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invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer

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may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

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Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

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Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Ariel Small-Cap Value Portfolio

Initial Class Ticker: MXSCX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Ariel Small-Cap Value Portfolio – Initial Class	Maxim Ariel Small-Cap Value Portfolio – Class L
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses[1]	0.15%	0.15%
Total Annual Portfolio Operating Expenses[2]	1.15%	1.40%

1 “Other Expenses” were lower than the figure shown by 0.01% due to a voluntary waiver by MCM. MCM may terminate this voluntary waiver at any time.

2 The increase in Total Annual Portfolio Operating Expenses is due to a decrease in the average net assets of the Portfolio related to redemptions.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Ariel Small-Cap Value Portfolio – Initial Class	$117	$365	$633	$1,398
Maxim Ariel Small-Cap Value Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 35.68% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Russell 3000® Index at the time of initial purchase. The Portfolio will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

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The Portfolio also currently observes the following operating policies: actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving our environment; and not investing corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk – The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk – The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk – Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Over-the-Counter Risk – Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	35.27%
Worst Quarter	December 2008	-33.72%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Ariel Small-Cap Value Portfolio – Initial Class	66.19%	-0.37%	7.84%
Maxim Ariel Small-Cap Value Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.51%	3.51%

Investment Adviser

MCM

Sub-Adviser

Ariel Investments, LLC

Portfolio Manager

John W. Rogers, Jr., Chairman and Chief Executive Officer, Ariel Investments, LLC. Mr. Rogers has managed the Portfolio since 1993.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions.

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Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. With regard to Initial Class shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.35%. With respect to Class L shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.60%.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

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MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Ariel Investments, LLC (Ariel) is a privately held minority-owned money manager registered as an investment adviser with the SEC. Ariel is a Delaware Limited Liability Corporation with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The day-to-day manager for the Portfolio is John W. Rogers, Jr., Chairman and Chief Executive Officer. As chief investment officer, Mr. Rogers is the lead portfolio manager for Ariel Fund and Ariel Appreciation Fund as well as the firm’s small, small/mid and mid-cap institutional portfolios. Beyond Ariel, Mr. Rogers currently serves as a board member of three public companies: Aon Corporation, Exelon Corporation and McDonald’s Corporation. as Additionally, he is chairman of the Economic Club of Chicago, a director of the Chicago Urban League, a trustee of the University of Chicago, and member of the board of the John S. and James L. Knight Foundation, where he chairs the investment committee. In 2008, Mr. Roger’s was awarded Princeton’s high honor, the Woodrow Wilson Award, presented each year to alumni whose career embodies a commitment to national service. He received an AB in economics in 1980 from Princeton University where he was also captain of the Varsity Basketball Team.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk – The stocks of small size companies often involve more risk and volatility than those of larger companies. Because small size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk – The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

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Sector Risk – Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk – Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the Russell 2000® Index. The Russell 2000® Index is a list that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is a registered trademark of Russell Investments.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

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As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

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Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33  1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objectives. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

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Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

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The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions

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are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable

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insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total

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returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Bond Index Portfolio

Initial Class Ticker: MXBIX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

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Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek investment results that track the total return of the debt securities that comprise the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Bond Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Bond Index Portfolio – Initial Class	Maxim Bond Index Portfolio – Class L
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.50%	0.75%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Bond Index Portfolio – Initial Class	$51	$160	$280	$628
Maxim Bond Index Portfolio – Class L	$xx	$xxx	$xxx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 34.23% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the Barclays Bond Index and, using sampling techniques, a portfolio of securities designed to give the Portfolio the relevant comparable attributes of the Barclays Bond Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Barclays Bond Index and options on futures contracts.

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Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Index Risk – It is possible the Barclays Bond Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk – The Portfolio may not be able to precisely track the performance of the Barclays Bond Index.

Interest Rate Risk – The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk – A bond’s value can be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Liquidity Risk – The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Sector Risk – Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Derivative Risk – Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

U.S. Government Securities Risk – Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk – Securities issued by U.S. government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Lone Banks, are not issued or guaranteed by the U.S. Treasury.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2008	5.28%
Worst Quarter	June 2004	-2.76%

Average Annual Total Returns for Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Bond Index Portfolio – Initial Class	6.18%	5.03%	5.97%
Maxim Bond Index Portfolio – Class L	x.xx%	x.xx%	x.xx%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%

Investment Adviser

MCM

Portfolio Manager

Catherine S. Tocher, CFA, Senior Vice President, Investments, MCM. Ms. Tocher has managed the Portfolio since 2004.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

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Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Catherine S. Tocher manages the Portfolio. Ms. Tocher has served as manager of the Portfolio since 2004. Ms. Tocher is a Manager and Senior Vice President, Investments, of MCM. She is also Senior Vice President, Investments of GWL&A. She joined the GWL&A Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance. She also holds the Chartered Financial Analyst designation.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Index Risk – It is possible the Barclays Bond Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Barclays Bond Index, because the adverse performance of a particular bond normally will not result in eliminating the bond from the Portfolio. The Portfolio will remain invested in bonds even when bond prices are generally falling.

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Tracking Error Risk – Several factors will affect the Portfolio’s ability to precisely track the performance of the Barclays Bond Index. For example, unlike the Barclays Bond Index, which is an unmanaged group of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio’s total return. In addition, the Portfolio will own less than all the securities of the Barclays Bond Index, which also may cause a variance between the performance of the Portfolio and the Barclays Bond Index.

Interest Rate Risk – The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk – A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Liquidity Risk – The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Sector Risk – Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Derivative Risk – A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

U.S. Government Securities Risk – Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk – Securities issued by U.S. government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Lone Banks, are not issued or guaranteed by the U.S. Treasury.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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Benchmark Index

The Portfolio’s benchmark index is the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

More Information About the Portfolio’s Investments

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Securities

The Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds.

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

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Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments, as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33  1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

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In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

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The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends quarterly. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at the net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

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The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

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We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

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Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

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Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [            ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financials.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by

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electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Federated Bond Portfolio

Initial Class Ticker: MXFDX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Federated Bond Portfolio – Initial Class	Maxim Federated Bond Portfolio – Class L
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.70%	0.95%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Federated Bond Portfolio – Initial Class	$72	$224	$390	$871
Maxim Federated Bond Portfolio – Class L	$xx	$xxx	$xxx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 35.56% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest primarily in a diversified portfolio of investment grade fixed-income securities at the time of purchase, including mortgage-backed securities, corporate debt securities and U.S. government obligations. A portion of the Portfolio may also be invested in foreign

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investment-grade debt securities and domestic or foreign non-investment-grade securities. Domestic non-investment-grade debt securities include both convertible and high-yield corporate debt securities. Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment-grade and foreign investment-grade debt securities. The foreign debt securities in which the Portfolio may invest may be denominated in either foreign currency or in U.S. Dollars. The Portfolio may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.

The Portfolio may allocate relatively more of its holdings to a sector that the portfolio manager expects to offer the best balance between total return and risk. The Portfolio will provide the appreciation component of total return by selecting those securities whose prices will, in the portfolio manager’s opinion, benefit from anticipated changes in economic and market conditions. The portfolio manager may lengthen or shorten duration from time to time based on the portfolio manager’s interest rate outlook; however, the Portfolio has no set duration parameters.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Interest Rate Risk – The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk – A bond’s value can be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Liquidity Risk – The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Sector Risk – Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk – Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio.

Currency Risk – Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Prepayment Risk – When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be require to reinvest proceeds at the lower interest rates then available.

Derivative Risk – Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

High Yield Risk – High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.

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U.S. Government Securities Risk – Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk – Securities issued by U.S. government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Lone Banks, are not issued or guaranteed by the U.S. Treasury.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	5.41%
Worst Quarter	June 2004	-2.34%

Average Annual Total Returns for Periods Ended December 31, 2009

	One Year	Five Years	Since Inception (5/01/2003)
Maxim Federated Bond Portfolio – Initial Class	13.07%	5.50%	4.59%
Maxim Federated Bond Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.41%

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Investment Adviser

MCM

Sub-Adviser

Federated Investment Management Company

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Robert J. Ostrowski	Executive Vice President/Chief Investment Officer, Domestic and International Government and Corporate Bond Groups	2003
Christopher J. Smith	Vice President and Senior Portfolio Manager	2006
Roberto Sanchez-Dahl*	Vice President and Portfolio Manager	2010
Mark E. Durbiano**	Senior Vice President and Senior Portfolio Manager	2005

*  Mr. Sanchez-Dahl is a portfolio manager with respect to the emerging markets portion of the Portfolio.

**Mr. Durbiano is a portfolio manager with respect to the high-yield portion of the Portfolio.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option

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under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services et forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Federated Investment Management Company (“Federated”) is a Delaware business trust and a wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States. Federated is registered as an investment adviser with the SEC. Its principal business address is at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

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Robert J. Ostrowski and Christopher J. Smith are the portfolio managers of the Portfolio. Mr. Roberto Sanchez-Dahl is a manager with respect to the emerging markets portion of the Portfolio. Mr. Mark E. Durbiano is also a manager with respect to the high-yield portion of the Portfolio.

Mr. Ostrowski is Executive Vice President/Chief Investment Officer, Domestic and International Government and Corporate Bond Groups, and Senior Portfolio Manager and is responsible for portfolio management and administration of the Government and General High Grade Corporate Bond Groups with Federated. He joined Federated in 1987 and has 23 years investment experience.

Mr. Smith is a Vice President and Senior Portfolio Manager for Federated. He is responsible for portfolio management and research, focusing primarily on financial institution portfolios (insurance companies, banks, credit unions & pension funds). Mr. Smith joined Federated in 1995 and has 30 years investment experience.

Mr. Sanchez-Dahl, who manages only the emerging markets portion of the Portfolio, is a Vice President and Portfolio Manager and is responsible for portfolio management and investment research in the international fixed income and global high yield area with Federated. He joined Federated in 1997 and has 16 years investment experience.

Mr. Durbiano, who manages only the high-yield portion of the Portfolio, is a Senior Vice President and Senior Portfolio Manager for Federated, and is the head of their Domestic High Yield Group. Mr. Durbiano is responsible for portfolio management and research in the fixed income area, concentrating on domestic high yield securities. He is a member of the Pittsburgh Society of Financial Analysts, and he has been with Federated since 1982 and has 28 years of investment experience.

Please see the Statement of Additional Information (SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Pending Sub-Adviser Legal Matters

None of the allegations, investigations, or requests for information detailed below relate to MCM, the Fund, or the Portfolio. References below to the “Federated Funds” are references to proprietary mutual funds sponsored by Federated Investors Inc., the parent company of the Federated Funds’ investment advisers and distributors, and not to the Fund or its Portfolios.

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (the “Federated Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated

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Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated and various Federated Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Federated Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain.

Although Federated does not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will, under normal circumstances, invest primarily in a diversified portfolio of investment grade fixed-income securities at the time of purchase, including mortgage-backed securities, corporate debt securities and U.S. government obligations. A portion of the Portfolio may also be invested in foreign investment-grade debt securities and domestic or foreign non-investment-grade securities. Domestic non-investment-grade debt securities include both convertible and high-yield corporate debt securities. Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment-grade and foreign investment-grade debt securities. The foreign debt securities in which the Portfolio may invest may be denominated in either foreign currency or in U.S. Dollars.

Investment grade securities are rated BBB or higher by Standard & Poor’s or have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”), or if unrated, are of comparable quality as determined by the portfolio manager based on its credit assessment that the security is comparable to investment grade. Non-investment-grade securities are rated BB or lower by Standard & Poor’s or have a comparable rating from another NRSRO, or are of comparable quality if unrated. If a security is downgraded below the minimum quality grade discussed above, the portfolio manager will re-evaluate the security, but will not be required to sell it.

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The Portfolio may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Portfolio may use derivative contracts or hybrid instruments to increase or decrease the Portfolio’s exposure to the investments(s) underlying the derivative or hybrid. Additionally, by way of example, the Portfolio may use derivative contracts in an attempt to: increase or decrease the effective duration of the Portfolio; seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates (volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes); obtain premiums from the sale of derivative contracts; realize gains from trading a derivative contract; or hedge against potential losses. There can be no assurance that the Portfolio’s use of derivative contracts or hybrid instruments will work as intended.

The Portfolio may allocate relatively more of its holdings to a sector that the portfolio manager expects to offer the best balance between total return and risk. The Portfolio will provide the appreciation component of total return by selecting those securities whose prices will, in the portfolio manager’s opinion, benefit from anticipated changes in economic and market conditions. The portfolio manager may lengthen or shorten duration from time to time based on the portfolio manager’s interest rate outlook; however, the Portfolio has no set duration parameters.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Interest Rate Risk – The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk – A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Liquidity Risk – The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Sector Risk – Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk – Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk – When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries, or regions.

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Currency Risk – Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Prepayment Risk – When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

Derivative Risk – A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

High Yield Risk – High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

U.S. Government Securities Risk – Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk – Securities issued by U.S. government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Lone Banks, are not issued or guaranteed by the U.S. Treasury.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

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More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Securities

The Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds.

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non- dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

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Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash

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relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33  1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state,

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and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the

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Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends quarterly. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed

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at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the

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possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance

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measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

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Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Global Bond Portfolio

Initial Class Ticker: MXGBX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek current income with capital appreciation and growth of income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Global Bond Portfolio – Initial Class	Maxim Global Bond Portfolio – Class L
Management Fees	1.30%	1.30%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.30%	1.55%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Global Bond Portfolio – Initial Class	$132	$412	$713	$1,568
Maxim Global Bond Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 38.69% of the average value of its portfolio.

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Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest at least 80% of its net assets in bonds of issuers located throughout the world. The Portfolio will ordinarily invest in at least three countries, including the U.S., and hold foreign currencies and attempt to profit from fluctuations in currency exchange rates. The Portfolio focuses on bonds rated investment grade or the unrated equivalent as determined by the Sub-Adviser, but may invest up to 25% of its total assets in below investment grade bonds (“high yield/high risk” or “junk”) bonds.

For purposes of pursuing its investment goal, the Portfolio may enter, from time to time, into derivative currency transactions, including currency forwards and cross currency forwards (either of which may result in net short currency exposures), options on currencies, currency futures contracts, options on currency futures contracts, currency swaps, and cross currency swaps. The Portfolio may also, from time to time, enter into various other derivative strategies, including financial and index futures contracts and options on such contracts, as well as interest rate swaps.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Interest Rate Risk – The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk – A bond’s value can be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Liquidity Risk – The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Sector Risk – Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk – Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio.

Currency Risk – Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Derivative Risk – Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Turnover Risk – High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

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Non-Diversification Risk – The Portfolio is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector.

High Yield Risk – High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2008	8.12%
Worst Quarter	June 2008	-4.28%

Average Annual Total Returns for Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Global Bond Portfolio – Initial Class	14.71%	9.48%	8.23%
Maxim Global Bond Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Citigroup World Government Bond Index (reflects no deduction for fees, expenses or taxes)	2.55%	4.51%	6.63%

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Investment Adviser

MCM

Sub-Adviser

Franklin Advisers, Inc.

Portfolio Managers

Dr. Michael Hasenstab, Senior Vice President, Co-Director, and Portfolio Manager for Franklin Templeton Investments’ International Bond Department. Dr. Hasenstab has managed the Portfolio since 2005.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.30% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in

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performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Franklin Advisers, Inc. (“Franklin”) is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization, operating as Franklin Templeton Investments, listed on the New York Stock Exchange. Franklin is registered as an investment adviser with the SEC. Its principal business address is at One Franklin Parkway, San Mateo, CA 94403.

The Portfolio is managed by Dr. Michael Hasenstab. Michael Hasenstab initially joined Franklin Templeton Investments in July of 1995. After a leave of absence to obtain his Ph.D., he rejoined the company in April of 2001. Currently, Dr. Hasenstab is Senior Vice President, Co-Director, and Portfolio Manager for Franklin Templeton Investments’ International Bond Department. In this position, he co-directs all investment strategies within the International Fixed Income Group and co-manages the portfolio management team. In addition, he is a member of the Global Economic and Sector Allocation Committees, and is Co-Portfolio Manager for numerous Franklin Templeton funds. Dr. Hasenstab specializes in global macro economic analysis with a focus on currency, interest rate, and sovereign credit analysis of developed and emerging market countries. Dr. Hasenstab has worked and traveled extensively in Asia, published research on China’s financial market, and consulted global companies on Asia-Pacific investments and strategy. Dr. Hasenstab earned a Ph.D. in Economics from the Asia Pacific School of Economics and Management at Australian National University, a Master’s in Economics of Development from the Australian National University, and a B.A. in International Relations/Political Economy from Carleton College in the United States.

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Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will, under normal circumstances, invest at least 80% of its net assets in bonds of issuers located throughout the world. The Portfolio will ordinarily invest in at least three countries, including the U.S., and hold foreign currencies and attempt to profit from fluctuations in currency exchange rates. The Portfolio focuses on bonds rated investment grade or the unrated equivalent as determined by the Sub-Adviser, but may invest up to 25% of its total assets in below investment grade bonds (“high yield/high risk” or “junk”) bonds.

For purposes of pursuing its investment goal, the Portfolio may enter, from time to time, into derivative currency transactions, including currency forwards and cross currency forwards (either of which may result in net short currency exposures), options on currencies, currency futures contracts, options on currency futures contracts, currency swaps, and cross currency swaps. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross currency forwards are forward contracts to sell an amount of a foreign currency when the Portfolio believes that foreign currency may suffer or enjoy a substantial movement against another foreign currency. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date for a price set at the time of the contract. For futures contracts or currency indices (a basket of currencies), such contracts provide for a cash payment upon settlement instead of physical delivery of a foreign currency. Futures contracts trade on an exchange unlike forward currency contracts. The Portfolio’s investments in derivative currency transactions may result in net short currency exposures. Currency forwards, futures contracts and swaps could be affected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio or sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio. The successful use of these transactions will usually depend on the portfolio manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of the transaction, or it may realize losses.

The Portfolio may also, from time to time, enter into various other derivative strategies, including financial and index futures contracts and options on such contracts, as well as interest rate swaps. A financial futures contract is an agreement to buy or sell a specific security or securities at a specified future date and price. Among other techniques, the Portfolio may also use futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Portfolio assets from exposure to the market. In addition, the Portfolio may invest in swap agreements which may include interest rate, index, total return, currency and credit default swaps for the purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are contracts between the Portfolio and, typically, a brokerage firm, bank or other institutional buyer for periods ranging from a few days to more than a year, in which the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or other currency value of predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount”, i.e., the return on or increase in value of a particular U.S. dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to

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exchange. The Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). With derivatives, the portfolio manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The portfolio manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. These techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Portfolio is not obligated to actively engage in any derivative transactions.

Derivative Currency Transactions. For purposes of pursuing its investment goal, the Portfolio may enter, from time to time, into derivative currency transactions, including currency forwards and cross currency forwards (either of which may result in net short currency exposures), options on currencies, currency futures contracts, options on currency futures contracts, currency swaps, and cross currency swaps. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross currency forwards are forward contracts to sell an amount of a foreign currency when the Portfolio believes that foreign currency may suffer or enjoy a substantial movement against another foreign currency. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date for a price set at the time of the contract. For futures contracts or currency indices (a basket of currencies), such contracts provide for a cash payment upon settlement instead of physical delivery of a foreign currency. Futures contracts trade on an exchange unlike forward currency contracts. The Portfolio’s investments in derivative currency transactions may result in net short currency exposures. Currency forwards, futures contracts and swaps could be affected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio or sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio. The successful use of these transactions will usually depend on the portfolio manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of the transaction, or it may realize losses.

Derivative Strategies.    The Portfolio may also, from time to time, enter into various other derivative strategies, including financial and index futures contracts and options on such contracts, as well as interest rate swaps. A financial futures contract is an agreement to buy or sell a specific security or securities at a specified future date and price. Among other techniques, the Portfolio may also use futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Portfolio assets from exposure to the market. In addition, the Portfolio may invest in swap agreements which may include interest rate, index, total return, currency and credit default swaps for the purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are contracts between the Portfolio and, typically, a brokerage firm, bank or other institutional buyer for periods ranging from a few days to more than a year, in which the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or other currency value of predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount”, i.e., the return on or increase in value of a particular U.S. dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). With derivatives, the portfolio manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The portfolio manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. These techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Portfolio is not obligated to actively engage in any derivative transactions.

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Foreign Currency Techniques. The Portfolio may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Portfolio returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors. By way of example, when the manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Portfolio could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Portfolio under the contract, the Portfolio will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Portfolio is denominated in that currency, or it may be used to hedge the Portfolio’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward, sometimes referred to as a “cross-hedge,” is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Portfolio believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A cross-hedge will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Portfolio sells a security denominated in one currency and purchases a security denominated in another currency. A cross-hedge will protect the Portfolio against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security or currency, at a specified price at a specified later date that trade on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Portfolio to increase or decrease its exposure to the underlying instrument. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement. The Portfolio may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap Agreements. Swap agreements, such as interest rate swaps, are contracts between the Portfolio and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Portfolio agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates. For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “buyer” of the credit default swap, the Portfolio is purchasing the obligation of its counterparty to offset losses the Portfolio could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. The Portfolio currently intends only to be a buyer of credit default swaps. An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

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Other Derivative Strategies. The Portfolio may also, from time to time, enter into various other derivative strategies, including financial and index futures contracts and options on such contracts, as well as interest rate swaps. A financial futures contract is an agreement to buy or sell a specific security or securities at a specified future date and price. Among other techniques, the Fund may also use futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Portfolio assets from exposure to the market. In addition, the Portfolio may invest in swap agreements which may include interest rate, index, total return, currency and credit default swaps for the purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are contracts between the Portfolio and, typically, a brokerage firm, bank or other institutional buyer for periods ranging from a few days to more than a year, in which the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or other currency value of predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount”, i.e., the return on or increase in value of a particular U.S. dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. These techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Portfolio is not obligated to actively engage in any derivative transactions.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Interest Rate Risk – The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk – A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Liquidity Risk – The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Sector Risk – Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

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Foreign Securities Risk – Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk – When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries, or regions.

Currency Risk – Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Derivative Risk – A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Turnover Risk – High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Non-Diversification Risk – The Portfolio is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector.

High Yield Risk – High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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Benchmark Index

The Portfolio’s benchmark index is the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is a market-capitalization-weighted benchmark that tracks total returns of government bonds in 23 developed countries globally.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the
Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Securities

The Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds.

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non- dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

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Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions and are explained in greater detail above under “More Information About the Portfolio – Principal Investment Strategies.”

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

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U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should be not considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

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A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

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We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record

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keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

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Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

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Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [            ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

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[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Index 600 Portfolio

Initial Class Ticker: MXISX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek investment results that track the total return of the common stocks that comprise the S&P SmallCap 600® Stock Index (the “Benchmark Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Index 600 Portfolio – Initial Class	Maxim Index 600 Portfolio – Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Index 600 Portfolio – Initial Class	$61	$192	$335	$750
Maxim Index 600 Portfolio – Class L	$xx	$xxx	$xxx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 20.36% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of its Benchmark Index. The Portfolio will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and exchange traded funds that seek to track the relevant index.

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The Benchmark Index is the S&P SmallCap 600® Stock Index. The S&P SmallCap 600® is designed to monitor the performance of publicly traded common stocks of the small company sector of the United States equities market.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Index Risk – It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk – The Portfolio may not be able to precisely track the performance of the Benchmark Index.

Market Risk – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk – The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Sector Risk – Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Derivative Risk – Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Over-the-Counter Risk – Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

Exchange-Traded Funds (“ETFs”) Risk – An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests. Lack of liquidity in an ETF could result in it being more volatile.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect

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of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	20.70%
Worst Quarter	December 2008	-25.20%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Index 600 Portfolio – Initial Class	24.95%	0.85%	5.67%
Maxim Index 600 Portfolio – Class L	xx.xx%	x.xx%	x.xx%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	25.57%	1.36%	6.35%

Investment Adviser

MCM

Sub-Adviser

Mellon Capital Management Corporation

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Karen Q. Wong	Managing Director, Equity Index	2009
Richard A. Brown	Director, Senior Portfolio Manager	2009
Thomas J. Durante	Director, Senior Portfolio Manager	2009

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem

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Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broke r-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

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Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, CA 94105.

The Mellon Capital Equity Index Team manages the Portfolio. The team is comprised of Ms. Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong is a Managing Director, Equity Index, with ten years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She graduated with a BA from San Francisco State University, and obtained an MBA from San Francisco State University.

Mr. Richard A. Brown is a Director, Senior Portfolio Manager, with 15 years at Mellon Capital. Mr. Brown attained the Chartered Financial Analyst designation. He obtained an MBA from California State University at Hayward.

Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, with ten years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He graduated with a BA from Fairfield University.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

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More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Index Risk – It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk – Several factors will affect the Portfolio’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and the Benchmark Index.

Market Risk – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk – The stocks of small size companies often involve more risk and volatility than those of larger companies. Because small size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Sector Risk – Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Derivative Risk – A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Over-the-Counter Risk – Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

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ETFs Risk – An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Portfolio could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the S&P SmallCap 600® Index. The S&P SmallCap 600® Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market. The stocks that make up the S&P SmallCap 600® Index trade on the NYSE, AMEX, or NASDAQ over-the-counter market. The S&P SmallCap 600® Index is a registered trademark of the McGraw-Hill Companies.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

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Small Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Tracking a Benchmark Index

The Portfolio is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Portfolio”). The Benchmark Index for the Portfolio is described below:

The S&P Small Cap 600 Stock Index (the “S&P SmallCap 600®”) is comprised of the stocks which make up the S&P SmallCap 600® and trade on the New York Stock Exchange, American Stock Exchange, or NASDAQ over-the-counter market. The S&P SmallCap 600® is designed to monitor the performance of publicly traded common stocks of the small company sector of the United States equities market.

*“Standard & Poor’s®”, “S&P®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GWL&A. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio, and Standard & Poor’s is not an affiliate or a sponsor of the Fund, the Portfolio or MCM.

The S&P SmallCap 600® is sponsored by Standard & Poor’s which is responsible for determining which stocks are represented in the index. Standard & Poor’s is not responsible for and does not participate in the operation or management of the Portfolio, nor does it guarantee the accuracy or completeness of the Benchmark Index or the data therein. Inclusion of a stock in the Benchmark Index does not imply that it is a good investment. Total returns for the S&P SmallCap 600® assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
•

Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A

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security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of the Portfolio will generally decline when the performance of its Benchmark Index declines. Because the Portfolio is designed to track an index before fees and expenses, the Portfolio cannot purchase other securities that may help offset declines in its index. In addition, because the Portfolio may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Portfolio may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

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U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33  1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objectives. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

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A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

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We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

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The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

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The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing

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levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRA, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Invesco ADR Portfolio

Initial Class Ticker: MXIAX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek high total return through capital appreciation and current income while reducing risk through diversification.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan, or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Invesco ADR Portfolio – Initial Class	Maxim Invesco ADR Portfolio – Class L
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	1.15%	1.40%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Invesco ADR Portfolio – Initial Class	$117	$365	$633	$1,398
Maxim Invesco ADR Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31 2009, the Portfolio’s turnover rate was 49.94% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depository Receipts (“ADRs”) or foreign stocks that are registered with the U.S. Securities and Exchange Commission and traded in the U.S. The Portfolio can invest up to 20% of its net assets in companies located outside the U.S., including those in emerging markets. The portfolio managers will select stocks from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum market capitalization of $1 billion. The portfolio managers will analyze potential investments through an

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investment model which compares current stock price to measures such as book value, historical return on equity, a company’s ability to reinvest capital, dividends, and dividend growth. The most attractive stocks identified by the model are then subjected to primary research on a global sector basis.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Over-the-Counter Risk - Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	24.63%
Worst Quarter	September 2002	-20.18%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Invesco ADR Portfolio – Initial Class	30.63%	2.96%	1.70%
Maxim Invesco ADR Portfolio – Class L	xx.xx%	x.xx%	x.xx%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%

Investment Adviser

MCM

Sub-Adviser

Invesco Advisers, Inc.

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Eric B. Granade, CFA	Chief Investment Officer	1996
W. Lindsay Davidson	Portfolio Manager	1994
Anuja Singha, PhD, CFA	Portfolio Manager	1998
E. Sargent McGowan, CFA	Head of Developed Markets	2002
Ingrid E. Baker, CFA	Head of Emerging Markets	1999

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. With regard to Initial Class shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.30%. With respect to Class L shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.55%.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

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The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Invesco Advisers, Inc. (“Invesco”) is a Delaware corporation and an indirect wholly owned subsidiary of Invesco Ltd. Invesco is registered as an investment adviser with the SEC. Its principal business address is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Invesco has acted as an investment adviser since 1979.

The Portfolio is managed day-to-day by an investment team comprised of portfolio managers, some of whom also have research responsibilities, who collectively make decisions about investments under the direction of the Chief Investment Officer. In addition to managing the Portfolio, the team acts as sub-adviser for affiliated mutual funds, and also manages other pooled investment vehicles that are not registered mutual funds, as well as other accounts managed for organizations and individuals. The five most senior members of the team with the most significant responsibility within the investment team are:

Erik B. Granade, CFA, joined Invesco in 1996 and currently serves as Chief Investment Officer. He received his B.A. in Economics from Trinity College and is a Chartered Financial Analyst.

W. Lindsay Davidson joined Invesco in 1984 and currently serves as Portfolio Manager. He holds an M.A. (Honors) degree in Economics from Edinburgh University.

Anuja Singha, PhD, CFA, joined Invesco in 1998 and currently serves as Portfolio Manager. She earned a B.A. in international politics from Oberlin College and her Masters of Business Administration in finance from the University of Navarra.

E. Sargent McGown, CFA, joined Invesco in 2002 and currently serves as Head of Developed Markets. He earned a B.S. in commerce from the University of Virginia and a Masters of Business Administration in investment management from the University of North Carolina.

Ingrid E. Baker, CFA, joined Invesco in 1999 and currently serves as Head of Emerging Markets. She holds a B.A. in International Politics from Oberlin College and an M.B.A. from I.E.S.E. Spain.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

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More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio’s investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Over-the-Counter Risk - Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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Benchmark Index

The Portfolio’s benchmark index is the MSCI EAFE® Index. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE® Index is a registered trademark of Morgan Stanley Capital International, Inc.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio will invest in foreign securities as its principal investment strategy. Accordingly, you should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging

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market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. The Portfolio has substantial exposure to foreign markets in that the Portfolio invests primarily in the securities of foreign issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

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Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments, as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33  1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

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Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

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The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

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Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-

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based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations.

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Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operation as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Janus Large Cap Growth Portfolio

Initial Class Ticker: MXLGX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Janus Large Cap Growth Portfolio – Initial Class	Maxim Janus Large Cap Growth Portfolio – Class L
Management Fees	1.05%	1.05%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.05%	1.30%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Janus Large Cap Growth Portfolio – Initial Class	$107	$334	$579	$1,283
Maxim Janus Large Cap Growth Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 33.48% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalizations of $4 billion or more at the time of purchase. The Portfolio will, under normal circumstances, concentrate in a core group of 20-40 common stocks. The Portfolio may invest in foreign equity and debt securities without limit within the parameters of the Portfolio’s specific investment

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policies. The portfolio manager seeks attractive investment opportunities consistent with the Portfolio’s investment policies by looking at companies one at a time. If the portfolio manager is unable to find such investments, a significant portion of the Portfolio’s assets may be in cash and similar investments.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Growth Stock Risk – Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Sector Risk – Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Investment Style Risk – Returns from large-capitalization stocks may trail returns from the overall stock market.

Currency Risk – Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	20.21%
Worst Quarter	December 2008	-26.05%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception (5/21/2003)
Maxim Janus Large Cap Growth Portfolio – Initial Class	46.98%	5.22%	9.02%
Maxim Janus Large Cap Growth Portfolio – Class L	xx.xx%	x.xx%	x.xx%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	5.03%

Investment Adviser

MCM

Sub-Adviser

Janus Capital Management LLC

Portfolio Manager

Ron Sachs, CFA, Vice President, Janus Capital Management LLC. Mr.  Sachs has managed the Portfolio since 2008.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.05% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

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The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, , of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Janus Capital Management LLC (“Janus”) (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Its principal business address is 151 Detroit Street, Denver, Colorado 80206. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in the financial asset management business. JCGI owns approximately 95% of Janus with the remaining 5% held by Janus Management Holdings Corporation.

Ron Sachs, CFA, manages the Portfolio, which he has managed since January 2008. Mr. Sachs is also portfolio manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. He holds a Bachelor’s degree (cum laude) in Economics from Princeton University and a law degree from the University of Michigan. He holds a Chartered Financial Analyst designation.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Sub-Adviser Legal Proceedings

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

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In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Growth Stock Risk – Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Sector Risk – Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

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Foreign Securities Risk – Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Investment Style Risk – There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Currency Risk – Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the S&P 500® Index. The S&P 500® Index is comprised of the stocks that make up the S&P 500® and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of publicly traded common stocks in the United States. The S&P 500® Index is a registered trademark of the McGraw-Hill Companies.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial

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market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Debt Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in debt securities. Accordingly, you also should be aware of the risks associated with debt securities investments.

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

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Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

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Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments, as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that

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affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced

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on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in a portfolio investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

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The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions

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are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA

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owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Mercer Administrative Services Agreement

Effective May 1, 2008, MCM entered into a Services Agreement with Mercer HR Services, LLC (“Mercer”), pursuant to which Mercer provides recordkeeping and administrative services to certain owners of variable contracts or participants of qualified retirement plans who invest their assets in Portfolios of the Fund for which Mercer serves as record keeper. For the services rendered by it pursuant to the Administrative Services Agreement, Mercer receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios for which Mercer provides services.

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Putnam Administrative Services Agreement

The Distributor and MCM entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Internal Revenue Code of 1986, as amended (the “529 Plan”). Under the Services Agreement Putnam provides certain recordkeeping and administrative services to the Fund with regard to each portfolio that is sold as an investment option in the 529 Plan. For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor pays Putnam a fee of 0.20% of the average daily net asset value of the share of each portfolio that is sold in the 529 Plan.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [            ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy

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information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

17

MAXIM SERIES FUND, INC.

Maxim Loomis Sayles Bond Portfolio

Initial Class Ticker: MXLMX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek high total investment return through a combination of current income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Loomis Sayles Bond Portfolio – Initial Class	Maxim Loomis Sayles Bond Portfolio – Class L
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.90%	1.15%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Loomis Sayles Bond Portfolio – Initial Class	$92	$287	$498	$1,108
Maxim Loomis Sayles Bond Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 28.54% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Portfolio will focus on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Portfolio, and maximum total return potential.

The Portfolio may invest up to 20% in preferred stock and convertible preferred stock. It may invest up to 20% of its total assets in foreign securities; however, securities of Canadian issuers and securities issued by

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supranational agencies (e.g., the World Bank) are not subject to this 20% limitation. It may also invest up to 35% of its total assets in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

High Yield Risk - High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	16.02%
Worst Quarter	December 2008	-11.90%

Average Annual Total Returns for Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Loomis Sayles Bond Portfolio – Initial Class	38.46%	6.18%	8.79%
Maxim Loomis Sayles Bond Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Merrill Lynch Corporate/Government Index (reflects no deduction for fees, expenses or taxes)	4.84%	4.67%	6.30%

Investment Adviser

MCM

Sub-Adviser

Loomis, Sayles & Company, L.P.

Portfolio Manager

Daniel J. Fuss, CFA and CIC, Executive Vice President and Vice Chairman, Loomis, Sayles & Company, L.P. Mr. Fuss has managed the Portfolio since 1994.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

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The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a Delaware limited partnership, registered as an investment adviser with the SEC. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

The day-to-day manager of the Portfolio is Daniel J. Fuss, CFA and CIC, Executive Vice President and Vice Chairman of Loomis Sayles. Mr. Fuss has been with Loomis Sayles since 1976. Mr. Fuss earned a B.S. and Masters in Business Administration from Marquette University.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

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Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries, or regions.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

High Yield Risk - High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the Merrill Lynch Corporate/Government Index. The Merrill Lynch Corporate/Government Index is comprised of U.S. Government issued bonds and investment-grade or better, dollar-denominated, publicly-issued corporate bonds with 1-10 years remaining until maturity.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

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The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Securities

The Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds.

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio's investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the

7

Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

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Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

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Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio's junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

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The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

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Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-

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based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No. financial

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information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Loomis Sayles Small-Cap Value Portfolio

Initial Class Ticker:  MXLSX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek long-term capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Loomis Sayles Small- Cap Value Portfolio – Initial Class	Maxim Loomis Sayles Small- Cap Value Portfolio – Class L
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%
Total Annual Portfolio Operating Expenses	1.08%	1.33%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Loomis Sayles Small-Cap Value Portfolio – Initial Class	$110	$343	$595	$1,317
Maxim Loomis Sayles Small-Cap Value Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 58.45% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index ($10 million to $5.60 billion as of December 31, 2009), an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index at the time of purchase.

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The Portfolio seeks to build a core small-cap portfolio of common stocks of solid companies that the portfolio manager believes are under-valued in the market. The Portfolio will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery. The Portfolio will invest the remainder of its available net assets in securities of companies with market capitalizations outside of the Russell 2000® Index market capitalization range.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk – The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk – Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	19.10%
Worst Quarter	December 2008	-24.16%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Loomis Sayles Small-Cap Value Portfolio – Initial Class	27.86%	2.16%	8.25%
Maxim Loomis Sayles Small-Cap Value Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.51%	3.51%

Investment Adviser

MCM

Sub-Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Joseph R. Gatz, CFA	Vice President	2000
Daniel G. Thelen, CFA	Vice President	2000

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. With regard to Initial Class shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.30%. With respect to Class L shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.55%.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for

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monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a Delaware limited partnership, registered as an investment adviser with the SEC. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

Joseph R. Gatz, CFA, Vice President of Loomis Sayles, has co-managed the Portfolio since 2000 when he joined Loomis Sayles. Mr. Gatz received a BA from Michigan State University and an MBA from Indiana University.

Daniel G. Thelen, CFA, Vice President of Loomis Sayles, has served as co-manager of the Portfolio since 2000 and has been employed by Loomis Sayles since 1996. Mr. Thelen received a BA and an MBA from Michigan State University.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk – The stocks of small size companies often involve more risk and volatility than those of larger companies. Because small size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

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Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk – Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the Russell 2000® Index. The Russell 2000® Index is a list that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is a registered trademark of Russell Investments.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

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As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

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Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33  1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

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Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

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The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions

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are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable

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insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Putnam Administrative Services Agreement

The Distributor and MCM entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Internal Revenue Code of 1986, as amended (the “529 Plan”). Under the Services Agreement Putnam provides certain recordkeeping and administrative services to the Fund with regard to each Portfolio that is sold as an investment option in the 529 Plan. For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor pays Putnam a fee of 0.20% of the average daily net asset value of the share of each Portfolio that is sold in the 529 Plan.

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Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                        ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim MFS International Growth Portfolio

Initial Class Ticker: MXIGX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan, or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim MFS International Growth Portfolio – Initial Class	Maxim MFS International Growth Portfolio – Class L
Management Fees	1.20%	1.20%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.20%	1.45%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim MFS International Growth Portfolio – Initial Class	$122	$381	$660	$1,445
Maxim MFS International Growth Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 25.59% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of foreign (including emerging markets) issuers. The Portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region; provided that the Portfolio will, under normal circumstances, invest in at least three different countries. The Portfolio may invest in companies of any size.

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The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more of its assets in that country; the issuer is included in an index which is representative of that country; or the issuer is exposed to the economic fortunes and risks of that country.

The Portfolio generally focuses on investing its assets in the stocks of companies that the Sub-Adviser believes have above average growth potential and that are also trading at reasonable valuation. The Sub-Adviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

Depositary Receipts Risk - Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

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Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	20.65%
Worst Quarter	December 2008	-16.73%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception (5/21/2003)
Maxim MFS International Growth Portfolio – Initial Class	31.91%	5.86%	10.96%
Maxim MFS International Growth Portfolio – Class L	xx.xx%	x.xx%	xx.xx%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	10.72%

Investment Adviser

MCM

Sub-Adviser

Massachusetts Financial Services Company

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Marcus L. Smith	Investment Officer	2003
Daniel Ling	Investment Officer	2009

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Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.20% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

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A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Massachusetts Financial Services Company (“MFS”) is a Delaware corporation and a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is registered as an investment adviser with the SEC. Its principal business address is at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is co-managed by Mr. Marcus L. Smith and Mr. Daniel Ling. Mr. Smith, Investment Officer of MFS, has been portfolio manager of the MFS Institutional International Equity Fund since January 2001, and has been employed in the investment area of MFS since 1994. Mr. Ling, Investment Officer of MFS, has been portfolio manager of the MFS Institutional International Equity Fund since October 2009, and has been employed in the investment area of MFS since 2006. Prior to joining MFS, Mr. Ling was an Investment Manager for Lion Capital Management in Singapore.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

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Stock Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries, or regions.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid. The Portfolio may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Portfolio.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Depositary Receipts Risk - Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

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Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the MSCI EAFE® Index. The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE® Index is a registered trademark of Morgan Stanley Capital International, Inc.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio invests in foreign securities as its principal investment strategy. Accordingly, you should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

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Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. The Portfolio has substantial exposure to foreign markets in that the Portfolio invests primarily in the securities of foreign issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss.

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These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33  1/3 % of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general

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ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or duing any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently

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subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all

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transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the

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discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

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Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

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Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                        ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim MFS International Value Portfolio

(formerly the Maxim Bernstein International Equity Portfolio)

Initial Class Ticker: MXIVX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December    , 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek long-term capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan, or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim MFS International Value Portfolio – Initial Class	Maxim MFS International Value Portfolio – Class L
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.18%	0.18%
Total Annual Portfolio Operating Expenses[1]	1.18%	1.43%

1 The increase in Total Annual Portfolio Operating Expenses is due to a decrease in the average net assets of the Portfolio due to redemptions.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim MFS International Value Portfolio – Initial Class	$120	$375	$649	$1,432
Maxim MFS International Value Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 163.32% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Portfolio will invest primarily in companies located outside the U.S., including those in emerging markets. The Sub-Adviser may invest a relatively large percentage of the Portfolio’s assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The Sub-Adviser may invest the Portfolio’s assets in companies of any size.

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The Portfolio generally focuses on investing its assets in the stocks of companies that the Sub-Adviser believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, and other financial measures. The Sub-Adviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. The Portfolio may use derivatives for any of the following purposes: as a substitute for buying and selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Portfolio’s return as a non-hedging strategy that may be considered speculative.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

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Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	26.36%
Worst Quarter	December 2008	-30.24%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim MFS International Value Portfolio – Initial Class	31.67%	0.52%	2.11%
Maxim MFS International Value Portfolio – Class L	xx.xx%	x.xx%	x.xx%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%
MSCI EAFE® Value Index (reflects no deduction for fees, expenses or taxes)	35.06%	3.96%	4.03%

Investment Adviser

MCM

Sub-Adviser

Massachusetts Financial Services Company

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Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Benjamin Stone	Investment Officer	2009
Barnaby Weiner	Investment Officer	2009

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

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Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. With regard to Initial Class shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.20%. With respect to Class L shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.45%.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Massachusetts Financial Services Company (“MFS”) is a Delaware corporation and a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is registered as an investment adviser with the SEC. Its principal business address is at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is co-managed by Mr. Benjamin Stone and Mr. Barnaby Weiner. Mr. Stone, an Investment Officer of MFS, has been a portfolio manager of the MFS International Value Fund since November 2008 and has been employed in the investment area of MFS since 2005. Prior to joining MFS, Mr. Stone was a research analyst at Schroders Investment Management from 1997 to 2005. Mr. Weiner, an Investment Officer of MFS, has been a portfolio manager of the MFS International Value Fund since January 2003 and has been employed in the investment area of MFS since 1998.

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Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Stock Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries, or regions.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

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Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Indexes

The Portfolio’s benchmark indexes are the MSCI EAFE® Index and the MSCI EAFE® Value Index. The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE® Index is a registered trademark of Morgan Stanley Capital International, Inc.

Effective September 1, 2009, the Portfolio began using the MSCI EAFE® Value Index, which is more representative of the types of securities generally held by the Portfolio, as an additional benchmark. The MSCI EAFE® Value Index is a subset of the MSCI EAFE® Index and constituents of the index include securities from Europe, Australasia (Australia and Asia), and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index and consists of those securities classified by MSCI as most representing the value style.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

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As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio invests in foreign securities as its principal investment strategy. Accordingly, you should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. The Portfolio has substantial exposure to foreign markets in that the Portfolio invests primarily in the securities of foreign issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the

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premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased

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price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its investment objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

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The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

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Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement

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plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from

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authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                        ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim MidCap Value Portfolio

Initial Class Ticker: MXMVX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim MidCap Value Portfolio – Initial Class	Maxim MidCap Value Portfolio – Class L
Management Fees	1.25%	1.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.25%	1.50%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim MidCap Value Portfolio – Initial Class	$127	$397	$686	$1,511
Maxim MidCap Value Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 165.82% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in mid-cap U.S. issuers, including foreign issuers that are traded in the United States. Most of these issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Portfolio moves outside this range, the Portfolio may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently (as of December 31, 2009) between $263 million and $20.91 billion.

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The Portfolio may invest in the aggregate up to 20% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

The Portfolio is managed using a quantitative investment process. GSAM’s quantitative style of investment management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Portfolio maintains risk, style, capitalization and industry characteristics similar to the Russell MidCap® Value Index. The index is designed to represent an investable universe of mid cap companies with low earnings growth expectations. The Portfolio seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. The Portfolio may use derivatives, including futures contracts, to equitize cash in the Portfolio between rebalancings of the Portfolio.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk – The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk – Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Over-the-Counter Risk – Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

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Derivative Risk – Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	22.44%
Worst Quarter	December 2008	-26.30%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Since Inception (5/15/08)
Maxim MidCap Value Portfolio – Initial Class	29.27%	-11.17%
Maxim MidCap Value Portfolio – Class L	xx.xx%	xx.xx%
Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes)	34.21%	-11.40%

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Investment Adviser

MCM

Sub-Adviser

Goldman Sachs Asset Management, L.P.

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Katinka Domotorffy, CFA	Managing Director	2008
William J. Fallon	Managing Director	2010
Andrew W. Alford, PhD	Managing Director	2008

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment

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Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Goldman Sachs Asset Management, L.P. (“GSAM®”) is a Delaware limited partnership and an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM is registered as an investment adviser with the SEC. GSAM’s principal business address is 200 West Street, New York, New York 10282.

In connection with GSAM’s service as Sub-Adviser to the Portfolio, Goldman Sachs Asset Management International (“GSAMI”) implements and manages certain country and currency strategies of the Portfolio. The management and investment of these strategies by GSAMI is based on the amount of the risk budget for the Portfolio allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by MCM. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

Katinka Domotorffy, CFA, Managing Director, joined GSAM as a member of the Quantitative Investment Strategies (QIS) team in 1998 and is Head and Chief Investment Officer of the QIS group. Ms. Domotorffy earned an MS in Finance, with distinction, from the London School of Economics. She earned a BS from the University of Pennsylvania and is a CFA charter holder.

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Mr. Alford, PhD, Managing Director, joined GSAM as a researcher in 1998 and is responsible for the US equity long-only portfolios as well as the Flex (130/30) equity long-short strategies managed by the QIS team. Mr. Alford has a BS in Information and Computer Science from the University of California at Irvine, and an MBA and a PhD from the Booth Graduate School of Business at the University of Chicago.

William J. Fallon, Ph.D., Managing Director, joined GSAM as a member of the QIS team in 1998 and is Co-Chief Investment Officer of Alpha Strategies and Head of Research. Mr. Fallon holds a doctorate in finance from Columbia University and is a member of the Society of Actuaries.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Sub-Adviser Legal Proceedings

On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.

Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.

In the view of GS&Co. and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of GS&Co., GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which GS&Co., GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk – The stocks of medium size companies often involve more risk and volatility than those of larger companies. Because medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

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Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk – Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Over-the-Counter Risk – Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

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An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the Russell MidCap® Value Index. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes the Russell MidCap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is a registered trademark of Russell Investments.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

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Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Debt Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in debt securities. Accordingly, you also should be aware of the risks associated with debt securities investments.

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

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Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash

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relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33  1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

GSAM’s Quantitative Investment Strategies (“QIS”) Team Philosophy:

Step 1: Stock Selection

GSAM forecasts expected returns on over 10,000 stocks globally on a daily basis. Stock return forecasts are determined using a proprietary model developed by the QIS group. This model is based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries

Step 2: Portfolio Construction

GSAM uses a proprietary risk model to help manage the expected deviation of the Portfolio’s returns and the benchmark’s returns. The risk model includes all of the above themes used in the return model, as well as several other factors GSAM believes are associated with risk but not return. In this process, GSAM

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seeks to add value by overweighting (relative to the benchmark) stocks with attractive characteristics (as defined by the return model) and underweighting stocks with less attractive characteristics. At the same time, GSAM seeks to manage risk by controlling exposure to other characteristics such as size and sector weight deviations relative to the benchmark. A computer optimizer evaluates many different security combinations and weightings in an effort to construct the most efficient risk/return portfolio.

Step 3: Efficient Implementation

GSAM’s portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Portfolio.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

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Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

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Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

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Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

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Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing

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levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                        ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio

Ticker: MXMXX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.46%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579

Principal Investment Strategies

As a money market fund, the Portfolio seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Portfolio will invest in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

The Portfolio will invest in securities that are only denominated in U.S. Dollars and in securities with a weighted average maturity of less than 90 days. Effective June 30, 2010, the Portfolio must maintain a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted average life to maturity of no more than 120 days.

The Portfolio will invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

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Possible Loss of Money - An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them.

Stable NAV Risk - The Portfolio may not be able to maintain an NAV per share of $1.00 at all times. Shareholders of the Portfolio should not rely on or expect MCM or an affiliate to purchase distressed assets from the Portfolio, make capital infusions into the Portfolio, enter into capital support agreements with the Portfolio, or take other actions to help the Portfolio maintain a stable $1.00 share price.

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

U.S. Government Securities Risk - Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Lone Banks, are not issued or guaranteed by the U.S. Treasury.

Other Risks - When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2000	1.55%
Worst Quarter	June 2009	0.00%

Average Annual Total Returns for Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Money Market Portfolio	0.01%	2.77%	2.67%

Yield

Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

As of December 31, 2009, the Portfolio’s 7-day yield and its effective yield were:

7-Day Yield	Effective Yield
0.00%	0.00%

Investment Adviser

MCM

Portfolio Manager

Catherine S. Tocher, CFA, Senior Vice President, Investments, MCM. Ms.  Tocher has managed the Portfolio since 2000.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Catherine S. Tocher manages the Portfolio. Ms. Tocher has served as manager of the Portfolio since 2000. Ms. Tocher is a Manager and Senior Vice President, Investments, of MCM. She is also Senior Vice President, Investments of GWL&A. She joined the GWL&A Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance. She also holds the Chartered Financial Analyst designation.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.46% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

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More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Possible Loss of Money - An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them. For example, the Portfolio could lose money if a security purchased by the Portfolio is downgraded and the Portfolio must sell the security at less than the cost of the security.

Stable NAV Risk - The Portfolio may not be able to maintain an NAV per share of $1.00 at all times. Shareholders of the Portfolio should not rely on or expect MCM or an affiliate to purchase distressed assets from the Portfolio, make capital infusions into the Portfolio, enter into capital support agreements with the Portfolio, or take other actions to help the Portfolio maintain a stable $1.00 share price.

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

U.S. Government Securities Risk - Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Lone Banks, are not issued or guaranteed by the U.S. Treasury.

Other Risks - When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Portfolio’s Investments

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

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Money Market Instruments

The Portfolio invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Portfolio will be determined exclusively by the rewards and risks relating to money market instruments.

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

The portfolio manager of the Portfolio selects securities with a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

6

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of that Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available.

The net asset value of the Portfolio is determined by using the amortized cost method of valuation. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

7

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends monthly. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at the net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to

8

identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Cash and Non-Cash Incentive Arrangements

GWL&A, GWFS Equities, Inc., the Fund’s principal underwriter (the “Distributor”), and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

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Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

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Financial Highlights

The financial highlights table presented below is intended to help you understand the Portfolio’s financial performance for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                        ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim MSCI EAFE® Index Portfolio

Initial Class Ticker:

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek investment results that track the total return of the common stocks that comprise the MSCI EAFE® Index.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are estimated because the Portfolio had not commenced operations as of the date of this Prospectus. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim MSCI EAFE® Index Portfolio – Initial Class	Maxim MSCI EAFE® Index Portfolio – Class L
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.70%	0.95%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Maxim MSCI EAFE® Index Portfolio – Initial Class	$xx	$xxx
Maxim MSCI EAFE® Index Portfolio – Class L	$xx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the MSCI EAFE® Index (the “Benchmark Index”). The Portfolio will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and exchange traded funds that seek to track the relevant index.

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The Portfolio’s benchmark index is the MSCI EAFE® Index. The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index is comprised of approximately 1000 separate equity issues listed on exchanges in 22 different countries. The index is designed to represent the performance of the international equity market generally.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Index Risk – It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk – The Portfolio may not be able to precisely track the performance of the Benchmark Index.

Market Risk – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk – Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio.

Currency Risk – Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Sector Risk – Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Derivative Risk – Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk – An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests. Lack of liquidity in an ETF could result in it being more volatile.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio had not commenced operations as of the date of this Prospectus. The information will appear in a future version of this Prospectus after the Portfolio has been in operation for one complete calendar year.

Investment Adviser

MCM

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Sub-Adviser

Mellon Capital Management Corporation

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Karen Q. Wong	Managing Director, Equity Index	2010
Richard A. Brown	Director, Senior Portfolio Manager	2010
Thomas J. Durante	Director, Senior Portfolio Manager	2010

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

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As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser will be available in the Portfolio’s Annual Report to shareholders for the period ended December 31, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, CA 94105.

The Mellon Capital Equity Index Team manages the Portfolio. The team is comprised of Ms. Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong is a Managing Director, Equity Index, with ten years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She graduated with a BA from San Francisco State University, and obtained an MBA from San Francisco State University.

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Mr. Richard A. Brown is a Director, Senior Portfolio Manager, with 15 years at Mellon Capital. Mr. Brown attained the Chartered Financial Analyst designation. He obtained an MBA from California State University at Hayward.

Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, with ten years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He graduated with a BA from Fairfield University.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Index Risk – It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk – Several factors will affect the Portfolio’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and the Benchmark Index.

Market Risk – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

Geographic Concentration Risk – When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries, or regions.

Currency Risk – Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Sector Risk – Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

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Derivative Risk – A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

ETFs Risk – An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Portfolio could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

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As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio invests in foreign securities as its principal investment strategy. Accordingly, you should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. The Portfolio has substantial exposure to foreign markets in that the Portfolio invests primarily in the securities of foreign issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Tracking a Benchmark Index

The Portfolio is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Portfolio”). The Benchmark Index for the Portfolio is described below:

The Portfolio’s benchmark index is the MSCI EAFE® Index. The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index is comprised of approximately 1000 separate equity issues listed on exchanges in 22 different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE® Index is a registered trademark of Morgan Stanley Capital International, Inc (“MSCI”). The Portfolio is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI EAFE® Index. The MSCI EAFE® Index is the exclusive property of MSCI and have been licensed for use by GWL&A.

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Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
•

Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of the Portfolio will generally decline when the performance of its Benchmark Index declines. Because the Portfolio is designed to track an index before fees and expenses, the Portfolio cannot purchase other securities that may help offset declines in its index. In addition, because the Portfolio may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Portfolio may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss.

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These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33  1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general

9

ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objectives. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently

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subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

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The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

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We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA

13

owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

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Financial Highlights

The Portfolio had not commenced operations prior to the date of this Prospectus; therefore, no financial highlights for the Portfolio are available.

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

15

MAXIM SERIES FUND, INC.

Maxim Putnam High Yield Bond Portfolio

(formerly Maxim High Yield Bond Portfolio)

Initial Class Ticker: MXHYX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Putnam High Yield Bond Portfolio – Initial Class	Maxim Putnam High Yield Bond Portfolio – Class L
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.10%	1.35%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Putnam High Yield Bond Portfolio – Initial Class	$112	$350	$606	$1,340
Maxim Putnam High Yield Bond Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 141.60% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest a minimum of 80% of its total assets in publicly registered high yield/high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuers option to pay in kind). Up to 25% of the Portfolio’s total assets may be invested in non-corporate debt securities. Up to 20% of the total assets of the Portfolio may be invested in equity securities, including convertible preferred stock, common stock, and warrants.

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High yield bonds are debt securities that are rated below investment grade (for example, rated below BBB by Standard & Poor’s or below Baa by Moody’s Investors Service) or have an equivalent rating by a nationally recognized statistical rating organization. Debt securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds. No more than 35% of the Portfolio’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Portfolio may invest in bank loans (term and revolving loans), invest in foreign securities, make forward commitments and may lend Portfolio securities. The Portfolio may invest up to 20% of its total assets in securities not denominated in U.S. dollars. The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

High Yield Risk - High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

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Derivative Risk – Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	23.67%
Worst Quarter	December 2008	-22.98%

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Average Annual Total Returns for Periods Ended December 31, 2009

	One Year	Five Years	Since Inception (5/01/2003)
Maxim Putnam High Yield Bond Portfolio – Initial Class	51.21%	2.97%	4.93%
Maxim Putnam High Yield Bond Portfolio – Class L	xx.xx%	x.xx%	x.xx%
J.P. Morgan High Yield Developed Index (reflects no deduction for fees, expenses or taxes)	58.76%	6.43%	8.50%
Citigroup High Yield Market Index (reflects no deduction for fees, expenses or taxes)	55.19%	5.98%	8.12%

Investment Adviser

MCM

Sub-Adviser

Putnam Investment Management, LLC

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Paul D. Scanlon, CFA	Managing Director and Team Leader, Putnam U.S. High Yield Team	2009
Norman Boucher	Managing Director	2009
Robert Salvin	Managing Director	2009

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a

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conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.10% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, the Portfolio’s Sub-Adviser, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is One Post Office Square, Boston, MA 02109. Putnam is an affiliate of MCM and GWL&A. Putnam is an indirect wholly owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to MCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco

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Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Putnam has managed mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family.

The portfolio management team for the Portfolio is led by Paul D. Scanlon, CFA, Managing Director and Team Leader for the Putnam US High Yield Team. Messrs. Norman Boucher, and Robert Salvin are also Portfolio Managers that manage the Portfolio.

Mr. Scanlon, a CFA charter holder has been with Putnam since 1999, and has been in the investment industry since 1986. Mr. Boucher, a Managing Director, joined Putnam in 1998 as an Analyst and served as a Portfolio Manager in the Putnam U.S. High Yield group before moving to Putnam’s London office to manage the European high-yield portfolios. Mr. Boucher rejoined the U.S. High Yield team in 2005 and has been in the investment industry since 1985. Mr. Salvin, a Managing Director, has been in the investment industry since 1986 and joined Putnam in 2000. Messrs. Scanlon, Boucher and Salvin also manage other Putnam Funds managed by Putnam or an affiliate.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will, under normal circumstances, invest a minimum of 80% of its total assets in publicly registered high yield/high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuers option to pay in kind). Up to 25% of the Portfolio’s total assets may be invested in non-corporate debt securities. Up to 20% of the total assets of the Portfolio may be invested in equity securities, including convertible preferred stock, common stock, and warrants.

High yield bonds are debt securities that are rated below investment grade (for example, rated below BBB by Standard & Poor’s or below Baa by Moody’s Investors Service) or have an equivalent rating by a nationally recognized statistical rating organization. Debt securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds. No more than 35% of the Portfolio’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Portfolio may invest in bank loans (term and revolving loans), invest in foreign securities, make forward commitments and may lend Portfolio securities. The Portfolio may invest up to 20% of its total assets in securities not denominated in U.S. dollars. The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. The Portfolio may use derivatives for any of the following purposes: as a substitute for buying and selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Portfolio’s return as a non-hedging strategy that may be considered speculative.

Typically, the composition of cash and money market instruments does not exceed 20% of the total assets of the Portfolio. It is expected, however, that the Sub-Adviser will make active use of short-term reserves when deemed appropriate. Except for obligations issued or guaranteed by the US. Government or its agencies or instrumentalities, no more than 5% of the total assets of the Portfolio will be invested in the assets of any one issuer. No more than 25% of the total assets of the Portfolio will be invested in any one industry, as defined by the Sub-Adviser.

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Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

High Yield Risk - High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid. The Portfolio may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Portfolio.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

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Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

Effective August 13, 2009, the Portfolio began benchmarking against the J.P. Morgan High Yield Developed Index, an unmanaged index of high yield fixed-income securities issued in developed countries, as the Sub-Adviser views the J.P. Morgan High Yield Developed Index as a more appropriate benchmark for the Portfolio based on its investment strategies.

Between 2005 and August 13, 2009, the Portfolio benchmarked against the Citigroup High Yield Market Index, which captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Securities

The Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds.

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Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Equity Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in equity securities. Accordingly, you also should be aware of the risks associated with equity securities investments.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

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Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

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A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies and instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

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The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s

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judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a

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portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

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We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered

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representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

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Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim S&P 500® Index Portfolio

Initial Class Ticker: MXVIX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek investment results that track the total return of the common stocks that comprise the S&P 500® Index (the “Benchmark Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim S&P 500® Index Portfolio – Initial Class	Maxim S&P 500® Index Portfolio – Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim S&P 500® Index Portfolio – Initial Class	$61	$192	$335	$750
Maxim S&P 500® Index Portfolio – Class L	$xx	$xxx	$xxx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 15.44% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of its Benchmark Index. The Portfolio will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and exchange traded funds that seek to track the relevant index.

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The Benchmark Index is the S&P 500® Index. The S&P 500® Index is comprised of the stocks that trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of publicly traded common stocks in the United States.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk - The Portfolio may not be able to precisely track the performance of the Benchmark Index.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests. Lack of liquidity in an ETF could result in it being more volatile.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	15.88%
Worst Quarter	December 2008	-22.09%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception (9/8/03)
Maxim S&P 500® Index Portfolio – Initial Class	25.86%	-0.19%	2.86%
Maxim S&P 500® Index Portfolio – Class L	xx.xx%	x.xx%	x.xx%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	3.46%

Investment Adviser

MCM

Sub-Adviser

Mellon Capital Management Corporation

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Karen Q. Wong	Managing Director, Equity Index	2009
Richard A. Brown	Director, Senior Portfolio Manager	2009
Thomas J. Durante	Director, Senior Portfolio Manager	2009

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

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The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, CA 94105.

The Mellon Capital Equity Index Team manages the Portfolio. The team is comprised of Ms. Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong is a Managing Director, Equity Index, with ten years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She graduated with a BA from San Francisco State University, and obtained an MBA from San Francisco State University.

Mr. Richard A. Brown is a Director, Senior Portfolio Manager, with 15 years at Mellon Capital. Mr. Brown attained the Chartered Financial Analyst designation. He obtained an MBA from California State University at Hayward.

Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, with ten years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He graduated with a BA from Fairfield University.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in stocks even when stock prices are generally falling.

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Tracking Error Risk - Several factors will affect the Portfolio’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and the Benchmark Index.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Portfolio could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the S&P 500® Index. The S&P 500® Index is comprised of the stocks that make up the S&P 500® and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of publicly traded common stocks in the United States. The S&P 500® Index is a registered trademark of the McGraw-Hill Companies.

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More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Tracking a Benchmark Index

The Portfolio is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Portfolio”). The Benchmark Index for the Portfolio is described below:

The S&P 500® Index (the “S&P 500®”) is comprised of the stocks that make up the S&P 500® and trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of publicly traded common stocks in the United States.

*“Standard & Poor’s®”, “S&P®”, and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GWL&A. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio, and Standard & Poor’s is not an affiliate or a sponsor of the Fund, the Portfolio or MCM.

The S&P 500® is sponsored by Standard & Poor’s which is responsible for determining which stocks are represented in the index. Standard & Poor’s is not responsible for and does not participate in the operation or management of the Portfolio, nor does it guarantee the accuracy or completeness of the Benchmark Index or the data therein. Inclusion of a stock in the Benchmark Index does not imply that it is a good investment. Total returns for the S&P 500® Index assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

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Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
•

Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of the Portfolio will generally decline when the performance of its Benchmark Index declines. Because the Portfolio is designed to track an index before fees and expenses, the Portfolio cannot purchase other securities that may help offset declines in its index. In addition, because the Portfolio may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Portfolio may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

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Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

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Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

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The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

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Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

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Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

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[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim S&P MidCap 400® Portfolio

Initial Class Ticker:

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek investment results that track the total return of the common stocks that comprise the S&P MidCap 400® Index.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are estimated because the Portfolio had not commenced operations as of the date of this Prospectus. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim S&P MidCap 400® Portfolio – Initial Class	Maxim S&P MidCap 400® Portfolio – Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Maxim S&P MidCap 400® Portfolio – Initial Class	$xx	$xxx
Maxim S&P MidCap 400® Portfolio – Class L	$xx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the S&P MidCap 400® Index (the “Benchmark Index”). The Portfolio will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and exchange traded funds that seek to track the relevant index.

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The Benchmark Index is the S&P MidCap 400® Index. The S&P MidCap 400® Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor’s Corporation of companies.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Index Risk – It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk – The Portfolio may not be able to precisely track the performance of the Benchmark Index.

Market Risk – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk – The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Sector Risk – Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Derivative Risk – Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Over-the-Counter Risk – Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

Exchange-Traded Funds (“ETFs”) Risk – An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests. Lack of liquidity in an ETF could result in it being more volatile.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio had not commenced operations as of the date of this Prospectus. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Sub-Adviser

Mellon Capital Management Corporation

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Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Karen Q. Wong	Managing Director, Equity Index	2010
Richard A. Brown	Director, Senior Portfolio Manager	2010
Thomas J. Durante	Director, Senior Portfolio Manager	2010

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

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Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser will be available in the Portfolio’s Annual Report to shareholders for the period ended December 31, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, CA 94105.

The Mellon Capital Equity Index Team manages the Portfolio. The team is comprised of Ms. Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong is a Managing Director, Equity Index, with ten years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She graduated with a BA from San Francisco State University, and obtained an MBA from San Francisco State University.

Mr. Richard A. Brown is a Director, Senior Portfolio Manager, with 15 years at Mellon Capital. Mr. Brown attained the Chartered Financial Analyst designation. He obtained an MBA from California State University at Hayward.

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Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, with ten years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He graduated with a BA from Fairfield University.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Index Risk – It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk – Several factors will affect the Portfolio’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and the Benchmark Index.

Market Risk – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk – The stocks of medium size companies often involve more risk and volatility than those of larger companies. Because medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Sector Risk – Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Derivative Risk – A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

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Over-the-Counter Risk – Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

ETFs Risk – An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Portfolio could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

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As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Tracking a Benchmark Index

The Portfolio is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Portfolio”). The Benchmark Index for the Portfolio is described below:

The Portfolio’s benchmark index is the S&P MidCap 400® Index. The S&P MidCap 400® Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor’s Corporation of companies.

*“Standard & Poor’s®”, “S&P®” and “S&P MidCap 400®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GWL&A. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio, and Standard & Poor’s is not an affiliate or a sponsor of the Fund, the Portfolio or MCM.

The S&P MidCap 400® is sponsored by Standard & Poor’s which is responsible for determining which stocks are represented in the index. Standard & Poor’s is not responsible for and does not participate in the operation or management of the Portfolio, nor does it guarantee the accuracy or completeness of the Benchmark Index or the data therein. Inclusion of a stock in the Benchmark Index does not imply that it is a good investment. Total returns for the S&P MidCap 400® assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
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Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect

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changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of the Portfolio will generally decline when the performance of its Benchmark Index declines. Because the Portfolio is designed to track an index before fees and expenses, the Portfolio cannot purchase other securities that may help offset declines in its index. In addition, because the Portfolio may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Portfolio may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

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U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objectives. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

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A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

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We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

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The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

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Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

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Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The Portfolio had not commenced operations prior to the date of this Prospectus; therefore, no financial highlights for the Portfolio are available.

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

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For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Short Duration Bond Portfolio

Initial Class Ticker: MXSDX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek maximum total return that is consistent with preservation of capital and liquidity.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Short Duration Bond Portfolio – Initial Class	Maxim Short Duration Bond Portfolio – Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Short Duration Bond Portfolio – Initial Class	$61	$192	$335	$750
Maxim Short Duration Bond Portfolio – Class L	$xx	$xxx	$xxx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 56.49% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. The Portfolio will select securities based on relative value, maturity, quality and sector. The Portfolio will maintain an actively managed portfolio of bonds selected from several categories, including U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, and corporate bonds. The Portfolio will maintain a weighted average quality of A or higher and an average duration between one and three years based on the portfolio manager’s forecast for interest rates. The Portfolio may invest up to 20% its net assets in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

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Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Prepayment Risk - When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be require to reinvest proceeds at the lower interest rates then available.

U.S. Government Securities Risk - Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Lone Banks, are not issued or guaranteed by the U.S. Treasury.

High Yield Risk - High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2001	3.73%
Worst Quarter	June 2004	-1.53%

Average Annual Total Returns for Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Short Duration Bond Portfolio – Initial Class	10.02%	4.65%	4.98%
Maxim Short Duration Bond Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Barclays Capital 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	11.59%	4.81%	5.45%

Investment Adviser

MCM

Portfolio Manager

Catherine S. Tocher, CFA, Senior Vice President, Investments, MCM. Ms.  Tocher has managed the Portfolio since 2003.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

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Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Catherine S. Tocher manages the Portfolio. Ms. Tocher has served as manager of the Portfolio since 2003. Ms. Tocher is a Manager and Senior Vice President, Investments, of MCM. She is also Senior Vice President, Investments of GWL&A. She joined the GWL&A Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance. She also holds the Chartered Financial Analyst designation.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

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Credit Risk - A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Prepayment Risk - When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

U.S. Government Securities Risk - Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Lone Banks, are not issued or guaranteed by the U.S. Treasury.

High Yield Risk - High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the Barclays Capital 1-3 Year Credit Bond Index. The Barclays Capital 1-3 Year Credit Bond Index is a subset of the Barclays Capital Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

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More Information About the Portfolio’s Investments

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Securities

The Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds.

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

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A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the portfolio manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery

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are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

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The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends quarterly. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at the net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

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The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

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We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA

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owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

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Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financials.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Small-Cap Growth Portfolio

Initial Class Ticker: MXSGX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek long-term capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Small-Cap Growth Portfolio – Initial Class	Maxim Small-Cap Growth Portfolio – Class L
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses[1]	0.23%	0.23%
Total Annual Portfolio Operating Expenses	1.18%	1.43%

1   “Other Expenses” were lower than the figure shown by 0.08% due to a voluntary waiver by MCM. MCM may terminate this voluntary waiver at any time.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Small-Cap Growth Portfolio – Initial Class	$120	$375	$649	$1,432
Maxim Small-Cap Growth Portfolio – Class L	$xxx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 126.03% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000® Index at the time of purchase, or if not included in that index, have market capitalizations of $3 billion or below at the time of purchase. When consistent with the Portfolio’s investment objectives and investment strategies, the Portfolio will invest up to 20% in equity securities of companies with market capitalizations in excess of $3 billion and up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts (“ADRs”) are not subject to this 25% limitation.

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The Portfolio will identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they: are determined to be in the developing stages of their life cycle; and have demonstrated, or are expected to achieve, long-term earnings growth.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

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Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2001	24.88%
Worst Quarter	December 2008	-28.71%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Small-Cap Growth Portfolio – Initial Class	32.11%	-1.33%	-4.88%
Maxim Small-Cap Growth Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	34.47%	0.87%	-1.37%

Investment Adviser

MCM

Sub-Adviser

Silvant Capital Management, LLC

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Christopher D. Guinther	Lead Portfolio Manager	2007
Michael A. Sansoterra	Portfolio Manager	2007

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. With regard to Initial Class shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.10%. With respect to Class L shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.35%.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

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The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Silvant Capital Management LLC (“Silvant”) is a Delaware limited liability company and a wholly owned subsidiary of Ridgeworth Capital Management, Inc., a money management holding company and wholly owned subsidiary of SunTrust Banks, Inc. Silvant is registered as an investment adviser with the SEC. Its principal business address is 50 Hurt Plaza, Suite 1500, Atlanta, Georgia 30303.

Christopher D. Guinther is the lead portfolio manager for the Portfolio. He is also the lead Portfolio Manager for both the Silvant Large Cap Growth discipline and the Select Large Cap Growth discipline. He has over 16 years of investment experience, the 12 most recent as a lead or co-portfolio manager of institutional small cap growth portfolios. Prior to joining Silvant, Mr. Guinther served as a lead or co-portfolio manager of institutional small cap growth portfolios. He was with Northern Trust Global Investors as a Senior Vice President and Institutional Small Cap Growth Portfolio Manager. Previously, he worked as a Small Cap Growth Portfolio Manager with both Principal Global Investors and Banc One Investment Advisors. He earned his Bachelor of Business Administration in Finance from Ohio University (1992), where he graduated with honors.

Michael A. Sansoterra is the lead portfolio manager for the Large Cap Growth discipline at Silvant. He is also a named portfolio manager on the Select Large Cap Growth discipline and the Small Cap Growth discipline. He has over 12 years of investment experience. Prior to joining Silvant, Mr. Sansoterra served as the Large Cap Diversified Growth Portfolio Manager, the Director of Research for Large/Mid Domestic Equities and a Senior Equity Analyst for Principal Global Investors from 2003 to 2007. Previously, he worked as a Senior Equity Analyst for USAA Investment Management and as an Equity Analyst and Portfolio Manager for The Northern Trust Company. He earned his Bachelor of Science in Economics from The University of Michigan (1994).

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

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Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Because small size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the Russell 2000® Growth Index. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Growth Index is a registered trademark of Russell Investments.

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More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

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Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

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Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general

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ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently

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subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated (referred to as time zone arbitrage). Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

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Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement

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plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a

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record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Small-Cap Value Portfolio

Initial Class Ticker: MXSVX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Small-Cap Value Portfolio – Initial Class	Maxim Small-Cap Value Portfolio – Class L
Management Fees	1.40%	1.40%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.40%	1.65%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Small-Cap Value Portfolio – Initial Class	$143	$443	$766	$1,680
Maxim Small-Cap Value Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 95.25% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will normally invest at least 80% of its assets in a diversified portfolio of equity securities of small capitalization companies. The principal type of equity securities purchased by the Portfolio is common stock. The Portfolio considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalization company included in the Russell 2000® Value Index ($3.93 billion as of December 31, 2009). The Portfolio uses the Russell 2000® Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index

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and non-benchmark index securities. Over time the capitalizations of the companies in the Russell 2000® Value Index will change. As they do, the size of the companies in which the Portfolio invests may change. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 2000® Value Index, the Portfolio may, but is not require to, sell the securities. The Portfolio will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities. The Portfolio may also invest in derivative instruments such as future contracts and equity linked derivatives including exchange traded funds.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk – The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Derivative Risk – Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

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Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	22.55%
Worst Quarter	December 2008	-24.02%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Since Inception (5/15/08)
Maxim Small-Cap Value Portfolio – Initial Class	20.87%	-8.64%
Maxim Small-Cap Value Portfolio – Class L	xx.xx%	x.xx%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	20.58%	-8.29%

Investment Adviser

MCM

Sub-Adviser

Invesco Advisers, Inc.

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Glen E. Murphy	Portfolio Manager	2008
Anthony J. Munchak	Portfolio Manager	2008
Francis M. Orlando	Portfolio Manager	2008
Ralph Coutant, CFA	Research Analyst	2008
Anthony Shufflebotham, CFA	Head of U.S. Research	2008

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Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.40% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

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A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Invesco Advisers, Inc. (“Invesco”) is a Delaware corporation and an indirect wholly owned subsidiary of Invesco Ltd. Invesco is registered as an investment adviser with the SEC. Its principal business address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco has acted as an investment adviser since 1979.

Invesco is responsible for the Portfolio’s investment decisions and the execution of securities transactions with respect to the Portfolio. Investment decisions for the Portfolio are made by the following individuals, who are jointly and primarily responsible for the day-to-day management of the Portfolio:

Glen E. Murphy is portfolio manager and lead manager of Invesco’s Global Quantitative Equity Portfolio Construction & Trading Team. He has been associated with Invesco and/or its affiliates since 1995. As the lead manager, Mr. Murphy generally has final authority over all aspects of the Portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Murphy may perform these functions and the nature of these functions, may change from time to time.

Anthony J. Munchak, portfolio manager, has been associated with Invesco and/or its affiliates since 2000.

Francis M. Orlando, portfolio manager, has been associated with Invesco and/its affiliates since 1987.

Ralph Coutant, research analyst, has been associated with Invesco and/or its affiliates since 1999.

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Anthony Shufflebotham, Head of U.S. Research, has been associated with Invesco and/or its affiliates since 1998.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will normally invest at least 80% of its assets in a diversified portfolio of equity securities of small capitalization companies. The principal type of equity securities purchased by the Portfolio is common stock. The Portfolio considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalization company included in the Russell 2000® Value Index ($3.93 billion as of December 31, 2009). The Portfolio uses the Russell 2000® Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities. Over time the capitalizations of the companies in the Russell 2000® Value Index will change. As they do, the size of the companies in which the Portfolio invests may change. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 2000® Value Index, the Portfolio may, but is not require to, sell the securities. The Portfolio will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities. The Portfolio may also invest in derivative instruments such as future contracts and equity linked derivatives including exchange traded funds.

The Portfolio’s investments in the type of securities described in this Prospectus vary from time to time, and at any time, the Portfolio may not be invested in all types of securities described. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase. The Portfolio seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction cots. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks. The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low forecasted deviation between the return of the Russell 2000® Value Index and the return of the Portfolio. The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is updated periodically. The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security’s risk profile changes.

The Portfolio typically maintains a portion of its assets in cash, which is invested by MCM. The Portfolio holds cash to handle its daily cash needs, which include payment of Portfolio expenses, redemption requests and securities transactions. The amount of cash held by the Portfolio may increase if the Portfolio takes a temporary defensive position. The Portfolio may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the Portfolio’s investment results in a period of rising market prices; conversely it could reduce the magnitude of the Portfolio’s loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

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Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk – The stocks of small size companies often involve more risk and volatility than those of larger companies. Because small size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

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Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the Russell 2000® Value Index. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is a registered trademark of Russell Investments.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more

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difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Debt Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in debt securities. Accordingly, you also should be aware of the risks associated with debt securities investments.

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

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Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

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Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by the U.S. Government, its agencies and instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

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Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated (referred to as time zone arbitrage). Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

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The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

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We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered

15

representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

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Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

17

MAXIM SERIES FUND, INC.

Maxim Stock Index Portfolio

Initial Class Ticker: MXSIX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodian or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek investment results that track the total return of the common stocks that comprise the S&P 500® Index and S&P MidCap 400® Index, weighted according to their pro rata share of the market (the “Benchmark Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Stock Index Portfolio – Initial Class	Maxim Stock Index Portfolio – Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Stock Index Portfolio – Initial Class	$61	$192	$335	$750
Maxim Stock Index Portfolio – Class L	$xx	$xxx	$xxx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 12.93% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of its Benchmark Index. The Portfolio will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and exchange traded funds that seek to track the relevant index.

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The S&P 500® Index is comprised of the stocks that trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of publicly traded common stocks in the United States.

The S&P MidCap 400® Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor’s Corporation of companies.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk - The Portfolio may not be able to precisely track the performance of the Benchmark Index.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks or medium-capitalization stocks will trail returns from the overall stock market.

Medium Size Company Securities Risk – The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests. Lack of liquidity in an ETF could result in it being more volatile.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to

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Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	16.11%
Worst Quarter	December 2008	-22.33%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Stock Index Portfolio – Initial Class	26.76%	0.14%	-0.94%
Maxim Stock Index Portfolio – Class L	xx.xx%	x.xx%	x.xx%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	37.88%	3.27%	6.36%

Investment Adviser

MCM

Sub-Adviser

Mellon Capital Management Corporation

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Karen Q. Wong	Managing Director, Equity Index	2009
Richard A. Brown	Director, Senior Portfolio Manager	2009
Thomas J. Durante	Director, Senior Portfolio Manager	2009

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Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

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Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, CA 94105.

The Mellon Capital Equity Index Team manages the Portfolio. The team is comprised of Ms. Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong is a Managing Director, Equity Index, with ten years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She graduated with a BA from San Francisco State University, and obtained an MBA from San Francisco State University.

Mr. Richard A. Brown is a Director, Senior Portfolio Manager, with 15 years at Mellon Capital. Mr. Brown attained the Chartered Financial Analyst designation. He obtained an MBA from California State University at Hayward.

Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, with ten years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He graduated with a BA from Fairfield University.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

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More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk - Several factors will affect the Portfolio’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and the Benchmark Index.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks ore medium-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Medium Size Company Securities Risk – The stocks of medium size companies often involve more risk and volatility than those of larger companies. Because medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Portfolio could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while

6

awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Indexes

The Portfolio’s benchmarks are the S&P 500® Index and S&P MidCap 400® Index, weighted according to their pro rata share of the market. The S&P 500® Index is comprised of the stocks that make up the S&P 500® and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of publicly traded common stocks in the United States. The S&P MidCap 400® Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor’s Corporation of companies. The S&P 500® Index and S&P MidCap 400® Index are registered trademarks of the McGraw-Hill Companies.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

7

Small and Medium Size Companies

Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Tracking a Benchmark Index

The Portfolio is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “index portfolio”). The Benchmark Indexes for the Portfolio are described below:

The S&P 500® Index (the “S&P 500®”) is comprised of the stocks that make up the S&P 500® and trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of publicly traded common stocks in the United States.

The S&P MidCap 400® Index (the “S&P MidCap 400®”) is comprised of the middle tier of stock market capitalization companies compiled by the Standard & Poor’s corporation of companies.

*“Standard & Poor’s®”, “S&P®”, “S&P 500® Index” and “S&P MidCap 400® Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GWL&A. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio, and Standard & Poor’s is not an affiliate or sponsor of the Fund, the Portfolio or MCM.

S&P 500® and S&P MidCap 400® are sponsored by Standard & Poor's which is responsible for determining which stocks are represented in the indexes. Standard & Poor’s is not responsible for and does not participate in the operation or management of the Portfolio, nor does it guarantee the accuracy or completeness of the Benchmark Indexes or the data therein. Inclusion of a stock in the Benchmark Indexes does not imply that it is a good investment. Total returns for the S&P 500® and S&P MidCap 400® assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
•

Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities

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that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of the Portfolio will generally decline when the performance of its Benchmark Indexes decline. Because the Portfolio is designed to track an index before fees and expenses, the Portfolio cannot purchase other securities that may help offset declines in its index. In addition, because the Portfolio may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Portfolio may fail to match the performance of its Benchmark Indexes, after taking expenses into account. It is not possible to invest directly in an index.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

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U.S. Government securities are obligations of and, in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should be not considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

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A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any time when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

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We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

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The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

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The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to

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an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim T. Rowe Price Equity/Income Portfolio

Initial Class Ticker: MXEQX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek substantial dividend income and also long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim T. Rowe Price Equity/Income Portfolio – Initial Class	Maxim T. Rowe Price Equity/Income Portfolio – Class L
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.80%	1.05%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim T. Rowe Price Equity/Income Portfolio – Initial Class	$86	$268	$466	$1,037
Maxim T. Rowe Price Equity/Income Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 29.57% of the average value of its portfolio.

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Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Portfolio will emphasize companies with favorable prospects for increasing dividend income and capital appreciation.

The Portfolio will invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500® Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500® Index; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio’s objectives. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Value Stock Risk - The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

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Investment Style Risk - Returns from large-capitalization stocks may trail returns from the overall stock market. The Portfolio’s emphasis on stocks of established companies paying high dividends may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	19.57%
Worst Quarter	December 2008	-22.42%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim T. Rowe Price Equity/Income Portfolio – Initial Class	25.20%	0.46%	3.97%
Maxim T. Rowe Price Equity/Income Portfolio – Class L	xx.xx%	x.xx%	x.xx%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%

Investment Adviser

MCM

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Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

Brian C. Rogers, Chairman of the Board of T. Rowe Price Group, Inc., Chief Investment Officer of T. Rowe Price, and President of the T. Rowe Price Equity Income Fund. Mr.  Rogers has managed the Portfolio since 1994.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

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Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. With regard to Initial Class shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 0.95%. With respect to Class L shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.20%.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, , of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a Maryland corporation and wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price is registered as an investment adviser with the SEC. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers. The committee chairman has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio’s investment program. This investment advisory committee also serves as the investment committee for the T. Rowe Price Equity Income Fund. Mr. Rogers, Chairman of the Board of T. Rowe Price Group, Inc., Chief Investment Officer of T. Rowe Price and President of T. Rowe Price Equity Income Fund, has been the portfolio manager of the T. Rowe Price Equity Income Fund since its inception in 1985. He joined T. Rowe Price in 1982 and has been managing investments since 1980.

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Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Portfolio will emphasize companies with favorable prospects for increasing dividend income and capital appreciation.

The Portfolio will invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500® Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500® Index; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

Under normal market conditions, substantial dividend income means that the yield on the Portfolio’s securities generally exceeds the yield on the Portfolio’s benchmark. In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive development.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio’s objectives. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Portfolio purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Portfolio’s securities may change after they are purchased, and this may cause the amount of the Portfolio’s assets invested in such securities to exceed the stated maximum restriction or fall below the minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Portfolio during the time it is above or below the stated percentage would be made in compliance with applicable restrictions.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

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Value Stock Risk - The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years. The Portfolio’s emphasis on stocks of established companies paying high dividends may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

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Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the S&P 500® Index. The S&P 500® Index is comprised of the stocks that make up the S&P 500® and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of publicly traded common stocks in the United States. The S&P 500® Index is a registered trademark of the McGraw-Hill Companies.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

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Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Debt Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in debt securities. Accordingly, you also should be aware of the risks associated with debt securities investments.

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

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Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

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Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also

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sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

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The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

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Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

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Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

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Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim T. Rowe Price MidCap Growth Portfolio

Initial Class Ticker: MXMGX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodian or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim T. Rowe Price MidCap Growth Portfolio – Initial Class	Maxim T. Rowe Price MidCap Growth Portfolio – Class L
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses[1]	0.06%	0.06%
Total Annual Portfolio Operating Expenses	1.06%	1.31%

1 “Other Expenses were lower than the figure shown by 0.01% due to a voluntary fee waiver by MCM. MCM may terminate this voluntary waiver at any time.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim T. Rowe Price MidCap Growth Portfolio – Initial Class	$108	$337	$585	$1,294
Maxim T. Rowe Price MidCap Growth Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 41.19% of the average value of its portfolio.

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Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the S&P MidCap 400® Index ($293 million to $8.24 billion as of December 31, 2009) or the Russell MidCap® Growth Index ($263 million to $15.53 billion as of December 31, 2009) at the time of purchase. The market capitalization of the companies in the Portfolio, the S&P MidCap 400® Index, and the Russell MidCap® Growth Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.

The Portfolio will select stocks using a growth approach and invest in companies that: offer proven products or services; have a historical record of above-average earnings growth; demonstrate potential for sustained earnings growth; have a connection to industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio’s investment objectives. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may also invest in fixed-income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

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Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2001	21.25%
Worst Quarter	December 2008	-25.78%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim T. Rowe Price MidCap Growth Portfolio – Initial Class	44.86%	4.23%	5.19%
Maxim T. Rowe Price MidCap Growth Portfolio – Class L	xx.xx%	x.xx%	x.xx%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	37.38%	3.27%	6.36%

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Investment Adviser

MCM

Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

Brian W.H. Berghuis, Vice President and equity portfolio manager, T. Rowe Price Associates, Inc. Mr. Berghuis has managed the Portfolio since 1997.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or colleges savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

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Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. With regard to Initial Class shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.05%. With respect to Class L shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio) which exceed an annual rate of 1.30%.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, , of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, Putnam Investment Management, LLC, sub-adviser of the Maxim Putnam High Yield Bond Portfolio, is the only sub-adviser who is an affiliated person with MCM.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, payssub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a Maryland corporation and wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price is registered as an investment adviser with the SEC. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee chaired by Brian W.H. Berghuis. Mr. Berghuis has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio’s investment program. Mr. Berghuis is a Vice President and equity portfolio manager of T. Rowe Price, and has been the portfolio manager of the T. Rowe Price Mid-Cap Growth Fund since 1992. He has been managing investments since 1984 and joined T. Rowe Price in 1985.

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Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the S&P MidCap 400® Index ($293 million to $8.24 billion as of December 31, 2009) or the Russell MidCap® Growth Index ($263 million to $15.53 billion as of December 31, 2009) at the time of purchase. The market capitalization of the companies in the Portfolio, the S&P MidCap 400® Index, and the Russell MidCap® Growth Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.

The Portfolio will select stocks using a growth approach and invest in companies that: offer proven products or services; have a historical record of above-average earnings growth; demonstrate potential for sustained earnings growth; have a connection to industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio’s investment objective, the investment manager has the discretion to purchase some securities that do not meet its normal investment criteria when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive development.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio’s investment objectives. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may also invest in fixed-income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Portfolio purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Portfolio’s securities may change after they are purchased, and this may cause the amount of the Portfolio’s assets invested in such securities to exceed the stated maximum restriction or fall below the minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Portfolio during the time it is above or below the stated percentage would be made in compliance with applicable restrictions.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

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Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Because medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

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Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the S&P MidCap 400® Index. The S&P MidCap 400® Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor’s Corporation of companies. The S&P MidCap 400® Index is a registered trademark of the McGraw-Hill Companies.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more

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difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Debt Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in debt securities. Accordingly, you also should be aware of the risks associated with debt securities investments.

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

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Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

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Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should be not considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

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A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolios

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

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We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated (referred to as time zone arbitrage). Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

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The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keeper to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

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Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of

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such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Mercer Administrative Services Agreement

Effective May 1, 2008, MCM entered into a Services Agreement with Mercer HR Services, LLC (“Mercer”), pursuant to which Mercer provides recordkeeping and administrative services to certain owners of variable contracts or participants of qualified retirement plans who invest their assets in Portfolios of the Fund for which Mercer serves as record keeper. For the services rendered by it pursuant to the Administrative Services Agreement, Mercer receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios for which Mercer provides services.

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Putnam Administrative Services Agreement

The Distributor and MCM entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Internal Revenue Code of 1986, as amended (the “529 Plan”). Under the Services Agreement Putnam provides certain recordkeeping and administrative services to the Fund with regard to each Portfolio that is sold as an investment option in the 529 Plan. For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor pays Putnam a fee of 0.20% of the average daily net asset value of the share of each Portfolio that is sold in the 529 Plan.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs qualified retirement plans or college savings program. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfuds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

17

MAXIM SERIES FUND, INC.

Maxim U.S. Government Mortgage Securities Portfolio

(formerly the Maxim U.S. Government Securities Portfolio)

Initial Class Ticker: MXGMX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek the highest level of return consistent with preservation of capital and substantial credit protection.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim U.S. Government Mortgage Securities Portfolio – Initial Class	Maxim U.S. Government Mortgage Securities Portfolio – Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim U.S. Government Mortgage Securities Portfolio – Initial Class	$61	$192	$335	$750
Maxim U.S. Government Mortgage Securities Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 54.24% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage-related securities that have been issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Portfolio will invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private

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issuers and collateralized by securities issued or guaranteed by (i) the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) private originators. The Portfolio may invest in commercial mortgage-backed securities, asset-backed securities, and investment grade corporate bonds.

The Portfolio will focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields. The Portfolio may invest in mortgage dollar rolls with up to 20% of its net assets. In a mortgage dollar roll transaction, the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Prepayment Risk - When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be require to reinvest proceeds at the lower interest rates then available.

U.S. Government Securities Risk - Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Lone Banks, are not issued or guaranteed by the U.S. Treasury.

Mortgage Dollar Roll Risk - Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. These transactions involve the risk that the portfolio manager will not correctly predict mortgage prepayments and interest rates, which will diminish the Portfolio’s performance. These transactions may increase the Portfolio’s portfolio turnover rate.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

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Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2001	4.70%
Worst Quarter	June 2004	-2.07%

Average Annual Total Returns for Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim U.S. Government Mortgage Securities Portfolio – Initial Class	6.01%	5.09%	5.88%
Maxim U.S. Government Mortgage Securities Portfolio – Class L	x.xx%	x.xx%	x.xx%
Barclays Capital U.S. MBS Index (reflects no deduction for fees, expenses or taxes)	5.89%	5.78%	6.46%
Barclays Capital U.S. Government Index (reflects no deduction for fees, expenses or taxes)	-2.20%	4.87%	6.17%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%

Investment Adviser

MCM

Portfolio Manager

Catherine S. Tocher, CFA, Senior Vice President, Investments, MCM. Ms.  Tocher has managed the Portfolio since 1993.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

Catherine S. Tocher manages the Portfolio. Ms. Tocher has served as manager of the Portfolio since 1993. Ms. Tocher is a Manager and Senior Vice President, Investments, of MCM. She is also Senior Vice President, Investments of GWL&A. She joined the GWL&A Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance. She also holds the Chartered Financial Analyst designation.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

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A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

More Information About the Portfolio

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligations to pay principal and/or interest.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Prepayment Risk - When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

U.S. Government Securities Risk - Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Lone Banks, are not issued or guaranteed by the U.S. Treasury.

Mortgage Dollar Roll Risk - In a mortgage-dollar-roll transaction, the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. These transactions involve the risk that the portfolio manager will not correctly predict mortgage prepayments and interest rates, which will diminish the Portfolio’s performance. These transactions may increase the Portfolio’s portfolio turnover rate.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

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An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Indexes

Effective May 1, 2010, the Portfolio began using the Barclays Capital U.S. MBS Index (80%) and Barclays Capital U.S. Government Index (20%) as its benchmarks as the portfolio manager views them as more appropriate benchmarks for the Portfolio based on its investment strategies. The Barclays Capital MBS Index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Freddie Mac (“FHLMC”). The Barclays Capital U.S. MBS Index includes securities issued by GNMA, FHLMC, and FNMA that have 30-, 20-, 15-year and balloon securities that have a remaining maturity of at least one year, are investment grade, and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Barclays Capital U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issues debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

Prior to May 1, 2010, the Portfolio’s benchmark index was the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

More Information About the Portfolio’s Investments

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Securities

The Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds.

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

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Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

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Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

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Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

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Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends quarterly. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

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The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that L shares have a distribution or “Rule 12b-1” plan which is described below.

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Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

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GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

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For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Conservative Profile I Portfolio

Initial Class Ticker: MXVPX

Maxim Moderately Conservative Profile I Portfolio

Initial Class Ticker: MXTPX

Maxim Moderate Profile I Portfolio

Initial Class Ticker: MXOPX

Maxim Moderately Aggressive Profile I Portfolio

Initial Class Ticker: MXRPX

Maxim Aggressive Profile I Portfolio

Initial Class Ticker: MXPPX

(the “Portfolio(s)”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes five of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. Each Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolios.

Each Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives. Each Portfolio pursues its investment objective by investing in other mutual funds managed by MCM or its affiliates, and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and GWL&A Contract are referred to as the “Underlying Portfolios”.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, and to college savings programs. Therefore, you cannot purchase shares of the Portfolios directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about the Portfolios that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

Portfolio Summaries

Maxim Conservative Profile I Portfolio

Investment Objective

The Portfolio’s investment objective is to seek capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Conservative Profile I Portfolio – Initial Class	Maxim Conservative Profile I Portfolio – Class L
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.74%	0.74%
Total Annual Portfolio Operating Expenses[1]	0.99%	1.24%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Conservative Profile I Portfolio – Initial Class	$101	$315	$547	$1,213
Maxim Conservative Profile I Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 32.88% of the average value of its portfolio.

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Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest primarily in Underlying Portfolios. The Portfolio will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives. The Portfolio has a high emphasis on income and a low emphasis on growth of capital. The risk of principal for the Portfolio is low.

The following table describes the asset allocation ranges for the Portfolio:

EQUITY	International	0-15%
	Small Cap	0-15%
	Mid Cap	0-15%
	Large Cap	10-40%
DEBT	Bond	30-50%
	Short-Term Bond	25-45%

The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities, U.S. and foreign debt securities (including those rated below investment grade), short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Cap	16.00%	International	7.00%
Maxim Janus Large Cap Growth Portfolio		Maxim MFS International Growth Portfolio
Maxim T. Rowe Price Equity/Income Portfolio		Maxim Invesco ADR Portfolio
Putnam Equity Income A		Maxim MFS International Value Portfolio
Mid Cap	7.00%	Bond	41.00%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim U.S. Government Mortgage Securities Portfolio
Maxim MidCap Value Portfolio		Maxim Federated Bond Portfolio
Putnam Midcap Value Fund A		Maxim Global Bond Portfolio
Small Cap	0.00%	Maxim Putnam High Yield Bond Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio		Putnam High Yield Advantage Fund A
Maxim Small-Cap Value Portfolio		Short-Term Bond	29.00%
		GWL&A Contract
		Maxim Short Duration Bond Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without approval or notice to shareholders.

2

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio. The primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk – The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk – The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk – The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

3

Growth Stock Risk – Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk – Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk – Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk – Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk – Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk – Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

4

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

	Quarter Ended	Total Return
Best Quarter	June 2009	10.44%
Worst Quarter	December 2008	-7.00%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Conservative Profile I Portfolio – Initial Class	20.39%	4.24%	4.71%
Maxim Conservative Profile I Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	28.30%	0.93%	-0.27%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%
Barclays Capital U.S. 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	11.59%	4.81%	5.45%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 1997.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Moderately Conservative Profile I Portfolio

Investment Objective

The Portfolio’s investment objective is to seek income and capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments and, to a lesser degree, in Underlying Portfolios that emphasize equity investments.

5

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Moderately Conservative Profile I Portfolio – Initial Class	Maxim Moderately Conservative Profile I Portfolio – Class L
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.80%	0.80%
Total Annual Portfolio Operating Expenses[1]	1.05%	1.30%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Moderately Conservative Profile I Portfolio – Initial Class	$107	$334	$579	$1,283
Maxim Moderately Conservative Profile I Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 30.62% of the average value of its portfolio.

6

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest primarily in Underlying Portfolios. The Portfolio will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives. The Portfolio has a medium to high emphasis on income and a low to medium emphasis on growth of capital. The risk of principal for the Portfolio is medium.

The following table describes the asset allocation ranges for the Portfolio:

EQUITY	International	0-30%
	Small Cap	0-15%
	Mid Cap	0-25%
	Large Cap	10-40%
DEBT	Bond	20-40%
	Short-Term Bond	10-30%

The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities, U.S. and foreign debt securities (including those rated below investment grade), short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Cap	23.00%	International	11.00%
Maxim Janus Large Cap Growth Portfolio		Maxim MFS International Growth Portfolio
Maxim T. Rowe Price Equity/Income Portfolio		Maxim Invesco ADR Portfolio
Putnam Equity Income Fund A		Maxim MFS International Value Portfolio
Mid Cap	8.00%	Bond	33.00%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim U.S. Government Mortgage Securities Portfolio
Maxim MidCap Value Portfolio		Maxim Federated Bond Portfolio
Putnam Midcap Value Fund A		Maxim Global Bond Portfolio
Small Cap	3.00%	Maxim Putnam High Yield Bond Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio		Putnam High Yield Advantage Fund A
Maxim Small-Cap Value Portfolio		Short-Term Bond	22.00%
		GWL&A Contract
		Maxim Short Duration Bond Portfolio
The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without approval or notice to shareholders.

7

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio. The primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk – The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk – The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk – The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk – Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

8

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

9

	Quarter Ended	Total Return
Best Quarter	June 2009	12.15%
Worst Quarter	December 2008	-9.19%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Moderately Conservative Profile I Portfolio – Initial Class	22.09%	4.37%	4.04%
Maxim Moderately Conservative Profile I Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	28.30%	0.93%	-0.27%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%
Barclays Capital U.S. 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	11.59%	4.81%	5.45%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 1997.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Moderate Profile I Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

10

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Moderate Profile I Portfolio – Initial Class	Maxim Moderate Profile I Portfolio – Class L
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.90%	0.90%
Total Annual Portfolio Operating Expenses[1]	1.15%	1.40%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Moderate Profile I Portfolio – Initial Class	$117	$365	$633	$1,398
Maxim Moderate Profile I Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 25.72% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest primarily in Underlying Portfolios. The Portfolio will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives. The Portfolio has a medium emphasis on income and a medium to high emphasis on growth of capital. The risk of principal for the Portfolio is medium.

11

The following table describes the asset allocation ranges for the Portfolio:

EQUITY	International	0-30%
	Small Cap	0-25%
	Mid Cap	0-30%
	Large Cap	15-45%
DEBT	Bond	5-25%
	Short-Term Bond	5-25%

The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities, U.S. and foreign debt securities (including those rated below investment grade), short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Cap	28.00%	International	16.00%
Maxim Janus Large Cap Growth Portfolio		Maxim MFS International Growth Portfolio
Maxim T. Rowe Price Equity/Income Portfolio		Maxim Invesco ADR Portfolio
Putnam Equity Income Fund A		Maxim MFS International Value Portfolio
Mid Cap	10.00%	Bond	24.00%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim U.S. Government Mortgage Securities Portfolio
Maxim MidCap Value Portfolio		Maxim Federated Bond Portfolio
Putnam Midcap Value Fund A		Maxim Global Bond Portfolio
Small Cap	6.00%	Maxim Putnam High Yield Bond Portfolio
Maxim Small-Cap Growth Portfolio		Putnam High Yield Advantage Fund A
Maxim Loomis Sayles Small-Cap Value Portfolio		Short-Term Bond	16.00%
Maxim Small-Cap Value Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio. The primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

12

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk – The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk – Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

13

Geographic Concentration Risk – Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

14

	Quarter Ended	Total Return
Best Quarter	June 2009	14.12%
Worst Quarter	December 2008	-11.92%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Moderate Profile I Portfolio – Initial Class	24.43%	4.01%	3.63%
Maxim Moderate Profile I Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	28.30%	0.93%	-0.27%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%
Barclays Capital U.S. 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	11.59%	4.81%	5.45%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 1997.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Moderately Aggressive Profile I Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments and, to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

15

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Moderately Aggressive Profile I Portfolio – Initial Class	Maxim Moderately Aggressive Profile I Portfolio – Class L
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	1.02%	1.02%
Total Annual Portfolio Operating Expenses[1]	1.27%	1.52%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Moderately Aggressive Profile I Portfolio – Initial Class	$129	$403	$697	$1,534
Maxim Moderately Aggressive Profile I Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 23.89% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest primarily in Underlying Portfolios. The Portfolio will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives. The Portfolio has a low emphasis on income and a medium to high emphasis on growth of capital. The risk of principal for the Portfolio is high.

16

The following table describes the asset allocation ranges for the Portfolio:

EQUITY	International	5-35%
	Small Cap	0-25%
	Mid Cap	5-35%
	Large Cap	20-50%
DEBT	Bond	5-25%
	Short-Term Bond	0-10%

The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities, U.S. and foreign debt securities (including those rated below investment grade), short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Cap	30.00%	International	19.00%
Maxim Janus Large Cap Growth Portfolio		Maxim MFS International Growth Portfolio
Maxim T. Rowe Price Equity/Income Portfolio		Maxim Invesco ADR Portfolio
Putnam Equity Income Fund A		Maxim MFS International Value Portfolio
Mid Cap	16.00%	Bond	18.00%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim U.S. Government Mortgage Securities Portfolio
Maxim MidCap Value Portfolio		Maxim Federated Bond Portfolio
Putnam Midcap Value Fund A		Maxim Global Bond Portfolio
Small Cap	8.00%	Maxim Putnam High Yield Bond Portfolio
Maxim Small-Cap Growth Portfolio		Putnam High Yield Advantage Fund A
Maxim Loomis Sayles Small-Cap Value Portfolio		Short-Term Bond	9.00%
Maxim Small-Cap Value Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio. The primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

17

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk – The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk – Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk – Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

18

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

19

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

	Quarter Ended	Total Return
Best Quarter	June 2009	17.04%
Worst Quarter	December 2008	-16.65%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Moderately Aggressive Profile I Portfolio – Initial Class	28.58%	3.34%	2.88%
Maxim Moderately Aggressive Profile I Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	28.30%	0.93%	-0.27%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%
Barclays Capital U.S. 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	11.59%	4.81%	5.45%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 1997.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Aggressive Profile I Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

20

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Aggressive Profile I Portfolio – Initial Class	Maxim Aggressive Profile I Portfolio – Class L
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	1.13%	1.13%
Total Annual Portfolio Operating Expenses[1]	1.38%	1.63%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Aggressive Profile I Portfolio – Initial Class	$141	$437	$755	$1,657
Maxim Aggressive Profile I Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 22.57% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest primarily in Underlying Portfolios. The Portfolio will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives. The Portfolio has a low emphasis on income and a high emphasis on growth of capital. The risk of principal for the Portfolio is high.

21

The following table describes the asset allocation ranges for the Portfolio:

EQUITY	International	10-40%
	Small Cap	5-35%
	Mid Cap	15-45%
	Large Cap	10-40%
DEBT	Bond	0-10%
	Short-Term Bond	0-10%

The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities, U.S. and foreign debt securities (including those rated below investment grade), short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Cap	37.00%	Small Cap	13.00%
Maxim Janus Large Cap Growth Portfolio		Maxim Small-Cap Growth Portfolio
Maxim T. Rowe Price Equity/Income Portfolio		Maxim Loomis Sayles Small-Cap Value Portfolio
Putnam Equity Income Fund A		Maxim Small-Cap Value Portfolio
Mid Cap	23.00%	International	27.00%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim MFS International Growth Portfolio
Maxim MidCap Value Portfolio		Maxim Invesco ADR Portfolio
Putnam Midcap Value Fund A		Maxim MFS International Value Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio. The primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

22

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk – The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk – Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk – Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

23

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

	Quarter Ended	Total Return
Best Quarter	June 2009	20.56%
Worst Quarter	December 2008	-24.09%

24

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Aggressive Profile I Portfolio – Initial Class	33.01%	1.43%	1.72%
Maxim Aggressive Profile I Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	28.30%	0.93%	-0.27%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 1997.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolios based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings program investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolios through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolios may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolios intends to qualify as a “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolios qualify as a regulated investment companies and distribute their income as required by tax law, the Portfolios will not pay federal income taxes on dividends or capital gains. Currently, insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolios and their related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolios as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolios as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolios over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

25

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser to the Portfolios. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

The Portfolios are managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolios and works with the Asset Allocation Committee in developing and executing the Portfolios’ investment program. Mr. Corbett, Chairman and President of MCM and Executive Vice President, Chief Investment Officer of GWL&A, has provided advisory services for the Portfolios since inception in 1997. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolios.

Advisory Fees

For its services, with respect to each Portfolio, MCM is entitled to a fee which is calculated daily and paid monthly at annual rate of 0.25% of the applicable Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolios shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

More Information About the Portfolios

Principal Investment Strategies

The principal investment strategies of the Portfolios are summarized in the “Portfolio Summaries” section at the front of this prospectus. More detailed descriptions of the principal investment strategies are described below.

The principal investment strategies for each Portfolio are to:

•    Under normal circumstances, invest primarily in other portfolios of the Fund, as well as in other mutual funds that are part of the same group of investment companies as the Portfolios.

•    Invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives.

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•    Maintain different allocations of equity and fixed income Underlying Portfolios with varying degrees of potential investment risk and reward.

•    Select asset allocations and Underlying Portfolios to provide investors with five distinct options that meet a wide array of investor needs.

•    Automatically rebalance each Portfolio’s holdings of Underlying Portfolios monthly to maintain the appropriate asset allocation as well as the appropriate selection of Underlying Portfolios.

The following table describes the emphasis on income, growth of capital and risk of principal for each Portfolio:

Portfolio	Income	Growth of Capital	Risk of Principal
Aggressive	Low	High	High
Moderately Aggressive	Low	Medium to High	High
Moderate	Medium	Medium to High	Medium
Moderately Conservative	Medium to High	Low to Medium	Medium
Conservative	High	Low	Low

The following table describes the asset allocation ranges for each Portfolio:

	Asset Class	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
EQUITY	International	0-15%	0-30%	0-30%	5-35%	10-40%
	Small Cap	0-15%	0-15%	0-25%	0-25%	5-35%
	Mid Cap	0-15%	0-25%	0-30%	5-35%	15-45%
	Large Cap	10-40%	10-40%	15-45%	20-50%	10-40%
FIXED	Bond	30-50%	20-40%	5-25%	5-25%	0-10%
	Short-Term Bond	25-45%	10-30%	5-25%	0-10%	0-10%

Each Portfolio may also invest in the GWL&A Contract for allocations to the short-term bond asset class. If a Portfolio invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Portfolio. The GWL&A Contract has a stable principal value and will pay each Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed nature of the GWL&A Contract, the Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Portfolio’s performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Portfolio’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

MCM uses asset allocation strategies to allocate each Portfolio’s assets among different broad asset classes and the Underlying Portfolios. The first step in MCM’s allocation process is to determine each Portfolio’s asset class allocations. MCM bases this decision on each Portfolio’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes.

Second, once the asset allocation is determined, MCM selects the Underlying Portfolios. MCM uses its proprietary investment process for selecting the Underlying Portfolios in which the Portfolios invest. In selecting Underlying Portfolios, MCM considers a variety of factors in the context of current economic and market conditions, including the Underlying Portfolio’s investment strategy, risk profile and historical performance, Morningstar ratings, fees and expenses, asset size and managerial style.

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The following table shows each Portfolio’s approximate allocation for the various asset classes listed above and the Underlying Portfolios in which each Portfolio invests as of the date of this Prospectus:

Maxim Profile I Portfolios
Asset Class (Underlying Portfolios)	Maxim Conservative Profile I Portfolio	Maxim Moderately Conservative Profile I Portfolio	Maxim Moderate Profile I Portfolio	Maxim Moderately Aggressive Profile I Portfolio	Maxim Aggressive Profile I Portfolio
Large Cap	16.00%	23.00%	28.00%	30.00%	37.00%
Maxim Janus Large Cap Growth Portfolio	•	•	•	•	•
Maxim T. Rowe Price MidCap Growth Portfolio	•	•	•	•	•
Putnam Equity Income Fund A	•	•	•	•	•
Mid Cap	7.00%	8.00%	10.00%	16.00%	23.00%
Maxim T. Rowe Price MidCap Growth Portfolio	•	•	•	•	•
Maxim MidCap Value Portfolio	•	•	•	•	•
Putnam MidCap Value Fund A	•	•	•	•	•
Small Cap	0.00%	3.00%	6.00%	8.00%	13.00%
Maxim Small-Cap Growth Portfolio			•	•	•
Maxim Loomis Sayles Small-Cap Value Portfolio		•	•	•	•
Maxim Small-Cap Value Portfolio		•	•	•	•
International	7.00%	11.00%	16.00%	19.00%	27.00%
Maxim MFS International Growth Portfolio	•	•	•	•	•
Maxim Invesco ADR Portfolio	•	•	•	•	•
Maxim MFS International Value Portfolio	•	•	•	•	•
Bond	41.00%	33.00%	24.00%	18.00%	0.00%
Maxim U.S. Government Mortgage Securities Portfolio	•	•	•	•
Maxim Federated Bond Portfolio	•	•	•	•
Maxim Global Bond Portfolio	•	•	•	•
Maxim Putnam High Yield Bond Portfolio	•	•	•	•
Putnam High Yield Advantage Fund A	•	•	•	•
Short-Term Bond	29.00%	22.00%	16.00%	9.00%	0.00%
GWL&A Contract	•	•	•	•
Maxim Short Duration Bond Portfolio	•

Each Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. Rebalancing generally occurs on the 20th day of each month (unless that day is not a business day in which case rebalancing will be effected on the next business day). Changes in Underlying Portfolios, if deemed necessary by MCM, will generally be made on the monthly rebalancing date. To reduce market risks associated with replacement of Underlying Portfolios, MCM may effect the replacement over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Portfolios and purchasing shares of other Underlying Portfolios. As a result of the monthly rebalancing, expenses relating to redemption fees, if applicable, may be incurred at the Underlying Portfolio level.

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MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on quarterly basis, or more frequently as deemed necessary. MCM will make changes to these allocations from time to time as appropriate to the individual strategies of each Portfolio and in order to help achieve each Portfolio’s investment objective. MCM may add or delete asset classes, change asset allocations, and add or delete Underlying Portfolios at any time without approval or notice to shareholders. Accordingly, the Portfolios will not necessarily invest in the Underlying Portfolios listed above, and may invest in Underlying Portfolios not listed above. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, debt securities (including those rated below investment grade), short-term investments, and derivatives.

The Portfolios may invest in mutual funds that are directly advised by MCM, mutual funds that are sub-advised by unaffiliated sub-advisers retained by MCM, and mutual funds that are advised by an affiliate of MCM1, and mutual funds that are advised by unaffiliated investment advisers.

Information regarding the Underlying Portfolios is available in the applicable Underlying Portfolio’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Portfolios. The prospectus and statement of additional information for each of the Underlying Portfolios is available on the SEC’s website at http://www.sec.gov.

Each Portfolio’s principal investment strategies are non-fundamental and can be changed without shareholder notice or approval.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Fund-of-Funds Structure Risk

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Since the Portfolios invest directly in the Underlying Portfolios, all risks associated with the Underlying Portfolios apply to the Portfolios. To the extent a Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio. For the Conservative and Moderately Conservative Portfolios, the primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities. For the Aggressive, Moderately Aggressive and Moderate Portfolios, the primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

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Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Portfolios. As a result, over the long-term the Portfolios’ ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

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The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

1 Underlying Portfolios managed by Putnam Investment Management, LLC ("Putnam Funds") are in the same group of investment companies as the Fund, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds, is an affiliate of MCM and GWL&A. Putnam Investment Management, LLC is a subsidiary of Putnam Investments, LLC, which similar to MCM and GWL&A, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

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Since the Portfolios invest in Underlying Portfolios, you will bear your proportionate share of expenses of the applicable Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios. Consequently, an investment in the Portfolios entails more direct and indirect expenses than a direct investment in the Underlying Portfolios.

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The ability of each Portfolio to achieve its investment objectives depends on MCM’s skill in selecting the asset classes and the mix of Underlying Portfolios. There is the risk that MCM’s evaluations and assumptions regarding the asset classes and Underlying Portfolios may be incorrect in view of actual market conditions.

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The Portfolio is classified as non-diversified which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

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MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of the Portfolios’ investments among the Underlying Portfolios. MCM is subject to conflicts of interest because MCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Portfolios, and because the fees paid to MCM (or its affiliates) by certain of the Underlying Portfolios (or their affiliates) may be higher than fees paid by other of the Underlying Portfolios and the Portfolios. Other funds with similar investment objectives may perform better or worse than the Underlying Portfolios.

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From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Portfolios. These large purchases or redemptions could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolios.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The Underlying Portfolios’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more a Portfolio allocates to Underlying Portfolios that invest in equity securities, the greater the expected risk.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

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Growth Stock Risk - Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Portfolios to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio’s investments and investment performance may also be more volatile when the Underlying Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - The Underlying Portfolios’ investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Portfolio’s value or prevent an Underlying Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time. When an Underlying Portfolio invests in non-investment grade fixed-income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Derivatives Risk - An Underlying Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps.

An Underlying Portfolio may use derivatives for any of the following purposes: as a substitute for buying or selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Underlying Portfolio’s return as a non-hedging strategy that may be considered speculative.

A derivative contract would obligate or entitle an Underlying Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An

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Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolios or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

You should be aware that the Portfolios are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Portfolio in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income when selecting a Portfolio.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of a Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Underlying Portfolios

By owning shares of Underlying Portfolios, each Portfolio indirectly invests, to varying degrees, in securities held by the Underlying Portfolios. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Portfolios, including their associated risks. Additional information is provided in the SAI, which is available upon request, and in the prospectuses of the Underlying Portfolios.

Each Portfolio follows a distinct set of investment strategies. All percentage limitations relating to a Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell Midcap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

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Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the sub-adviser when making a decision to purchase a security for an Underlying Portfolio may not be aware of some problems associated with the company issuing the security.

Debt Securities

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in each Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Foreign Securities

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in

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an Underlying Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

Each Underlying Portfolio, other than the Maxim Money Market Portfolio, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser, as applicable, judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Portfolio and the Portfolios and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

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Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

Each Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. Each Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

Other Risk Factors Associated with the Portfolios

As a mutual fund, the Portfolios are subject to market risk. The value of each Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Portfolios.

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolios and the Underlying Portfolios. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on an Underlying Portfolio’s investments and negatively impact an Underlying Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Underlying Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Portfolio’s and an Underlying Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ and Underlying Portfolios’ investment holdings.

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There is no guarantee that the Portfolios will achieve their objectives. The Portfolios should not be considered to be a complete investment program by themselves. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios’ investment limitations and more detailed information about their investment policies and practices are contained in the SAI.

More Information About the Portfolios’ Fees and Expenses

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolios. Since the Portfolios pursue their investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolios and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolios.

Underlying Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Portfolios would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Portfolios also would remain subject to any distribution (Rule 12b-1) fees associated with the particular class of Underlying Portfolio shares. The Portfolios will not invest in shares of Underlying Portfolios that are sold with a contingent deferred sales load.

The Portfolios will invest in shares of Underlying Portfolios. As of December 31, 2009, the range of expenses expected to be incurred in connection with each Portfolio’s investments in Underlying Portfolios is: Aggressive Profile 0.84% to 1.40%; Moderately Aggressive Profile 0.60% to 1.40%; Moderate Profile 0.60% to 1.40%; Moderately Conservative Profile 0.60% to 1.40%; Conservative Profile 0.60% to 1.40%. This information is provided as a weighted-average range of the expense ratios since the average assets of each Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of the Portfolios’ assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. Acquired Fund (Underlying Portfolio) Fees and Expenses may be higher if the Portfolios invest in select classes of underlying Putnam Funds that have a Rule 12b-1 distribution fee. Additionally, each underlying Putnam Fund may charge a 1.00% redemption fee (currently waived) to any shares redeemed within a certain amount of time after purchase by the Portfolios.

Shareholder Information

Investing in the Portfolios

Shares of the Portfolios are not for sale directly to the public. Currently, the Fund may sell shares of the Portfolios to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell shares of the Portfolios to IRA custodians or trustees, to plan sponsors of qualified retirement plans, and to college savings programs. In the future, shares of the Portfolios may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging a Portfolio’s shares is the net asset value of that Portfolio. Each Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by

36

order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that a Portfolio’s (or Underlying Portfolio’s) assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s (or Underlying Portfolio’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

We determine net asset value by dividing net assets of each Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Each Portfolio values shares of the Underlying Portfolios at each Underlying Portfolio’s respective net asset value, and values it other assets at current market prices where current market prices are readily available. When a determination is made that current market prices are not readily available, each Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because the Portfolios are primarily invested in shares of Underlying Portfolios, each Portfolio’s net asset value is based primarily on the net asset values of the Underlying Portfolios in which they invest. The prospectuses for the Underlying Portfolios explain how the Underlying Portfolios calculate net asset value, and the circumstances under which the Underlying Portfolios may use fair value pricing.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolios on their behalf may, in accordance with the applicable IRA, qualified retirement plan, or college savings program rules, exchange shares of the Portfolios.

A Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolios at net asset value.

Frequent Purchases and Redemptions of Shares of the Portfolios

The Portfolios are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolios through subaccount units, IRA owners and other qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

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Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolios’ pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into a Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if a Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolios

38

typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolios.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Portfolios. The prospectuses for the Underlying Portfolios explain the Underlying Portfolios’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Portfolios.

Tax Consequences

Each Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. Each Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Portfolio is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Portfolio are considered separately for purposes of determining whether or not the Portfolios qualifies as a regulated investment company.

The Portfolios are currently not subject to tax. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If a Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolios depend on the provisions of the variable insurance contract through which you invest in the Portfolios or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Underlying Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolios have two classes of shares, Initial Class and Class L. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolios have adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolios to compensate GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolios and/or for providing or arranging for the provision of services to the Portfolios’ Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

39

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolios). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Portfolios. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolios attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolios instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Portfolios.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolios. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolios on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolios or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

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GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services. With respect to fund-of-funds, such as the Portfolios, the 0.35% fee applies only to assets invested in the GWL&A Contract and Underlying Portfolios that are series of the Fund.

Underlying Portfolio Administrative Services Agreement

The Distributor entered into an Administrative Services Agreement with its affiliates, Putnam Mutual Funds Corp. (“PMF”), principal underwriter of the Putnam Funds, and Putnam Management, investment adviser of the Putnam Funds (collectively, “Putnam”), pursuant to which the Distributor provide certain distribution and other services to Putnam with regard to each Putnam Fund that is an Underlying Portfolio in a Portfolio. For services rendered and expenses incurred pursuant to the Administrative Services Agreement, Putnam pays the Distributor a fee ranging from 0.25% to 0.60% of the average daily net asset value of the shares of each Putnam Fund that is an Underlying Portfolio in a Portfolio.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of each Portfolio’s Initial Class shares for the past five years, or, if shorter, the period of each Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolios’ Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolios’ financial statements, are included in the Annual Report for the Portfolios, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

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Additional information about the Portfolios’ investments is available in the Annual and Semi-Annual Reports to shareholders for the Portfolios. In the Annual Report for the Portfolios, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year. Semi-Annual Reports for the Portfolios include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolios, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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Appendix A

Description of Broad-Based Securities Indices

Each Portfolio compares its returns to the Wilshire 5000 Index plus at least one other broad-based securities index such as the MSCI EAFE® Index or Barclays Capital U.S. Aggregate Bond Index.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market.

The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE® Index is a registered trademark of Morgan Stanley Capital International, Inc.

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

The Barclays Capital U.S. 1-3 Year Credit Bond Index is a subset of the Barclays Capital Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

A-1

MAXIM SERIES FUND, INC.

Maxim Conservative Profile II Portfolio

Initial Class Ticker: MXCPX

Maxim Moderately Conservative Profile II Portfolio

Initial Class Ticker: MXDPX

Maxim Moderate Profile II Portfolio

Initial Class Ticker: MXMPX

Maxim Moderately Aggressive Profile II Portfolio

Initial Class Ticker: MXBPX

Maxim Aggressive Profile II Portfolio

Initial Class Ticker: MXAPX

(the “Portfolio(s)”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes five of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. Each Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolios.

Each Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives. Each Portfolio pursues its investment objective by investing in other mutual funds managed by MCM or its affiliates, and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Portfolios”.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, and to college savings programs. Therefore, you cannot purchase shares of the Portfolios directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about the Portfolios that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

Portfolio Summaries

Maxim Conservative Profile II Portfolio

Investment Objective

The Portfolio’s investment objective is to seek capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Conservative Profile II Portfolio – Initial Class	Maxim Conservative Profile II Portfolio – Class L
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.74%	0.74%
Total Annual Portfolio Operating Expenses[1]	0.84%	1.09%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Conservative Profile II Portfolio – Initial Class	$86	$268	$466	$1,037
Maxim Conservative Profile II Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

1

During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 31.67% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest primarily in Underlying Portfolios. The Portfolio will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives. The Portfolio has a high emphasis on income and a low emphasis on growth of capital. The risk of principal for the Portfolio is low.

The following table describes the asset allocation ranges for the Portfolio:

EQUITY	International	0-15%
	Small Cap	0-15%
	Mid Cap	0-15%
	Large Cap	10-40%
DEBT	Bond	30-50%
	Short-Term Bond	25-45%

The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities, U.S. and foreign debt securities (including those rated below investment grade), short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Cap	16.00%	International	7.00%
Maxim Janus Large Cap Growth Portfolio		Maxim MFS International Growth Portfolio
Maxim T. Rowe Price Equity/Income Portfolio		Maxim Invesco ADR Portfolio
Putnam Equity Income Fund A		Maxim MFS International Value Portfolio
Mid Cap	7.00%	Bond	41.00%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim U.S. Government Mortgage Securities Portfolio
Maxim MidCap Value Portfolio		Maxim Federated Bond Portfolio
Putnam Midcap Value Fund A		Maxim Global Bond Portfolio
Small Cap	0.00%	Maxim Putnam High Yield Bond Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio		Putnam High Yield Advantage Fund A
Maxim Small-Cap Value Portfolio		Short-Term Bond	29.00%
		GWL&A Contract
		Maxim Short Duration Bond Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without approval or notice to shareholders.

2

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio. The primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

3

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

4

	Quarter Ended	Total Return
Best Quarter	June 2009	10.50%
Worst Quarter	December 2008	-6.97%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Conservative Profile II Portfolio – Initial Class	20.51%	4.38%	4.00%
Maxim Conservative Profile II Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	28.30%	0.93%	-0.27%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%
Barclays Capital U.S. 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	11.59%	4.81%	5.45%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 1999.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Moderately Conservative Profile II Portfolio

Investment Objective

The Portfolio’s investment objective is to seek income and capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments and, to a lesser degree, in Underlying Portfolios that emphasize equity investments.

5

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Moderately Conservative Profile II Portfolio – Initial Class	Maxim Moderately Conservative Profile II Portfolio – Class L
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.80%	0.80%
Total Annual Portfolio Operating Expenses[1]	0.90%	1.15%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Moderately Conservative Profile II Portfolio – Initial Class	$91	$284	$493	$1,096
Maxim Moderately Conservative Profile II Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 59.19% of the average value of its portfolio.

6

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest primarily in Underlying Portfolios. The Portfolio will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives. The Portfolio has a medium to high emphasis on income and a low to medium emphasis on growth of capital. The risk of principal for the Portfolio is medium.

The following table describes the asset allocation ranges for the Portfolio:

EQUITY	International	0-30%
	Small Cap	0-15%
	Mid Cap	0-25%
	Large Cap	10-40%
DEBT	Bond	20-40%
	Short-Term Bond	10-30%

The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities, U.S. and foreign debt securities (including those rated below investment grade), short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Cap	23.00%	International	11.00%
Maxim Janus Large Cap Growth Portfolio		Maxim MFS International Growth Portfolio
Maxim T. Rowe Price Equity/Income Portfolio		Maxim Invesco ADR Portfolio
Putnam Equity Income Fund A		Maxim MFS International Value Portfolio
Mid Cap	8.00%	Bond	33.00%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim U.S. Government Mortgage Securities Portfolio
Maxim MidCap Value Portfolio		Maxim Federated Bond Portfolio
Putnam Midcap Value Fund A		Maxim Global Bond Portfolio
Small Cap	3.00%	Maxim Putnam High Yield Bond Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio		Putnam High Yield Advantage Fund A
Maxim Small-Cap Value Portfolio		Short-Term Bond	22.00%
		GWL&A Contract
		Maxim Short Duration Bond Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without approval or notice to shareholders.

7

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio. The primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

8

Geographic Concentration Risk – Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

9

	Quarter Ended	Total Return
Best Quarter	June 2009	12.07%
Worst Quarter	December 2008	-9.41%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Moderately Conservative Profile II Portfolio – Initial Class	22.30%	4.48%	3.29%
Maxim Moderately Conservative Profile II Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	28.30%	0.93%	-0.27%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%
Barclays Capital U.S. 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	11.59%	4.81%	5.45%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 1999.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Moderate Profile II Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

10

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Moderate Profile II Portfolio – Initial Class	Maxim Moderate Profile II Portfolio – Class L
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.90%	0.90%
Total Annual Portfolio Operating Expenses[1]	1.00%	1.25%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Moderate Profile II Portfolio – Initial Class	$102	$318	$552	$1,225
Maxim Moderate Profile II Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 25.46% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest primarily in Underlying Portfolios. The Portfolio will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives. The Portfolio has a medium emphasis on income and a medium to high emphasis on growth of capital. The risk of principal for the Portfolio is medium.

11

The following table describes the asset allocation ranges for the Portfolio:

EQUITY	International	0-30%
	Small Cap	0-25%
	Mid Cap	0-30%
	Large Cap	15-45%
DEBT	Bond	5-25%
	Short-Term Bond	5-25%

The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities, U.S. and foreign debt securities (including those rated below investment grade), short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Cap	28.00%	International	16.00%
Maxim Janus Large Cap Growth Portfolio		Maxim MFS International Growth Portfolio
Maxim T. Rowe Price Equity/Income Portfolio		Maxim Invesco ADR Portfolio
Putnam Equity Income Fund A		Maxim MFS International Value Portfolio
Mid Cap	10.00%	Bond	24.00%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim U.S. Government Mortgage Securities Portfolio
Maxim MidCap Value Portfolio		Maxim Federated Bond Portfolio
Putnam Midcap Value Fund A		Maxim Global Bond Portfolio
Small Cap	6.00%	Maxim Putnam High Yield Bond Portfolio
Maxim Small-Cap Growth Portfolio		Putnam High Yield Advantage Fund A
Maxim Loomis Sayles Small-Cap Value Portfolio		Short-Term Bond	16.00%
Maxim Small-Cap Value Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio. The primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

12

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk – The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk – Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

13

Geographic Concentration Risk – Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

14

	Quarter Ended	Total Return
Best Quarter	June 2009	14.21%
Worst Quarter	December 2008	-11.88%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Moderate Profile II Portfolio – Initial Class	24.67%	4.16%	3.10%
Maxim Moderate Profile II Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	28.30%	0.93%	-0.27%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%
Barclays Capital U.S. 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	11.59%	4.81%	5.45%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 1999.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Moderately Aggressive Profile II Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments and, to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

15

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Moderately Aggressive Profile II Portfolio – Initial Class	Maxim Moderately Aggressive Profile II Portfolio – Class L
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	1.02%	1.02%
Total Annual Portfolio Operating Expenses[1]	1.12%	1.37%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Moderately Aggressive Profile II Portfolio – Initial Class	$114	$356	$617	$1,363
Maxim Moderately Aggressive Profile II Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 35.81% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest primarily in Underlying Portfolios. The Portfolio will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives. The Portfolio has a low emphasis on income and a medium to high emphasis on growth of capital. The risk of principal for the Portfolio is high.

16

The following table describes the asset allocation ranges for the Portfolio:

EQUITY	International	5-35%
	Small Cap	0-25%
	Mid Cap	5-35%
	Large Cap	20-50%
DEBT	Bond	5-25%
	Short-Term Bond	0-10%

The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities, U.S. and foreign debt securities (including those rated below investment grade), short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Cap	30.00%	International	19.00%
Maxim Janus Large Cap Growth Portfolio		Maxim MFS International Growth Portfolio
Maxim T. Rowe Price Equity/Income Portfolio		Maxim Invesco ADR Portfolio
Putnam Equity Income Fund A		Maxim MFS International Value Portfolio
Mid Cap	16.00%	Bond	18.00%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim U.S. Government Mortgage Securities Portfolio
Maxim MidCap Value Portfolio		Maxim Federated Bond Portfolio
Putnam Midcap Value Fund A		Maxim Global Bond Portfolio
Small Cap	8.00%	Maxim Putnam High Yield Bond Portfolio
Maxim Small-Cap Growth Portfolio		Putnam High Yield Advantage Fund A
Maxim Loomis Sayles Small-Cap Value Portfolio		Short-Term Bond	9.00%
Maxim Small-Cap Value Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio. The primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

17

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

18

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

19

	Quarter Ended	Total Return
Best Quarter	June 2009	17.16%
Worst Quarter	December 2008	-16.71%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Moderately Aggressive Profile II Portfolio – Initial Class	28.93%	3.49%	2.02%
Maxim Moderately Aggressive Profile II Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	28.30%	0.93%	-0.27%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%
Barclays Capital U.S. 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	11.59%	4.81%	5.45%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 1999.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Aggressive Profile II Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

20

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Maxim Aggressive Profile II Portfolio – Initial Class	Maxim Aggressive Profile II Portfolio – Class L
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	1.13%	1.13%
Total Annual Portfolio Operating Expenses[1]	1.23%	1.48%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maxim Aggressive Profile II Portfolio – Initial Class	$125	$390	$676	$1,489
Maxim Aggressive Profile II Portfolio – Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, 2009, the Portfolio’s turnover rate was 22.88% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest primarily in Underlying Portfolios. The Portfolio will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives. The Portfolio has a low emphasis on income and a high emphasis on growth of capital. The risk of principal for the Portfolio is high.

21

The following table describes the asset allocation ranges for the Portfolio:

EQUITY	International	10-40%
	Small Cap	5-35%
	Mid Cap	15-45%
	Large Cap	10-40%
DEBT	Bond	0-10%
	Short-Term Bond	0-10%

The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities, U.S. and foreign debt securities (including those rated below investment grade), short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Cap	37.00%	Small Cap	13.00%
Maxim Janus Large Cap Growth Portfolio		Maxim Small-Cap Growth Portfolio
Maxim T. Rowe Price Equity/Income Portfolio		Maxim Loomis Sayles Small-Cap Value Portfolio
Putnam Equity Income Fund A		Maxim Small-Cap Value Portfolio
Mid Cap	23.00%	International	27.00%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim MFS International Growth Portfolio
Maxim MidCap Value Portfolio		Maxim Invesco ADR Portfolio
Putnam Midcap Value Fund A		Maxim MFS International Value Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio. The primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

•	The Underlying Portfolios may not meet their own investments objectives.

22

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk – The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk – Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk – Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

23

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

24

	Quarter Ended	Total Return
Best Quarter	June 2009	20.52%
Worst Quarter	December 2008	-24.00%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Aggressive Profile II Portfolio – Initial Class	33.02%	1.57%	0.89%
Maxim Aggressive Profile II Portfolio – Class L	xx.xx%	x.xx%	x.xx%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	28.30%	0.93%	-0.27%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 1999.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolios based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings program investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolios through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolios may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolios intend to qualify as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolios qualify as regulated investment companies and distribute their income as required by tax law, the Portfolios will not pay federal income

25

taxes on dividends or capital gains. Currently, insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolios and their related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolios as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolios over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser to the Portfolios. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

The Portfolios are managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolios and works with the Asset Allocation Committee in developing and executing the Portfolios’ investment program. Mr. Corbett, Chairman and President of MCM and Executive Vice President, Chief Investment Officer of GWL&A, has provided advisory services for the Portfolios since inception in 1999. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the Statement of Additional Information (SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolios.

Advisory Fees

For its services, with respect to each Portfolio, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the applicable Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

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More Information About the Portfolios

Principal Investment Strategies

The principal investment strategies of the Portfolios are summarized in the “Portfolio Summaries” section at the front of this prospectus. More detailed descriptions of the principal investment strategies are described below.

The principal investment strategies for each Portfolio are to:

•     Under normal circumstances, invest primarily in other portfolios of the Fund, as well as in other mutual funds that are part of the same group of investment companies as the Portfolios.

•     Invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives.

•     Maintain different allocations of equity and fixed income Underlying Portfolios with varying degrees of potential investment risk and reward.

•     Select asset allocations and Underlying Portfolios to provide investors with five distinct options that meet a wide array of investor needs.

•     Automatically rebalance each Portfolio’s holdings of Underlying Portfolios monthly to maintain the appropriate asset allocation as well as the appropriate selection of Underlying Portfolios.

The following table describes the emphasis on income, growth of capital and risk of principal for each Portfolio:

Portfolio	Income	Growth of Capital	Risk of Principal
Aggressive	Low	High	High
Moderately Aggressive	Low	Medium to High	High
Moderate	Medium	Medium to High	Medium
Moderately Conservative	Medium to High	Low to Medium	Medium
Conservative	High	Low	Low

The following table describes the asset allocation ranges for each Portfolio:

	Asset Class	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
EQUITY	International	0-15%	0-30%	0-30%	5-35%	10-40%
	Small Cap	0-15%	0-15%	0-25%	0-25%	5-35%
	Mid Cap	0-15%	0-25%	0-30%	5-35%	15-45%
	Large Cap	10-40%	10-40%	15-45%	20-50%	10-40%
FIXED	Bond	30-50%	20-40%	5-25%	5-25%	0-10%
	Short-Term Bond	25-45%	10-30%	5-25%	0-10%	0-10%

Each Portfolio may also invest in the GWL&A Contract for allocations to the short-term bond asset class. If a Portfolio invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Portfolio. The GWL&A Contract has a stable principal value and will pay each Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed nature of the GWL&A Contract, the Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Portfolio’s performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Portfolio’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

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MCM uses asset allocation strategies to allocate each Portfolio’s assets among different broad asset classes and the Underlying Portfolios. The first step in MCM’s allocation process is to determine each Portfolio’s asset class allocations. MCM bases this decision on each Portfolio’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes.

Second, once the asset allocation is determined, MCM selects the Underlying Portfolios. MCM uses its proprietary investment process for selecting the Underlying Portfolios in which the Portfolios invest. In selecting Underlying Portfolios, MCM considers a variety of factors in the context of current economic and market conditions, including the Underlying Portfolio’s investment strategy, risk profile and historical performance, Morningstar ratings, fees and expenses, asset size and managerial style.

The following table shows each Portfolio’s approximate allocation for the various asset classes listed above and the Underlying Portfolios in which each Portfolio invests as of the date of this Prospectus:

Maxim Profile I Portfolios
Asset Class (Underlying Portfolios)	Maxim Conservative Profile II Portfolio	Maxim Moderately Conservative Profile II Portfolio	Maxim Moderate Profile II Portfolio	Maxim Moderately Aggressive Profile II Portfolio	Maxim Aggressive Profile II Portfolio
Large Cap	16.00%	23.00%	28.00%	30.00%	37.00%
Maxim Janus Large Cap Growth Portfolio	•	•	•	•	•
Maxim T. Rowe Price MidCap Growth Portfolio	•	•	•	•	•
Putnam Equity Income Fund A	•	•	•	•	•
Mid Cap	7.00%	8.00%	10.00%	16.00%	23.00%
Maxim T. Rowe Price MidCap Growth Portfolio	•	•	•	•	•
Maxim MidCap Value Portfolio	•	•	•	•	•
Putnam MidCap Value Fund A	•	•	•	•	•
Small Cap	0.00%	3.00%	6.00%	8.00%	13.00%
Maxim Small-Cap Growth Portfolio			•	•	•
Maxim Loomis Sayles Small-Cap Value Portfolio		•	•	•	•
Maxim Small-Cap Value Portfolio		•	•	•	•
International	7.00%	11.00%	16.00%	19.00%	27.00%
Maxim MFS International Growth Portfolio	•	•	•	•	•
Maxim Invesco ADR Portfolio	•	•	•	•	•
Maxim MFS International Value Portfolio	•	•	•	•	•
Bond	41.00%	33.00%	24.00%	18.00%	0.00%
Maxim U.S. Government Mortgage Securities Portfolio	•	•	•	•
Maxim Federated Bond Portfolio	•	•	•	•
Maxim Global Bond Portfolio	•	•	•	•
Maxim Putnam High Yield Bond Portfolio	•	•	•	•
Putnam High Yield Advantage Fund A	•	•	•	•
Short-Term Bond	29.00%	22.00%	16.00%	9.00%	0.00%
GWL&A Contract	•	•	•	•
Maxim Short Duration Bond Portfolio	•

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Each Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. Rebalancing generally occurs on the 20th day of each month (unless that day is not a business day in which case rebalancing will be effected on the next business day). Changes in Underlying Portfolios, if deemed necessary by MCM, will generally be made on the monthly rebalancing date. To reduce market risks associated with replacement of Underlying Portfolios, MCM may effect the replacement over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Portfolios and purchasing shares of other Underlying Portfolios. As a result of the monthly rebalancing, expenses relating to redemption fees, if applicable, may be incurred at the Underlying Portfolio level.

MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on quarterly basis, or more frequently as deemed necessary. MCM will make changes to these allocations from time to time as appropriate to the individual strategies of each Portfolio and in order to help achieve each Portfolio’s investment objective. MCM may add or delete asset classes, change asset allocations, and add or delete Underlying Portfolios at any time without approval or notice to shareholders. Accordingly, the Portfolios will not necessarily invest in the Underlying Portfolios listed above, and may invest in Underlying Portfolios not listed above. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, debt securities (including those rated below investment grade), short-term investments, and derivatives.

The Portfolios may invest in mutual funds that are directly advised by MCM, mutual funds that are sub-advised by unaffiliated sub-advisers retained by MCM, mutual funds that are advised by an affiliate of MCM1, and mutual funds that are advised by unaffiliated investment advisers.

Information regarding the Underlying Portfolios is available in the applicable Underlying Portfolio’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Portfolios. The prospectus and statement of additional information for each of the Underlying Portfolios is available on the SEC’s website at http://www.sec.gov.

Each Portfolio’s principal investment strategies are non-fundamental and can be changed without shareholder notice or approval.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Fund-of-Funds Structure Risk

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Since the Portfolios invest directly in the Underlying Portfolios, all risks associated with the Underlying Portfolios apply to the Portfolios. To the extent a Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio. For the Conservative and Moderately Conservative Portfolios, the primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities. For the Aggressive, Moderately Aggressive and Moderate Portfolios, the primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

1 Underlying Portfolios managed by Putnam Investment Management, LLC (“Putnam Funds”) are in the same group of investment companies as the Fund, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds, is an affiliate of MCM and GWL&A. Putnam Investment Management, LLC is a subsidiary of Putnam Investments, LLC, which similar to MCM and GWL&A, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

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Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Portfolios. As a result, over the long-term the Portfolios’ ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

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The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

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Since the Portfolios invest in Underlying Portfolios, you will bear your proportionate share of expenses of the applicable Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios. Consequently, an investment in the Portfolios entails more direct and indirect expenses than a direct investment in the Underlying Portfolios.

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The ability of each Portfolio to achieve its investment objectives depends on MCM’s skill in selecting the asset classes and the mix of Underlying Portfolios. There is the risk that MCM’s evaluations and assumptions regarding the asset classes and Underlying Portfolios may be incorrect in view of actual market conditions.

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The Portfolios are classified as non-diversified which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolios’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

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MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of the Portfolios’ investments among the Underlying Portfolios. MCM is subject to conflicts of interest because MCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Portfolios, and because the fees paid to MCM (or its affiliates) by certain of the Underlying Portfolios (or their affiliates) may be higher than fees paid by other of the Underlying Portfolios and the Portfolios. Other funds with similar investment objectives may perform better or worse than the Underlying Portfolios.

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From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Portfolios. These large purchases or redemptions could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolios.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The Underlying Portfolios’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more a Portfolio allocates to Underlying Portfolios that invest in equity securities, the greater the expected risk.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium

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size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Portfolios to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio’s investments and investment performance may also be more volatile when the Underlying Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - The Underlying Portfolios’ investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Portfolio’s value or prevent an Underlying Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time. When an Underlying Portfolio invests in non-investment grade fixed-income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

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Derivatives Risk - An Underlying Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps.

An Underlying Portfolio may use derivatives for any of the following purposes: as a substitute for buying or selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Underlying Portfolio’s return as a non-hedging strategy that may be considered speculative.

A derivative contract would obligate or entitle an Underlying Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolios or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

You should be aware that the Portfolios are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Portfolio in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income when selecting a Portfolio.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of a Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Underlying Portfolios

By owning shares of Underlying Portfolios, each Portfolio indirectly invests, to varying degrees, in securities held by the Underlying Portfolios. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Portfolios, including their associated risks. Additional information is provided in the SAI, which is available upon request, and in the prospectuses of the Underlying Portfolios.

Each Portfolio follows a distinct set of investment strategies. All percentage limitations relating to a Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

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As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell Midcap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the sub-adviser when making a decision to purchase a security for an Underlying Portfolio may not be aware of some problems associated with the company issuing the security.

Debt Securities

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in each Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

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Foreign Securities

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

Each Underlying Portfolio, other than the Maxim Money Market Portfolio, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

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A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser, as applicable, judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Portfolio and the Portfolios and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

Each Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. Each Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

Other Risk Factors Associated with the Portfolios

As a mutual fund, the Portfolios are subject to market risk. The value of each Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Portfolios.

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolios and the Underlying Portfolios. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on an Underlying Portfolio’s investments and negatively impact an Underlying Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

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The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Underlying Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Portfolio’s and an Underlying Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ and Underlying Portfolios’ investment holdings.

There is no guarantee that the Portfolios will achieve their objectives. The Portfolios should not be considered to be a complete investment program by themselves. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios’ investment limitations and more detailed information about their investment policies and practices are contained in the SAI.

More Information About the Portfolios’ Fees and Expenses

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolios. Since the Portfolios pursue their investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolios and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolios.

Underlying Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Portfolios would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Portfolios also would remain subject to any distribution (Rule 12b-1) fees associated with the particular class of Underlying Portfolio shares. The Portfolios will not invest in shares of Underlying Portfolios that are sold with a contingent deferred sales load.

The Portfolios will invest in shares of Underlying Portfolios. As of December 31, 2009, the range of expenses expected to be incurred in connection with each Portfolio’s investments in Underlying Portfolios is: Aggressive Profile 0.84% to 1.40%; Moderately Aggressive Profile 0.60% to 1.40%; Moderate Profile 0.60% to 1.40%; Moderately Conservative Profile 0.60% to 1.40%; Conservative Profile 0.60% to 1.40%. This information is provided as a weighted-average range of the expense ratios since the average assets of each Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of the Portfolios’ assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. Acquired Fund (Underlying Portfolio) Fees and Expenses may be higher if the Portfolios invest in select classes of underlying Putnam Funds that have a Rule 12b-1 distribution fee. Additionally, each underlying Putnam Fund may charge a 1.00% redemption fee (currently waived) to any shares redeemed within a certain amount of time after purchase by the Portfolios.

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Shareholder Information

Investing in the Portfolios

Shares of the Portfolios are not for sale directly to the public. Currently, the Fund may sell shares of the Portfolios to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell shares of the Portfolios to IRA custodians or trustees, to plan sponsors of qualified retirement plans, and to college savings programs. In the future, shares of the Portfolios may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging a Portfolio’s shares is the net asset value of that Portfolio. Each Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that a Portfolio’s (or Underlying Portfolio’s) assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s (or Underlying Portfolio’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

We determine net asset value by dividing net assets of each Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Each Portfolio values shares of the Underlying Portfolios at each Underlying Portfolio’s respective net asset value, and values it other assets at current market prices where current market prices are readily available. When a determination is made that current market prices are not readily available, each Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because the Portfolios are primarily invested in shares of Underlying Portfolios, each Portfolio’s net asset value is based primarily on the net asset values of the Underlying Portfolios in which they invest. The prospectuses for the Underlying Portfolios explain how the Underlying Portfolios calculate net asset value, and the circumstances under which the Underlying Portfolios may use fair value pricing.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolios on their behalf may, in accordance with the applicable IRA, qualified retirement plan, or college savings program rules, exchange shares of the Portfolios.

A Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolios at net asset value.

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Frequent Purchases and Redemptions of Shares of the Portfolios

The Portfolios are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolios through subaccount units, IRA owners and other qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolios’ pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into a Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if a Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

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The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolios.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Portfolios. The prospectuses for the Underlying Portfolios explain the Underlying Portfolios’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Portfolios.

Tax Consequences

Each Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. Each Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Portfolio is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Portfolio are considered separately for purposes of determining whether or not the Portfolio qualifies as a regulated investment company.

The Portfolios are currently not subject to tax. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If a Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolios depend on the provisions of the variable insurance contract through which you invest in the Portfolios or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

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Effect of Foreign Taxes

Dividends and interest received by the Underlying Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolios have two classes of shares, Initial Class and Class L. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolios have adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolios to compensate GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolios and/or for providing or arranging for the provision of services to the Portfolios’ Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolios). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Portfolios. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolios attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolios instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Portfolios.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolios. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolios on a recommended or preferred list, and/or access

40

to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolios or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services. With respect to fund-of-funds, such as the Portfolios, the 0.35% fee applies only to assets invested in the GWL&A Contract and Underlying Portfolios that are series of the Fund.

Underlying Portfolio Administrative Services Agreement

The Distributor entered into an Administrative Services Agreement with its affiliates, Putnam Mutual Funds Corp. (“PMF”), principal underwriter of the Putnam Funds, and Putnam Management, investment adviser of the Putnam Funds (collectively, “Putnam”), pursuant to which the Distributor provides certain distribution and other services to Putnam with regard to each Putnam Fund that is an Underlying Portfolio in a Portfolio. For services rendered and expenses incurred pursuant to the Administrative Services Agreement, Putnam pays the Distributor a fee ranging from 0.25% to 0.60% of the average daily net asset value of the shares of each Putnam Fund that is an Underlying Portfolio in a Portfolio.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of each Portfolio’s Initial Class for the past five years, or, if shorter, the period of each Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolios’ Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs,

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qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with each Portfolio’s financial statements, are included in the Annual Report for the Portfolios, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios’ investments is available in the Annual and Semi-Annual Reports to shareholders for the Portfolios. In the Annual Report for the Portfolios, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year. Semi-Annual Reports for the Portfolios include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolios, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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Appendix A

Description of Broad-Based Securities Indices

Each Portfolio compares its returns to the Wilshire 5000 Index plus at least one other broad-based securities index such as the MSCI EAFE® Index or Barclays Capital U.S. Aggregate Bond Index.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market.

The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE® Index is a registered trademark of Morgan Stanley Capital International, Inc.

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

The Barclays Capital U.S. 1-3 Year Credit Bond Index is a subset of the Barclays Capital Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

A-1

MAXIM SERIES FUND, INC.

Maxim SecureFoundationSM Balanced Portfolio

Class G Ticker: MXSBX

Class G1 Ticker: MXSHX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objective and strategies. The Portfolio has three classes of shares – Class G, Class G1 and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Portfolio is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”). If you purchase shares of the Portfolio, you are required to purchase a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) issued by GWL&A, which provides guaranteed income for the life of a designated person(s), provided all conditions are met. For more information, please see the “More Information About the Portfolio” section of this Prospectus.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, and to plan sponsors of certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

2

Portfolio Summary

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.55%	0.55%	0.55%
Total Annual Portfolio Operating Expenses[2]	0.65%	0.75%	0.90%

1 Because the Portfolio began operations on November 13, 2009, the Acquired Fund (Underlying Portfolio) Fees and Expenses is an estimated annualized expense ratio of the Underlying Portfolios.

2 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundationSM Balanced Portfolio	1 Year	3 Years
Class G	$66	$208
Class G1	$77	$240
Class L	$xx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not

3

reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on November 13, 2009 through December 31, 2009, the Portfolio’s turnover rate was 1.15% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Portfolio will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Blend	37.0%	International Large Blend	15.0%
Maxim S&P 500® Index Portfolio		Maxim MSCI EAFE® Index Portfolio
Small Blend	10.0%	Intermediate-Term Bond	38.0%
Maxim Index 600 Portfolio		Maxim Bond Index Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the allocations at any time and without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

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•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios. MCM may also be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small and Large Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

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Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; and there may be tax consequences associated with the Guarantee. The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on November 13, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative or qualified retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Currently, insurance company separate accounts, qualified retirement plans and IRAs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable

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insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs and qualified retirement plans. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA or qualified retirement plan. These payments also may create a conflict of interest by influencing the broker-dealer (and its registered persons) or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

The Portfolio is managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolio and works with the Asset Allocation Committee in developing and executing the Portfolio’s investment program. Mr. Corbett, Chairman and President of MCM and Executive Vice President, Chief Investment Officer of GWL&A, has provided advisory services for the Portfolio since inception in 2009. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class G1 and Class L shares, and any extraordinary expenses, including litigation expenses.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

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More Information About the Portfolio

Portfolio Overview

The Portfolio is a “fund-of-funds” that pursues its investment objective by investing in Underlying Portfolios (that may or may not be affiliated with the Fund). The Portfolio is designed for investors seeking a professionally designed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Portfolio. The Portfolio strives to provide shareholders with diversification primarily through both a professionally designed asset allocation model and professionally selected investments in the Underlying Portfolios. The intended benefit of asset allocation is diversification, which is expected to reduce volatility over the long-term.

If you purchase the Class G, Class G1 or Class L shares explained in this Prospectus, you are required to purchase the Guarantee issued by GWL&A. The Guarantee Benefit Fee is currently 0.90% on an annual basisof the value of your variable insurance contract, IRA, or qualified retirement plan allocated to the Portfolio (hereinafter “Portfolio Value”). The Guarantee Benefit Fee is in addition to the fees and expenses of the Portfolio. The Guarantee Benefit Fee is equal to 1/12 of the current annual fee multiplied by your Portfolio Value. The Guarantee Benefit Fee is assessed monthly in arrears by automatically redeeming shares of the Portfolio. The Guarantee Benefit Fee and the frequency of deduction are subject to change upon 30 days written notice. The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of your Portfolio Value. Shares of the Portfolio also will be automatically redeemed to cover the cost of any state premium taxes relating to the Guarantee. Please refer to the Guarantee prospectus or disclosure statement, as applicable, for detailed information including fee and eligibility criteria. The redemption or exchange of all your Portfolio shares automatically cancels your Guarantee and all of the benefits of the Guarantee. GWL&A also may terminate the Guarantee under other circumstances. For IRAs, GWL&A issues the Guarantee to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For qualified retirement plans, GWL&A issues the Guarantee to the plan sponsor to provide a lifetime withdrawal benefit for plan participants. GWL&A does not issue the Guarantee to MCM or the Portfolio, so the Guarantee does not guarantee the investment performance of the Portfolio. Please see the Guarantee prospectus or disclosure statement for complete information regarding the Guarantee.

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Under normal conditions, the Portfolio will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The first step in MCM’s allocation process is to determine the Portfolio’s asset class allocations. Second, once the asset allocation is determined, MCM selects the Underlying Portfolios. MCM uses its proprietary investment process for selecting the Underlying Portfolios in which the Portfolio invests. Most, if not all, of the Underlying Portfolios in which the Portfolio invests are Index Portfolios that are designed to track the performance of a specified securities index. The Portfolio follows an approach of investing primarily in Index Portfolios that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.

The following table shows the Portfolio’s approximate allocation for the various asset classes and Underlying Portfolios as of the date of this Prospectus:

Large Blend	37.0%	International Large Blend	15.0%
Maxim S&P 500® Index Portfolio*		Maxim MSCI EAFE® Index Portfolio**
Small Blend	10.0%	Intermediate-Term Bond	38.0%
Maxim Index 600 Portfolio		Maxim Bond Index Portfolio

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* “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by GWL&A. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio, and Standard & Poor’s is not an affiliate or a sponsor of the Fund, the Portfolio or MCM. The S&P 500® is sponsored by Standard & Poor’s, which is responsible for determining which stocks are represented in the index. Standard & Poor’s is not responsible for and does not participate in the operation or management of the Portfolio, nor does it guarantee the accuracy or completeness of the index or the data therein. Inclusion of a stock in the index does not imply that it is a good investment.

** The MSCI EAFE® Index is a registered trademark of Morgan Stanley Capital International, Inc (“MSCI”). The Portfolio is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI EAFE® Index. The MSCI EAFE® Index is the exclusive property of MSCI and has been licensed for use by GWL&A.

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. Rebalancing generally occurs on the 20th day of each month (unless that day is not a business day in which case rebalancing will be effected on the next business day). Changes to Underlying Portfolios, if deemed necessary by MCM, will generally be made on the monthly rebalancing date. To reduce market risks associated with replacement of Underlying Portfolios, MCM may effect the replacement over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Portfolios and purchasing shares of other Underlying Portfolios. As a result of the monthly rebalancing, expenses related to redemption fees, if applicable, may be incurred at the Underling Portfolio level.

MCM reviews the asset class allocations, the Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM will make changes to the asset class allocations, the Underlying Portfolio allocations, or the Underlying Portfolios themselves from time to time as appropriate in order to help the Portfolio achieve its investment objective. MCM may add or delete asset classes, change allocations, and add or delete Underlying Portfolios at any time without approval or notice to shareholders. Accordingly, the Portfolio will not necessarily invest in the Underlying Portfolios listed above, and may invest in Underlying Portfolios not listed above. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives.

The Underlying Portfolios may include portfolios that are directly advised by MCM, portfolios that are sub-advised by unaffiliated sub-advisers retained by MCM, portfolios that are advised by an affiliate of MCM, and portfolios that are advised by unaffiliated investment advisers.

Information regarding the Underlying Portfolios is available in the applicable Underlying Portfolio’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Portfolios. The prospectus and statement of additional information for each of the Underlying Portfolios is available on the SEC’s website at http://www.sec.gov.

The Portfolio’s investment objective and principal investment strategies are non-fundamental and can be changed without shareholder notice or approval.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

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Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Portfolio. As a result, over the long-term the Portfolio’s ability to meet its investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the Underlying Portfolios.

•

The ability of the Portfolio to achieve its investment objectives depends on MCM’s skill in selecting the asset classes and the mix of Underlying Portfolios. There is the risk that MCM’s evaluations and assumptions regarding the asset classes and Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of the Portfolio’s investments among the Underlying Portfolios. MCM is subject to conflicts of interest because MCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Portfolios, and because the fees paid to MCM (or its affiliates) by certain of the Underlying Portfolios (or their affiliates) may be higher than fees paid by other of the Underlying Portfolios and the Portfolio. Other funds with similar investment objectives may perform better or worse than the Underlying Portfolios. MCM also may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Portfolios. These large purchases or redemptions could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The Underlying Portfolios’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more the Portfolio allocates to Underlying Portfolios that invest in equity securities, the greater the expected risk.

Small and Large Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Because small size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small size companies upon which to base an investment decision. These

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risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Portfolios to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio’s investments and investment performance may also be more volatile when the Underlying Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - The Underlying Portfolios’ investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Tracking a Benchmark Index Risk - Most, if not all, of the Underlying Portfolios in which the Portfolio invests are Index Portfolios. Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. It is possible that an Index Portfolio could have poor investment results even if it is tracking closely the return of the benchmark index, because the adverse performance of a particular security in the index normally will not result in eliminating the security from the Index Portfolio. In addition, several factors will affect an Index Portfolio’s ability to precisely track the performance of the benchmark index. For example, unlike the index, which is an unmanaged group of securities, Index Portfolios have operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Index Portfolios' total return. In addition, an Index Portfolio may own less than all the securities of its benchmark index, which also may cause a variance between the performance of the Index Portfolio and its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Portfolio’s value or prevent an Underlying Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay

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redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time. When an Underlying Portfolio invests in non-investment grade fixed-income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Derivatives Risk - An Underlying Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps.

An Underlying Portfolio may use derivatives for any of the following purposes: as a substitute for buying or selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Underlying Portfolio’s return as a non-hedging strategy that may be considered speculative.

A derivative contract would obligate or entitle an Underlying Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

You should be aware that the Portfolio is not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in the Portfolio in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Risks Associated with the Guarantee

In addition to risks related to the Portfolio, investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee, which are described in more detail in the Guarantee prospectus or disclosure statement, and include, but are not limited to, the following:

•

Depending on your pattern of share redemptions, your lifespan and the Portfolio’s investment performance, and other variables, there is a possibility that no benefits may be payable under the Guarantee.

•

The exchange or redemption of Portfolio shares negatively affects the Portfolio account value to which the Guarantee applies. Therefore, exchanges or redemptions of Portfolio shares adversely affects the benefit under the Guarantee.

•

The Guarantee is currently only available to IRA custodians or trustees and to plan sponsors of certain qualified retirement plans. You may lose the benefit of the Guarantee if, for example, the annuity contract pursuant to which the Guarantee is issued terminates, your IRA terminates, you change your IRA provider, you change your qualified retirement plan record keeper, or the sponsor of your qualified retirement plan makes changes to the contract, the plan or the plan’s record keeper.

•

GWL&A reserves the right to change the Guarantee Benefit Fee up to a maximum annual rate of 1.50% of the account value allocated to the Portfolio upon 30 days written notice. GWL&A also reserves the right to change the frequency of deduction of the Guarantee Benefit Fee upon 30 days written notice.

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•	The Guarantee may be terminated under certain circumstances unrelated to any action or inaction by you.
•	Any payments under the Guarantee depend on GWL&A’s long-term ability to make such payments.
•	There may be tax consequences associated with the Guarantee.

For additional information regarding the Guarantee, please see the Guarantee prospectus or disclosure statement, as applicable.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Underlying Portfolios

By owning shares of Underlying Portfolios, the Portfolio indirectly invests, to varying degrees, in securities held by the Underlying Portfolios. The securities in which the Underlying Portfolios may invest include, but are not limited to, U.S. and international equity securities, U.S. fixed-income securities, derivatives, and short-term investments. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Portfolios, including their associated risks. Additional information is provided in the SAI, which is available upon request, and in the prospectuses of the Underlying Portfolios.

Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, an investment adviser or sub-adviser when making a decision to purchase a security for an Underlying Portfolio may not be aware of some problems associated with the company issuing the security.

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Fixed-Income Securities

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. In addition to bonds, debt securities include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Foreign Securities

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

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ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

Certain of the Underlying Portfolios may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser of an Underlying Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Portfolios Designed to Track a Benchmark Index

Certain of the Underlying Portfolios are not actively managed, but are designed to track the performance of specified benchmarks (sometimes referred to in this Prospectus as “Index Portfolios”).

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
•

Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

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Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of an Index Portfolio will generally decline when the performance of its benchmark index declines. Because each Index Portfolio may track an index before fees and expenses, the Index Portfolio may not purchase other securities that may help offset declines in an index. In addition, because an Index Portfolio may not hold all issues included in an index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of an Index Portfolio may fail to match the performance of its benchmark index, after taking expenses into account. It is not possible to invest directly in an index.

Money Market Instruments

Certain Underlying Portfolios may invest in money market instruments. Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include: Treasury bills and notes, which are securities issued by the U.S. Government; commercial paper, which is a promissory note issued by a company; bankers’ acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset values of the Underlying Portfolios’ shares. Also, with respect to securities supported only by the credit of the issuing or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio and each Underlying Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM or the investment adviser for the Underlying Portfolio, as applicable. The Portfolio and each non-money market Underlying Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the applicable Underlying Portfolio’s adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio or an Underlying Portfolio take this action, it may not achieve its investment objective.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Underlying Portfolios.

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Underlying Portfolios and the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions

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could have an adverse effect on an Underlying Portfolio’s investments and negatively impact an Underlying Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Underlying Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s and an Underlying Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolio’s and Underlying Portfolios’ investment holdings.

There is no guarantee that the Portfolio or any Underlying Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

More Information About the Portfolio’s Fees and Expenses

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolio or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Portfolio.

Underlying Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Portfolio would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Portfolio also would remain subject to any distribution (Rule 12b-1) fees associated with shares of unaffiliated Underlying Portfolios. However, the Portfolio will not purchase any class of shares of affiliated Underlying Portfolios that imposes a Rule 12b-1 fee. The Portfolio also will not invest in shares of Underlying Portfolios that are sold with a contingent deferred sales charge.

The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of the Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. Acquired Fund (Underlying Portfolio) Fees and Expenses may be higher if the Portfolio invests in select classes of unaffiliated Underlying Portfolios that have a Rule 12b-1 fee. Additionally, certain Underlying Portfolios may charge a redemption fee on any shares redeemed within a certain amount of time after purchase by the Portfolio.

Because the Portfolio began operations on November 13, 2009, the Acquired Fund (Underlying Portfolio) Fees and Expenses are estimated annualized expense ratios of the Underlying Portfolios based on (i) an estimated allocation among Underlying Portfolios for the current fiscal year, and (ii) the historical (net) expense ratio of the Underlying Portfolios based on their most recent fiscal period.

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Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees and plan sponsors of certain qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s (or Underlying Portfolio’s) assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s (or Underlying Portfolio’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s (or Underlying Portfolio’s) assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each class of shares of the Portfolio. We determine net asset value by dividing net assets of the Portfolio’s share class (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its shares of the Underlying Portfolios at each Underlying Portfolio’s respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Portfolio net asset values are not readily available, the Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because the Portfolio is primarily invested in shares of Underlying Portfolios, the Portfolio’s net asset value is based primarily on the net asset values of the Underlying Portfolios in which it invests. The prospectuses for the Underlying Portfolios explain how the Underlying Portfolios calculate net asset value, and the circumstances under which the Underlying Portfolios may use fair value pricing.

Purchasing and Redeeming Shares

If you purchase shares of the Portfolio, you are required to purchase the Guarantee issued by GWL&A. All share purchase and redemption policies herein are subject to the administrative rules under the Guarantee, which are outlined in the Guarantee prospectus or disclosure statement, as applicable. Please see the Guarantee prospectus or disclosure statement, as applicable, with respect to the effect share redemptions may have on the benefits under your Guarantee and the effect the redemption of shares of the Portfolio may have on your ability to purchase additional shares of the Portfolio.

The Guarantee Benefit Fee is currently 0.90% on an annual basis of your Portfolio Value. The Guarantee Benefit Fee is in addition to the fees and expenses of the Portfolio. The Guarantee Benefit Fee is equal to 1/12 of the current annual fee multiplied by your Portfolio Value. The Guarantee Benefit Fee is assessed

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monthly in arrears by automatically redeeming shares of the Portfolio. The Guarantee Benefit Fee and the frequency of deduction is subject to change upon 30 days written notice. The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of your Portfolio Value. Shares of the Portfolio will be automatically redeemed to cover the cost of any state premium taxes relating to the Guarantee. Please refer to the Guarantee prospectus or disclosure statement, as applicable, for detailed information including fee and eligibility criteria. The redemption or exchange of all Portfolio shares automatically cancels your Guarantee and all of the benefits of the Guarantee. Following cancellation of the Guarantee, additional purchases of shares of the Portfolio are not permitted for a period of 90 days following the cancellation. The foregoing restriction does not apply to automatic payroll contributions, qualified rollovers, loan repayments, or additional purchases with dividend and capital gains distributions. After cancellation of the Guarantee, any accepted contribution to the Portfolio shall be deemed to be a re-election of the Guarantee.

The Guarantee may be available with other portfolios of the Fund. The purchase or redemption of shares of the Portfolio does not affect the Guarantee associated with any other portfolio of the Fund. Likewise, the purchase or redemption of shares of other portfolios of the Fund with which the Guarantee is available does not affect the Guarantee associated with the Portfolio. For IRAs, GWL&A issues the Guarantee to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For qualified retirement plans, GWL&A issues the Guarantee to the plan sponsor to provide a lifetime withdrawal benefit for plan participants. GWL&A does not issue the Guarantee to MCM or the Portfolio, so the Guarantee does not guarantee the investment performance of the Portfolio. Please see the Guarantee prospectus or disclosure statement for complete information regarding the Guarantee.

Once you begin making Guaranteed Annual Withdrawals, as defined in the Guarantee prospectus or disclosure statement, as applicable, additional purchases of shares of the Portfolio are not permitted. Also, initial purchases of shares of the Portfolio are not permitted once the variable insurance contract owner, IRA owner, or qualified retirement plan participant reaches the age of 85. Please refer to the Guarantee prospectus or disclosure statement, as applicable, for detailed information on purchase restrictions.

Following the redemption of any shares of the Portfolio, other than the redemption of Portfolio shares to pay the Guarantee Benefit Fee, additional purchases of shares of the Portfolio are not permitted for a period of 90 days following the redemption. The foregoing restriction does not apply to automatic payroll contributions, qualified rollovers, loan repayments, or additional purchases with dividend and capital gains distributions.

Variable insurance contract owners and participants in qualified retirement plans will not deal directly with the Portfolio regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative or qualified retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Portfolio.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

Participants in qualified retirement plans and IRA owners whose plan or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA or qualified retirement plan rules, exchange shares of the Portfolio.

Please see the Guarantee prospectus or disclosure statement, as applicable, with respect to the effect redemptions or exchanges may have on the benefits under your Guarantee. The redemption or exchange of all Portfolio shares automatically cancels your Guarantee.

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The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners and other qualified retirement plan participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

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The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, and qualified retirement plans (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Portfolio. The prospectuses for the Underlying Portfolios explain the Underlying Portfolios’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Portfolios.

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Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA or qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, or qualified retirement plan.

Effect of Foreign Taxes

Dividends and interest received by the Underlying Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has three classes of shares, Class G, Class G1 and Class L shares. Each class is identical except that G1 shares and L shares have distribution or “Rule 12b-1” plans that are described below.

Class G1 Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class G1 shares. The plan allows the Class G1 shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of G1 shares and for providing or arranging for the provision of services to Class G1 shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class G1 shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class G1 shareholders (including sponsors of qualified retirement plans).

The distribution plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class G1 shares of the Portfolio). Because these fees are paid out of Class G1’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc. (the “Distributor”) for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Fund’s Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash.

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Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services. With respect to fund-of- funds, such as the Portfolio, the 0.35% fee applies only to assets invested in Underlying Portfolios that are series of the Fund.

23

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of the Portfolio’s Class G and G1 shares for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Class G or Class G1) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, or qualified retirement plans. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

24

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio also include unaudited financial statements.

25

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

26

MAXIM SERIES FUND, INC.

Maxim SecureFoundationSM Lifetime 2015 Portfolio

Class G Ticker: MXSJX

Class G1 Ticker: MXSKX

Maxim SecureFoundationSM Lifetime 2020 Portfolio

Class G Ticker:

Class G1 Ticker:

Maxim SecureFoundationSM Lifetime 2025 Portfolio

Class G Ticker: MXSNX

Class G1 Ticker: MXSOX

Maxim SecureFoundationSM Lifetime 2030 Portfolio

Class G Ticker:

Class G1 Ticker:

Maxim SecureFoundationSM Lifetime 2035 Portfolio

Class G Ticker: MXSRX

Class G1 Ticker: MXSSX

Maxim SecureFoundationSM Lifetime 2040 Portfolio

Class G Ticker:

Class G1 Ticker:

Maxim SecureFoundationSM Lifetime 2045 Portfolio

Class G Ticker: MXSTX

Class G1 Ticker: MXSWX

Maxim SecureFoundationSM Lifetime 2050 Portfolio

Class G Ticker:

Class G1 Ticker:

Maxim SecureFoundationSM Lifetime 2055 Portfolio

Class G Ticker: MXSYX

Class G1 Ticker: MXSZX

(the “Portfolio(s)”)

————————

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes nine of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. Each Portfolio has three classes of shares – Class G, Class G1 and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolios.

Each Portfolio provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date) and personal objectives. Each Portfolio is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Portfolios”. If you purchase shares of a Portfolio, you are required to purchase a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) issued by GWL&A, which provides guaranteed income for the life of a designated person(s), provided all conditions are met. However, the actual date of purchase of the Guarantee will depend on which Portfolio is selected for investment. For more information, please see the “More Information About the Portfolios” section of this Prospectus.

The Fund may sell shares of the Portfolios to insurance company separate accounts for certain variable annuity contracts (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, and to plan sponsors of certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolios directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about the Portfolios that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December __, 2010

2

3

Portfolio Summaries

Maxim SecureFoundationSM Lifetime 2015 Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.53%	0.53%	0.53%
Total Annual Portfolio Operating Expenses[2]	0.65%	0.75%	0.90%
[1]	Because the Portfolio began operations on November 13, 2009, the Acquired Fund (Underlying Portfolio) Fees and Expenses is an estimated annualized expense ratio of the Underlying Portfolios.
[2]

The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundationSM Lifetime 2015 Portfolio	1 Year	3 Years
Class G	$66	$208
Class G1	$77	$240
Class L	$xx	$xxx

4

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on November 13, 2009 through December 31, 2009, the Portfolio’s turnover rate was 1.15% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2015 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Under normal conditions, the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Blend	34.8%	Intermediate-Term Bond	35.1%
Maxim S&P 500® Index Portfolio		Maxim Bond Index Portfolio
Small Blend	7.9%	Short-Term Income/Cash	5.6%
Maxim Index 600 Portfolio		GWL&A Contract
International Large Blend	16.6%
Maxim MSCI EAFE® Index Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change asset allocations at any time and without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

5

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios. MCM may also be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small and Large Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

6

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; and there may be tax consequences associated with the Guarantee. The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on November 13, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

7

Maxim SecureFoundationSM Lifetime 2020 Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses shown would be higher. The expenses shown are estimated because the Portfolio had not commenced operations as of the date of this Prospectus. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.xx%	0.xx%	0.xx%
Total Annual Portfolio Operating Expenses	0.xx%	0.xx%	0.xx%

1     Because the Portfolio had not commenced operations as of the date of this Prospectus, the Acquired Fund (Underlying Portfolio) Fees and Expenses is an estimated annualized expense ratio of the Underlying Portfolios.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundationSM Lifetime 2020 Portfolio	1 Year	3 Years
Class G	$xx	$xxx
Class G1	$xx	$xxx
Class L	$xx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

8

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2020 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Under normal conditions, the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives. The following table shows the Portfolio’s expected approximate allocation for the various asset classes at its inception, and the Underlying Portfolios in which the Portfolio is expected to invest at its inception:

Large Blend	34.8%	Intermediate-Term Bond	35.1%
Maxim S&P 500® Index Portfolio		Maxim Bond Index Portfolio
Small Blend	7.9%	Short-Term Income/Cash	5.6%
Maxim Index 600 Portfolio		GWL&A Contract
International Large Blend	16.6%
Maxim MSCI EAFE® Index Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change asset allocations at any time and without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

9

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios. MCM may also be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small and Large Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

10

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; and there may be tax consequences associated with the Guarantee. The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio commenced operations as of the date of this Prospectus. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim SecureFoundationSM Lifetime 2025 Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

11

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G	Class G
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.55%	0.55%	0.55%
Total Annual Portfolio Operating Expenses[2]	0.67%	0.77%	0.92%

1   Because the Portfolio began operations on November 13, 2009, the Acquired Fund (Underlying Portfolio) Fees and Expenses is an estimated annualized expense ratio of the Underlying Portfolios.

2   The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundationSM Lifetime 2025 Portfolio	1 Year	3 Years
Class G	$68	$214
Class G1	$79	$246
Class L	$xx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on November 13, 2009 through December 31, 2009, the Portfolio’s turnover rate was 1.26% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2025 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2025, the Portfolio employs a combination of

12

investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 60-80% of its net assets in Underlying Portfolios that invest primarily in equity securities and 20-40% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time until 2015, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2015, it is anticipated that the asset allocation between equity and fixed-income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolio”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Blend	39.6%	Intermediate-Term Bond	26.8%
Maxim S&P 500® Index Portfolio		Maxim Bond Index Portfolio
Small Blend	9.7%	Short-Term Income/Cash	3.1%
Maxim Index 600 Portfolio		GWL&A Contract
International Large Blend	20.8%
Maxim MSCI EAFE® Index Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocation among U.S. equity, foreign equity, fixed-income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change allocations or deviate from the allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

13

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios. MCM may also be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small and Large Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

14

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; and there may be tax consequences associated with the Guarantee. The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on November 13, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

15

Maxim SecureFoundationSM Lifetime 2030 Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses shown would be higher. The expenses shown are estimated because the Portfolio had not commenced operations as of the date of this Prospectus. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.xx%	0.xx%	0.xx%
Total Annual Portfolio Operating Expenses	0.xx%	0.xx%	0.xx%

1 Because the Portfolio had not commenced operations as of the date of this Prospectus, the Acquired Fund (Underlying Portfolio) Fees and Expenses is an estimated annualized expense ratio of the Underlying Portfolios.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundationSM Lifetime 2030 Portfolio	1 Year	3 Years
Class G	$xx	$xxx
Class G1	$xx	$xxx
Class L	$xx	$xxx

16

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2030 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2030, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 70-90% of its net assets in Underlying Portfolios that invest primarily in equity securities and 10-30% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time until 2020, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2020, it is anticipated that the asset allocation between equity and fixed-income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolio”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives. The following table shows the Portfolio’s expected approximate allocation for the various asset classes at its inception, and the Underlying Portfolios in which the Portfolio is expected to invest at its inception:

Large Blend	43.5%	Intermediate-Term Bond	18.4%
Maxim S&P 500® Index Portfolio		Maxim Bond Index Portfolio
Small Blend	11.5%	Short-Term Income/Cash	1.4%
Maxim Index 600 Portfolio		GWL&A Contract
International Large Blend	25.2%
Maxim MSCI EAFE® Index Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocation among U.S. equity, foreign equity, fixed-income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change allocations or deviate from the allocation at any time without approval or notice to shareholders.

17

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios. MCM may also be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small and Large Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

18

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; and there may be tax consequences associated with the Guarantee. The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio commenced operations as of the date of this Prospectus. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

19

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim SecureFoundationSM Lifetime 2035 Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.57%	0.57%	0.57%
Total Annual Portfolio Operating Expenses[2]	0.69%	0.79%	0.94%

1 Because the Portfolio began operations on November 13, 2009, the Acquired Fund (Underlying Portfolio) Fees and Expenses is an estimated annualized expense ratio of the Underlying Portfolios.

2 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a

20

5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundationSM Lifetime 2035 Portfolio	1 Year	3 Years
Class G	$70	$221
Class G1	$81	$252
Class L	$xx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on November 13, 2009 through December 31, 2009, the Portfolio’s turnover rate was 1.35% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2035 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2035, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-30% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time until 2025, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2025, it is anticipated that the asset allocation between equity and fixed-income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Blend	45.4%	Intermediate-Term Bond	12.4%
Maxim S&P 500® Index Portfolio		Maxim Bond Index Portfolio
Small Blend	12.9%	Short-Term Income/Cash	0.5%
Maxim Index 600 Portfolio		GWL&A Contract
International Large Blend	28.8%
Maxim MSCI EAFE® Index Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

21

The following chart illustrates the Portfolio’s approximate asset allocation among U.S. equity, foreign equity, fixed-income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change allocations or deviate from the allocation at any time without approval or notice to shareholders.

.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios. MCM may also be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small and Large Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often

22

dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

23

Risks Associated with the Guarantee - Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; and there may be tax consequences associated with the Guarantee. The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on November 13, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim SecureFoundationSM Lifetime 2040 Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses shown would be higher. The expenses shown are estimated because the Portfolio had not commenced operations as of the date of this Prospectus. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.xx%	0.xx%	0.xx%
Total Annual Portfolio Operating Expenses	0.xx%	0.xx%	0.xx%

1 Because the Portfolio had not commenced operations as of the date of this Prospectus, the Acquired Fund (Underlying Portfolio) Fees and Expenses is an estimated annualized expense ratio of the Underlying Portfolios.

24

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundationSM Lifetime 2040 Portfolio	1 Year	3 Years
Class G	$xx	$xxx
Class G1	$xx	$xxx
Class L	$xx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2040 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2040, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-30% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time until 2030, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2030, it is anticipated that the asset allocation between equity and fixed-income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolio”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives. The following table shows the Portfolio’s expected approximate allocation for the various asset classes at its inception, and the Underlying Portfolios in which the Portfolio is expected to invest at its inception:

Large Blend	45.2%	Intermediate-Term Bond	9.6%
Maxim S&P 500® Index Portfolio		Maxim Bond Index Portfolio
Small Blend	13.8%	Short-Term Income/Cash	0.1%
Maxim Index 600 Portfolio		GWL&A Contract
International Large Blend	31.3%
Maxim MSCI EAFE® Index Portfolio

25

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocation among U.S. equity, foreign equity, fixed-income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change allocations or deviate from the allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios. MCM may also be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

26

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small and Large Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

27

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; and there may be tax consequences associated with the Guarantee. The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio commenced operations as of the date of this Prospectus. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim SecureFoundationSM Lifetime 2045 Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

28

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.58%	0.58%	0.58%
Total Annual Portfolio Operating Expenses[2]	0.70%	0.80%	0.95%

1 Because the Portfolio began operations on November 13, 2009, the Acquired Fund (Underlying Portfolio) Fees and Expenses is an estimated annualized expense ratio of the Underlying Portfolios.

2 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundationSM Lifetime 2045 Portfolio	1 Year	3 Years
Class G	$72	$224
Class G1	$82	$255
Class L	$xx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on November 13, 2009 through December 31, 2009, the Portfolio’s turnover rate was 1.42% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2045 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2045, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time until 2035, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2035, it is anticipated that the asset allocation between equity and fixed-income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

29

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Blend	43.9%	Intermediate-Term Bond	8.6%
Maxim S&P 500® Index Portfolio		Maxim Bond Index Portfolio
Small Blend	14.3%	Short-Term Income/Cash	0.0%
Maxim Index 600 Portfolio		GWL&A Contract
International Large Blend	33.2%
Maxim MSCI EAFE® Index Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocation among U.S. equity, foreign equity, fixed-income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change allocations or deviate from the allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

30

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios. MCM may also be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small and Large Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

31

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; and there may be tax consequences associated with the Guarantee. The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on November 13, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim SecureFoundationSM Lifetime 2050 Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation and income consistent with its current asset allocation.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses shown would be higher. The expenses shown are estimated because the Portfolio had not commenced operations as of the date of this Prospectus. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.xx%	0.xx%	0.xx%
Total Annual Portfolio Operating Expenses	0.xx%	0.xx%	0.xx%

1 Because the Portfolio had not commenced operations as of the date of this Prospectus, the Acquired Fund (Underlying Portfolio) Fees and Expenses is an estimated annualized expense ratio of the Underlying Portfolios.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundationSM Lifetime 2050 Portfolio	1 Year	3 Years
Class G	$xx	$xxx
Class G1	$xx	$xxx
Class L	$xx	$xxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2050 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2050, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or

33

preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time until 2040, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2040, it is anticipated that the asset allocation between equity and fixed-income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolio”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives. The following table shows the Portfolio’s expected approximate allocation for the various asset classes at its inception, and the Underlying Portfolios in which the Portfolio is expected to invest at its inception:

Large Blend	42.3%	Intermediate-Term Bond	8.1%
Maxim S&P 500® Index Portfolio		Maxim Bond Index Portfolio
Small Blend	14.7%	Short-Term Income/Cash	0.0%
Maxim Index 600 Portfolio		GWL&A Contract
International Large Blend	34.9%
Maxim MSCI EAFE® Index Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocation among U.S. equity, foreign equity, fixed-income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change allocations or deviate from the allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

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•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios. MCM may also be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small and Large Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

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Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; and there may be tax consequences associated with the Guarantee. The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio commenced operations as of the date of this Prospectus. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

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Maxim SecureFoundationSM Lifetime 2055 Portfolio

Investment Objective

The Portfolio’s investment objective is to seek long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.58%	0.58%	0.58%
Total Annual Portfolio Operating Expenses[2]	0.70%	0.80%	0.95%

1 Because the Portfolio began operations on November 13, 2009, the Acquired Fund (Underlying Portfolio) Fees and Expenses is an estimated annualized expense ratio of the Underlying Portfolios.

2 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundationSM Lifetime 2055 Portfolio	1 Year	3 Years
Class G	$72	$224
Class G1	$82	$255
Class L	$xx	$xxx

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Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on November 13, 2009 through December 31, 2009, the Portfolio’s turnover rate was 1.48% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2055 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2055, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio is currently expected (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time until 2045, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2045, it is anticipated that the asset allocation between equity and fixed-income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Blend	40.5%	Intermediate-Term Bond	8.0%
Maxim S&P 500® Index Portfolio		Maxim Bond Index Portfolio
Small Blend	15.0%	Short-Term Income/Cash	0.0%
Maxim Index 600 Portfolio		GWL&A Contract
International Large Blend	36.5%
Maxim MSCI EAFE® Index Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocation among U.S. equity, foreign equity, fixed-income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change allocations or deviate from the allocation at any time without approval or notice to shareholders.

38

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios. MCM may also be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small and Large Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

39

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; and there may be tax consequences associated with the Guarantee. The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. The Guarantee does not guarantee the investment performance of the Portfolio.

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Performance

No portfolio performance data is provided because the Portfolio commenced operations on November 13, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolios based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolios through GWL&A. Please contact your registered representative or qualified retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolios may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolios intend to qualify as a “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolios qualify as regulated investment companies and distribute their income as required by tax law, the Portfolios will not pay federal income taxes on dividends or capital gains. Currently, insurance company separate accounts, qualified retirement plans and IRAs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs and qualified retirement plans. The Portfolios and their related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolios as underlying investment options in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolios as an investment option under an IRA or qualified retirement plan. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolios over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolios. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

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The Portfolios are managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolios and works with the Asset Allocation Committee in developing and executing the Portfolios’ investment program. Mr. Corbett, Chairman and President of MCM and Executive Vice President, Chief Investment Officer of GWL&A, has provided advisory services for the Portfolios since inception. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolios.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the applicable Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class G1 and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolios’ Semi-Annual Report to shareholders for the period ended June 30, 2010 (for the Maxim SecureFoundation Lifetime 2015, 2025, 2035, 2045 and 2055 Portfolios), and will be available in the Portfolios’ Annual Report to shareholders for the period ended December 31, 2010 (for the Maxim SecureFoundation Lifetime 2020, 2030, 2040 and 2050 Portfolios).

More Information About the Portfolios

Overview of the Portfolios

Each Portfolio is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Portfolios (that may or may not be affiliated with the Fund). The Portfolios are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Portfolios. The Portfolios strive to provide shareholders with diversification through both professionally designed, retirement date-based asset allocation models and professionally selected investments in the Underlying Portfolios. The intended benefit of asset allocation is diversification, which is expected to reduce volatility over the long-term.

If you purchase the Class G, Class G1 or Class L shares explained in this Prospectus, you are required to purchase the Guarantee issued by GWL&A. For each Portfolio, the Guarantee goes into effect (the “Guarantee Trigger Date”) ten years prior to the year designated in the name of the applicable Portfolio. For example, the Guarantee Trigger Date is January 3, 2045 for the Maxim SecureFoundation Lifetime 2055 Portfolio. If you purchase shares of a Portfolio prior to the applicable Guarantee Trigger Date, you will not be deemed to have purchased the Guarantee until the Guarantee Trigger Date for that Portfolio.

The Guarantee Benefit Fee is currently 0.90% on an annual basis of the value of your variable insurance contract, IRA or qualified retirement plan allocated to the applicable Portfolio (hereinafter “Portfolio Value”). The Guarantee Benefit Fee is in addition to the fees and expenses of the applicable Portfolio. Prior to the Guarantee Trigger Date, the Guarantee Benefit Fee will not be charged. For each Portfolio, the Guarantee Benefit Fee will begin to be assessed on the Guarantee Trigger Date for that Portfolio. The Guarantee Benefit Fee is equal to 1/12 of the current annual fee multiplied by your Portfolio Value. The Guarantee Benefit Fee is assessed monthly in arrears by automatically redeeming shares of the Portfolio.

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The Guarantee Benefit Fee and the frequency of deduction are subject to change upon 30 days written notice. The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of your Portfolio Value. Shares of the applicable Portfolio also will be automatically redeemed to cover the costs of any state premium taxes relating to the Guarantee. Please refer to the Guarantee prospectus or disclosure statement, as applicable, for detailed information including fee and eligibility criteria. The redemption or exchange of all your shares of a Portfolio automatically cancels your Guarantee and all of the benefits of the Guarantee. GWL&A also may terminate the Guarantee under other circumstances. For IRAs, GWL&A issues the Guarantee to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For qualified retirement plans, GWL&A issues the Guarantee to the plan sponsor to provide a lifetime withdrawal benefit for plan participants. GWL&A does not issue the Guarantee to MCM or the Portfolios, so the Guarantee does not guarantee the investment performance of any Portfolio. Please see the Guarantee prospectus or disclosure statement for complete information regarding the Guarantee.

Principal Investment Strategies

The principal investment strategies of the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Each Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, the year designated in the name of the Portfolio (which is assumed to be at age 65). Each Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to the year designated in the name of the Portfolio, each Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time until the Guarantee Trigger Date, each Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Once a Portfolio reaches its Guarantee Trigger Date, the asset allocation between equity and fixed-income investments is anticipated to become relatively static, subject to any revisions to the asset classes, asset allocations, and Underlying Portfolios made by MCM. After its Guarantee Trigger Date, it is anticipated that each Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

For each Portfolio, MCM establishes an anticipated allocation among different broad asset classes based on the year designated in the name of the Portfolio. MCM has engaged Ibbotson Associates, Inc., a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting services to MCM in connection with the development and periodic review of the Portfolios’ allocations. However, MCM ultimately has sole responsibility for determining each Portfolio's asset class allocations and its investments in Underlying Portfolios. Within each anticipated asset class allocation, MCM selects the Underlying Portfolios and the percentage of the Portfolio’s assets that will be allocated to each such Underlying Portfolio. MCM uses its proprietary investment process for selecting the Underlying Portfolios in which the Portfolio invests. Most, if not all, of the Underlying Portfolios in which the Portfolios invest are Index Portfolios that are designed to track the performance of a specified securities index. The Portfolios follow an approach of investing primarily in Index Portfolios that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.

Each Portfolio may also invest in the GWL&A Contract for allocations to the short-term income/cash asset class. If a Portfolio invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Portfolio. The GWL&A Contract has a stable principal value and will pay each Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed nature of the GWL&A Contract, the Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Portfolio’s performance may be adversely affected

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by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Portfolio’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

The following table demonstrates, under normal circumstances, how each Portfolio currently expects (as of the date of this Prospectus) to allocate among equity and fixed income Underlying Portfolios. Please note that each Portfolio’s allocations between equity and fixed-income Underlying Portfolios will change over time as further described in this Prospectus.

Portfolio	Equity Fund Allocation	Fixed Income Fund Allocation
Maxim SecureFoundationSM Lifetime 2015 Portfolio	50-70%	30-50%
Maxim SecureFoundationSM Lifetime 2020 Portfolio	50-70%	30-50%
Maxim SecureFoundationSM Lifetime 2025 Portfolio	60-80%	20-40%
Maxim SecureFoundationSM Lifetime 2030 Portfolio	70-90%	10-30%
Maxim SecureFoundationSM Lifetime 2035 Portfolio	70-95%	5-30%
Maxim SecureFoundationSM Lifetime 2040 Portfolio	70-95%	5-30%
Maxim SecureFoundationSM Lifetime 2045 Portfolio	75-95%	5-25%
Maxim SecureFoundationSM Lifetime 2050 Portfolio	75-98%	2-25%
Maxim SecureFoundationSM Lifetime 2055 Portfolio	75-98%	2-25%

The following table shows the approximate allocation for the various asset classes and the Underlying Portfolios in which each of the following Portfolios are expected to invest as of the date of this Prospectus.

Asset Class (Underlying Portfolios)	2015 Portfolio	2020 Portfolio	2025 Portfolio	2030 Portfolio	2035 Portfolio
Large Blend	34.8%	34.8%	39.6%	43.5%	45.4%
Maxim S&P 500® Index Portfolio*
Small Blend	7.9%	7.9%	9.7%	11.5%	12.9%
Maxim Index 600 Portfolio
International Large Blend	16.6%	16.6%	20.8%	25.2%	28.8%
Maxim MSCI EAFE® Index Portfolio**
Intermediate-Term Bond	35.1%	35.1%	26.8%	18.4%	12.4%
Maxim Bond Index Portfolio
Short-Term Income/Cash	5.6%	5.6%	3.1%	1.4%	0.5%
GWL&A Contract

Asset Class (Underlying Portfolios)	2040 Portfolio	2045 Portfolio	2050 Portfolio	2055 Portfolio
Large Blend	45.2%	43.9%	42.3%	40.5%
Maxim S&P 500® Index Portfolio*
Small Blend	13.8%	14.3%	14.7%	15.0%
Maxim Index 600 Portfolio
International Large Blend	31.3%	33.2%	34.9%	36.5%
Maxim MSCI EAFE® Index Portfolio**
Intermediate-Term Bond	9.6%	8.6%	8.1%	8.0%
Maxim Bond Index Portfolio
Short-Term Income/Cash	0.1%	0.0%	0.0%	0.0%
GWL&A Contract

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* “S&P 500® ” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by GWL&A. The Portfolios not sponsored, endorsed, sold or promoted by Standard & Poor’s, Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios, and Standard & Poor’s is not an affiliate or a sponsor of the Fund, the Portfolios or MCM. The S&P 500® is sponsored by Standard & Poor's, which is responsible for determining which stocks are represented in the index. Standard & Poor’s is not responsible for and does not participate in the operation or management of the Portfolios, nor does it guarantee the accuracy or completeness of the index or the data therein. Inclusion of a stock in the index does not imply that it is a good investment.

** The MSCI EAFE® Index is a registered trademark of Morgan Stanley Capital International, Inc (“MSCI”). The Portfolios are not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI EAFE® Index. The MSCI EAFE® Index is the exclusive property of MSCI and has been licensed for use by GWL&A.

Each Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. Rebalancing generally occurs on the 20th day of each month (unless that day is not a business day in which case rebalancing will be effected on the next business day). Changes in Underlying Portfolios, if deemed necessary by MCM, will generally be made on the monthly rebalancing date. To reduce market risks associated with replacement of Underlying Portfolios, MCM may effect the replacement over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Portfolios and purchasing shares of other Underlying Portfolios. As a result of the monthly rebalancing, expenses relating to redemption fees, if applicable, may be incurred at the Underlying Portfolio level.

MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM will make changes to these allocations from time to time as appropriate to the individual strategies of each Portfolio and in order to help achieve each Portfolio’s investment objective. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time without approval or notice to shareholders. Accordingly, the Portfolios will not necessarily invest in the Underlying Portfolios listed above, and may invest in Underlying Portfolios not listed above. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives.

The Underlying Portfolios may include mutual funds that are directly advised by MCM, mutual funds that are sub-advised by unaffiliated sub-advisers retained by MCM, mutual funds that are advised by an affiliate of MCM, and mutual funds that are advised by unaffiliated investment advisers.

Information regarding the Underlying Portfolios is available in the applicable Underlying Portfolio’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Portfolios. The prospectus and statement of additional information for each of the Underlying Portfolios is available on the SEC’s website at http://www.sec.gov.

The following chart illustrates the Portfolios’ approximate asset allocation among U.S. equity, foreign equity, fixed-income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolios’ neutral allocations (without any tactical adjustments by MCM). The Portfolios’ actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change allocations or deviate from the allocation at any time without approval or notice to shareholders.

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Each Portfolio’s investment objective and principal investment strategies are non-fundamental and can be changed without shareholder notice or approval.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Fund-of-Funds Structure Risk

•

Since the Portfolios invest directly in the Underlying Portfolios, all risks associated with the Underlying Portfolios apply to the Portfolios. To the extent a Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Portfolios. As a result, over the long-term the Portfolios’ ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the Underlying Portfolios.

•

The ability of the Portfolios to achieve their investment objectives depends on MCM’s skill in selecting the asset classes and the mix of Underlying Portfolios. There is the risk that MCM’s evaluations and assumptions regarding the asset classes and Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolios are classified as non-diversified which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolios’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of the Portfolios’ investments among the Underlying Portfolios. MCM is subject to conflicts of interest because MCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Portfolios, and because the fees paid to MCM (or its affiliates) by certain of the Underlying Portfolios (or their affiliates) may be higher than fees paid by other of the Underlying Portfolios and the Portfolios. Other funds with similar investment objectives may perform better or worse than the Underlying Portfolios. MCM also may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Portfolios. These large purchases or redemptions could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolios.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

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Equity Securities Risk - The Underlying Portfolios’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more the Portfolios allocate to Underlying Portfolios that invest in equity securities, the greater the expected risk.

Small and Large Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Because small size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Portfolios to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio’s investments and investment performance may also be more volatile when the Underlying Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - The Underlying Portfolios’ investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Tracking a Benchmark Index Risk - Most, if not all, of the Underlying Portfolios in which the Portfolios invests are Index Portfolios. Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. It is possible that an Index Portfolio could have poor investment results even if it is tracking closely the return of the benchmark index, because the adverse performance of

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a particular security in the index normally will not result in eliminating the security from the Index Portfolio. In addition, several factors will affect an Index Portfolio’s ability to precisely track the performance of the benchmark index. For example, unlike the index, which is an unmanaged group of securities, Index Portfolios have operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Index Portfolios’ total return. In addition, an Index Portfolio may own less than all the securities of its benchmark index, which also may cause a variance between the performance of the Index Portfolio and its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Portfolio’s value or prevent an Underlying Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time. When an Underlying Portfolio invests in non-investment grade fixed-income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Derivatives Risk - An Underlying Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps.

An Underlying Portfolio may use derivatives for any of the following purposes: as a substitute for buying or selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Underlying Portfolio’s return as a non-hedging strategy that may be considered speculative.

A derivative contract would obligate or entitle an Underlying Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

You should be aware that the Portfolios are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Portfolio in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Risks Associated with the Guarantee

In addition to risks related to the Portfolios, investors who allocate account value to the Portfolios will be subject to certain risks associated with the Guarantee, which are described in more detail in the Guarantee prospectus or disclosure statement, and include, but are not limited to, the following:

•

Depending on your pattern of share redemptions, your lifespan and the applicable Portfolio’s investment performance, and other variables, there is a possibility that no benefits may be payable under the Guarantee.

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•

The exchange or redemption of Portfolio shares negatively affects the account value to which the Guarantee applies. Therefore, exchanges or redemptions of Portfolio shares adversely affect the benefit under the Guarantee.

•

The Guarantee is currently only available to IRA custodians or trustees and to plan sponsors of certain qualified retirement plans. You may lose the benefit of the Guarantee if, for example, the annuity contract pursuant to which the Guarantee is issued terminates, your IRA terminates, you change your IRA provider, you change your qualified retirement plan record keeper, or the sponsor of your qualified retirement plan makes changes to the contract, the plan or the plan’s record keeper.

•

GWL&A reserves the right to change the Guarantee Benefit Fee up to a maximum annual rate of 1.5% of the account value allocated to the applicable Portfolio upon 30 days written notice. GWL&A also reserves the right to change the frequency of deduction of the Guarantee Benefit Fee upon 30 days written notice.

•	The Guarantee may be terminated under certain circumstances unrelated to any action or inaction by you.
•	Any payments under the Guarantee depend on GWL&A’s long-term ability to make such payments.
•	There may be tax consequences associated with the Guarantee.

For additional information regarding the Guarantee, please see the Guarantee prospectus or disclosure statement, as applicable.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Underlying Portfolios

By owning shares of Underlying Portfolios, each of the Portfolios indirectly invests, to varying degrees, in securities held by the Underlying Portfolios. The securities in which the Underlying Portfolios may invest include, but are not limited to, U.S. and international equity securities, U.S. fixed-income securities, derivatives, and short-term investments. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Portfolios, including their associated risks. Additional information is provided in the SAI, which is available upon request, and in the prospectuses of the Underlying Portfolios.

Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

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Small Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, an investment adviser or sub-adviser when making a decision to purchase a security for an Underlying Portfolio may not be aware of some problems associated with the company issuing the security.

Fixed-Income Securities

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. In addition to bonds, debt securities include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Foreign Securities

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. Foreign countries,

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especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

Certain of the Underlying Portfolios may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser of an Underlying Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

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Portfolios Designed to Track a Benchmark Index

Certain of the Underlying Portfolios are not actively managed, but are designed to track the performance of specified benchmarks (sometimes referred to in this Prospectus as “Index Portfolios”).

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
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Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of an Index Portfolio will generally decline when the performance of its benchmark index declines. Because each Index Portfolio may track an index before fees and expenses, the Index Portfolio may not purchase other securities that may help offset declines in an index. In addition, because an Index Portfolio may not hold all issues included in an index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of an Index Portfolio may fail to match the performance of its benchmark index, after taking expenses into account. It is not possible to invest directly in an index.

Money Market Instruments

Certain Underlying Portfolios may invest in money market instruments. Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include: Treasury bills and notes, which are securities issued by the U.S. Government; commercial paper, which is a promissory note issued by a company; bankers’ acceptances; which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of the Underlying Portfolios’ shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

Each Portfolio and each Underlying Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by the applicable Portfolio’s investment adviser or sub-adviser. Each Portfolio and each non-money market Underlying Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the applicable Underlying Portfolio’s adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio or an Underlying Portfolio take this action, it may not achieve its investment objective.

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Other Risk Factors Associated with the Portfolios

As a mutual fund, the Portfolios are subject to market risk. The value of each Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Portfolios.

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolios and the Underlying Portfolios. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on an Underlying Portfolio’s investments and negatively impact an Underlying Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Underlying Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Portfolio’s and an Underlying Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ and Underlying Portfolios’ investment holdings.

There is no guarantee that the Portfolios or any Underlying Portfolio will achieve their objectives. The Portfolios should not be considered to be a complete solution to the retirement needs of investors. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios’ investment limitations and more detailed information about their investment policies and practices are contained in the SAI.

More Information About the Portfolios’ Fees and Expenses

With respect to each Portfolio, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolios. Since the Portfolios pursue their investment objectives by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the applicable Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolios or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Portfolios.

Underlying Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Portfolios

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would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Portfolios also would remain subject to any distribution (Rule 12b-1) fees associated with shares of unaffiliated Underlying Portfolios. However, the Portfolios will not purchase any class of shares of affiliated Underlying Portfolios that imposes a Rule 12b-1 fee. The Portfolios also will not invest in shares of Underlying Portfolios that are sold with a contingent deferred sales charge.

The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. Acquired Fund (Underlying Portfolio) Fees and Expenses may be higher if the Portfolios invests in select classes of unaffiliated Underlying Portfolios that have a Rule 12b-1 fee. Additionally, certain Underlying Portfolios may charge a redemption fee on any shares redeemed within a certain amount of time after purchase by the Portfolios.

Because the Portfolios either began operations on November 13, 2009 or had not commenced operations prior to the date of this Prospectus, the Acquired Fund (Underlying Portfolio) Fees and Expenses are estimated annualized expense ratios of the Underlying Portfolios based on (i) an estimated allocation among Underlying Portfolios for the current fiscal year, and (ii) the historical (net) expense ratio of the Underlying Portfolios based on their most recent fiscal period ended on or before December 31, 2009.

Shareholder Information

Investing in the Portfolios

Shares of the Portfolios are not for sale directly to the public. Currently, the Fund may sell shares of the Portfolios to separate accounts of GWL&A to fund benefits under certain variable insurance contracts. The Fund may also sell shares of the Portfolios to IRA custodians or trustees and to plan sponsors of certain qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging a Portfolio’s shares is the net asset value of that Portfolio. Each Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that a Portfolio’s (or Underlying Portfolio’s) assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s (or Underlying Portfolio’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s (or Underlying Portfolio’s) assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

We calculate a separate net asset value for each class of shares of the Portfolios. We determine net asset value by dividing net assets of each Portfolio’s share class (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

Each Portfolio values its shares of the Underlying Portfolios at the Underlying Portfolio's respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Portfolio net asset values are not readily available, each Portfolios values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

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Because each Portfolio is primarily invested in shares of Underlying Portfolios, a Portfolio’s net asset value is based primarily on the net asset value of the Underlying Portfolios in which it invests. The prospectuses for the Underlying Portfolios explain how the Underlying Portfolios calculate net asset value, and the circumstances under which the Underlying Portfolios may use fair value pricing.

Purchasing and Redeeming Shares

If you purchase shares of a Portfolio, you are required to purchase the Guarantee. However, the Guarantee does not go into effect until the Guarantee Trigger Date applicable to that Portfolio. If you purchase shares of a Portfolio prior to the applicable Guarantee Trigger Date, you will not be deemed to have purchased the Guarantee until the Guarantee Trigger Date for that Portfolio. All share purchase and redemption policies herein are subject to the administrative rules under the Guarantee, which are outlined in the Guarantee prospectus or disclosure statement, as applicable. Please see the Guarantee prospectus or disclosure statement, as applicable, with respect to the effect share redemptions may have on the benefits under your Guarantee and the effect the redemption of shares of a Portfolio may have on your ability to purchase additional shares of the Portfolio.

The Guarantee Benefit Fee is currently 0.90% on an annual basis of your Portfolio Value. The Guarantee Benefit Fee is in addition to the fees and expenses of the applicable Portfolio. The Guarantee Benefit Fee is equal to 1/12 of the current annual fee multiplied by your Portfolio Value. The Guarantee Benefit Fee is assessed monthly in arrears by automatically redeeming shares of the Portfolio. The Guarantee Benefit Fee and the frequency of deduction are subject to change upon 30 days written notice. The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of your Portfolio Value. Shares of the applicable Portfolio also will be automatically redeemed to cover the cost of any state premium taxes relating to the Guarantee. Please refer to the Guarantee prospectus or disclosure statement, as applicable, for detailed information including fee and eligibility criteria. The redemption or exchange of all your shares of a Portfolio automatically cancels your Guarantee and all of the benefits of the Guarantee. Following cancellation of the Guarantee, additional purchases of shares of a Portfolio are not permitted for a period of 90 days following the cancellation. The foregoing restriction does not apply to automatic payroll contributions, qualified rollovers, loan repayments, or additional purchases with dividend and capital gains distributions. After cancellation of the Guarantee, any accepted contribution to the Portfolio shall be deemed to be a re-election of the Guarantee.

The Guarantee may be available with other portfolios of the Fund. The purchase or redemption of shares of a Portfolio does not affect the Guarantee associated with any other portfolio of the Fund. Likewise, the purchase or redemption of shares of other portfolios of the Fund with which the Guarantee is available does not affect the Guarantee associated with a Portfolio. For IRAs, GWL&A issues the Guarantee to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For qualified retirement plans, GWL&A issues the Guarantee to the plan sponsor to provide a lifetime withdrawal benefit for plan participants. GWL&A does not issue the Guarantee to MCM or the Portfolios, so the Guarantee does not guarantee the investment performance of any Portfolio. Please see the Guarantee prospectus or disclosure statement for complete information regarding the Guarantee.

Once you begin making Guaranteed Annual Withdrawals, as defined in the Guarantee prospectus or disclosure statement, as applicable, additional purchases of shares of the Portfolio are not permitted. Also, initial purchases of shares of the Portfolio are not permitted once the variable insurance contract owner, IRA owner, or qualified retirement plan participant reaches the age of 85. Please refer to the Guarantee prospectus or disclosure statement, as applicable, for detailed information on purchase restrictions.

Following the redemption of any shares of a Portfolio after the Guarantee Trigger Date, other than the redemption of shares to pay the Guarantee Benefit Fee, additional purchases of shares of a Portfolio are not permitted for a period of 90 days following the redemption. The foregoing restriction does not apply to automatic payroll contributions, qualified rollovers, loan repayments, or additional purchases with dividend and capital gains distributions.

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Variable insurance contract owners and participants in qualified retirement plans will not deal directly with the Portfolios regarding the purchase or redemption of Portfolio shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolios through GWL&A. Please contact your registered representative or qualified retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Portfolios.

Each Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

Participants in qualified retirement plans and IRA owners whose plan or IRA purchased shares of the Portfolios on their behalf may, in accordance with the applicable IRA or qualified retirement plan rules, exchange shares of the Portfolios.

Please see the Guarantee prospectus or disclosure statement, as applicable, with respect to the effect redemptions or exchanges may have on the benefits under your Guarantee. The redemption or exchange of all shares of a Portfolio automatically cancels your Guarantee.

A Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Shares of the Portfolios

The Portfolios are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners and other qualified retirement plan participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly

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liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, and qualified retirement plans (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into a Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if a Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, and variable insurance contracts. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolios.

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We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Portfolios. The prospectuses for the Underlying Portfolios explain the Underlying Portfolios’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Portfolios.

Tax Consequences

The Portfolios intend to qualify as “regulated investment companies” under Subchapter M of the Code. The Portfolios intend to distribute all of their net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolios are currently not subject to tax. It is possible the Portfolios could lose this favorable tax treatment if they does not meet certain requirements of the Code. If the Portfolios do not meet those tax requirements and becomes a taxable entity, the Portfolios would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolios.

Tax consequences of your investment in the Portfolios depend on the provisions of the variable insurance contract through which you invest in the Portfolios or the terms of your IRA or qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, or qualified retirement plan.

Effect of Foreign Taxes

Dividends and interest received by the Underlying Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolios have three classes of shares, Class G, Class G1 and Class L. Each class is identical except that Class G1 and Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class G1 Distribution Plan

The Portfolios have adopted a distribution or “Rule 12b-1” plan for their Class G1 shares. The plan allows the Class G1 shares of the Portfolios to compensate GWFS Equities, Inc., (the “Distributor”), for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class G1 shares of the Portfolios and/or for providing or arranging for the provision of services to the Portfolios’ Class G1 shareholders (including sponsors of qualified retirement plans).

The distribution plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class G1 shares of the Portfolio). Because these fees are paid out of Class G1’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Class L Distribution Plan

The Portfolios have adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolios to compensate the Distributor for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolios and/or for providing or arranging for the provision of services to the Portfolios’ Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolios). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Fund’s Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolios attributable to IRA owners, qualified retirement plans, and variable insurance contracts owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolios instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolios. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolios) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolios or affiliated funds. Your financial intermediary may

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charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services. With respect to fund-of-funds, such as the Portfolios, the 0.35% fee applies only to assets invested in Underlying Portfolios that are series of the Fund.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of each Portfolio’s performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of each Portfolio’s Class G and G1 shares for the past five years, or, if shorter, the period of each Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Class G or Class G1) share. No financial information is presented for the Maxim SecureFoundation Lifetime 2020, 2030, 2040 and 2050 Portfolios, which had not commenced operations as of the date of this Prospectus. Also, no financial information is presented for the Portfolios’ Class L shares, which had not commenced operations as of the date of this Prospectus.

Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products, IRAs, or qualified retirement plans. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolios’ Annual Report, which is available upon request.

[Financial highlights for the Maxim SecureFoundation Lifetime 2015, 2025, 2035, 2045 and 2055 Portfolios to be filed by amendment.]

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios’ investments will be available in the Annual and Semi-Annual Reports to shareholders for the Portfolios. In the Annual Report for the Portfolios, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year. Semi-Annual Reports for the Portfolios include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolios, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

61

MAXIM SERIES FUND, INC.

Maxim Lifetime 2015 Portfolio I Class T Ticker: MXLTX Class T1 Ticker: MXLUX	Maxim Lifetime 2035 Portfolio III Class T Ticker: MXKLX Class T1 Ticker: MXLLX
Maxim Lifetime 2015 Portfolio II Class T Ticker: MXLVX Class T1 Ticker: MXLWX	Maxim Lifetime 2045 Portfolio I Class T Ticker: MXMLX Class T1 Ticker: MXNLX
Maxim Lifetime 2015 Portfolio III Class T Ticker: MXLYX Class T1 Ticker: MXLZX	Maxim Lifetime 2045 Portfolio II Class T Ticker: MXOLX Class T1 Ticker: MXPLX
Maxim Lifetime 2025 Portfolio I Class T Ticker: MXALX Class T1 Ticker: MXBLX	Maxim Lifetime 2045 Portfolio III Class T Ticker: MXQLX Class T1 Ticker: MXRLX
Maxim Lifetime 2025 Portfolio II Class T Ticker: MXCLX Class T1 Ticker: MXDLX	Maxim Lifetime 2055 Portfolio I Class T Ticker: MXSLX Class T1 Ticker: MXTLX
Maxim Lifetime 2025 Portfolio III Class T Ticker: MXELX Class T1 Ticker: MXFLX	Maxim Lifetime 2055 Portfolio II Class T Ticker: MXULX Class T1 Ticker: MXVLX
Maxim Lifetime 2035 Portfolio I Class T Ticker: MXGLX Class T1 Ticker: MXHLX	Maxim Lifetime 2055 Portfolio III Class T Ticker: MXWLX Class T1 Ticker: MXXLX
Maxim Lifetime 2035 Portfolio II Class T Ticker: MXILX Class T1 Ticker: MXJLX

(the “Portfolio(s)”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes 15 of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. Each Portfolio has three classes of shares – Class T, Class T1 and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolios.

Each Portfolio provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date), risk tolerance, and personal objectives. Each Portfolio is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Portfolios”.

The Fund may sell shares of the Portfolios to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians and trustees, to plan sponsors of qualified retirement plans, and to college savings programs. Therefore, you cannot purchase shares of the Portfolios directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about the Portfolios that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is December     , 2010

Portfolio Summaries

Maxim Lifetime 2015 Portfolio I

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2015, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.73%	0.73%	0.73%
Total Annual Portfolio Operating Expenses[1]	0.85%	0.95%	1.10%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2015 Portfolio I	1 Year	3 Years	5 Years	10 Years
Class T	$87	$271	$471	$1,049
Class T1	$97	$303	$526	$1,166
Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 18.01% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2015 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2015, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 30-50% of its net assets in Underlying Portfolios that invest primarily in equity securities and 50-70 % of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio I series are generally expected to pursue a more conservative allocation strategy relative to the Portfolio II or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	3.96%	International Large Blend	3.45%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	1.56%
Large Blend	7.20%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	3.26%	Diversified Emerging Markets	1.70%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	2.00%	Intermediate-Term Bond	27.37%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	3.10%	High Yield Bond	7.00%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	1.10%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	6.80%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	1.00%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	10.80%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	1.80%	Real Estate	5.00%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y

Small Growth	0.80%	Global Real Estate	2.10%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	8.10%
International Large Value	1.90%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2015 Portfolio II

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2015, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.73%	0.73%	0.73%
Total Annual Portfolio Operating Expenses[1]	0.85%	0.95%	1.10%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2015 Portfolio II	1 Year	3 Years	5 Years	10 Years
Class T	$87	$271	$471	$1,049
Class T1	$97	$303	$526	$1,166
Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 104.47% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2015 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2015, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 40-60% of its net assets in Underlying Portfolios that invest primarily in equity securities and 40-60% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio II series are generally expected to pursue a more moderate allocation strategy relative to the Portfolio I or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	5.20%	International Large Blend	4.55%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	2.06%
Large Blend	9.45%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	4.26%	Diversified Emerging Markets	2.30%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	2.66%	Intermediate-Term Bond	22.76%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	4.05%	High Yield Bond	5.70%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	1.40%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	5.60%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio

Small Value	1.30%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	9.00%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	2.35%	Real Estate	5.00%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	1.06%	Global Real Estate	2.10%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	6.70%
International Large Value	2.50%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets.

Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2015 Portfolio III

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2015, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.64%	0.64%	0.64%
Total Annual Portfolio Operating Expenses[1]	0.76%	0.86%	1.01%

[1]  The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2015 Portfolio III	1 Year	3 Years	5 Years	10 Years
Class T	$78	$243	$422	$942
Class T1	$88	$274	$477	$1,061
Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 64.50% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2015 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2015, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio III series are generally expected to pursue a more aggressive allocation strategy relative to the Portfolio I or Portfolio II series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	6.70%	International Large Blend	5.85%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio

MFS Value Fund A		International Large Growth	2.66%
Large Blend	12.15%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	5.46%	Diversified Emerging Markets	2.90%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	3.40%	Intermediate-Term Bond	17.26%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	5.20%	High Yield Bond	4.30%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	1.80%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	4.30%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	1.66%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	6.80%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	3.00%	Real Estate	5.00%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	1.36%	Global Real Estate	2.10%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	5.00%
International Large Value	3.20%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus and as of January 20, 2011. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2025 Portfolio I

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2025, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.76%	0.76%	0.76%
Total Annual Portfolio Operating Expenses[1]	0.88%	0.98%	1.13%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2025 Portfolio I	1 Year	3 Years	5 Years	10 Years
Class T	$90	$281	$488	$1,084
Class T1	$100	$312	$542	$1,201
Class L	$xxx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 24.28% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2025, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio I series are generally expected to pursue a more conservative allocation strategy relative to the Portfolio II or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	5.50%	International Large Blend	5.65%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	2.56%
Large Blend	10.00%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	4.50%	Diversified Emerging Markets	3.30%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	2.80%	Intermediate-Term Bond	23.37%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	4.30%	High Yield Bond	5.90%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	1.50%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	6.50%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	1.66%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	4.80%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	3.00%	Real Estate	4.30%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	1.36%	Global Real Estate	2.30%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	3.60%
International Large Value	3.10%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract
The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2025 Portfolio II

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2025, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.88%	0.88%	0.88%
Total Annual Portfolio Operating Expenses[1]	1.00%	1.10%	1.25%

1   The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2025 Portfolio II	1 Year	3 Years	5 Years	10 Years
Class T	$102	$318	$552	$1,225
Class T1	$112	$350	$606	$1,340
Class L	$xxx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 14.49% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2025, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 60-80% of its net assets in Underlying Portfolios that invest primarily in equity securities and 20-40% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio II series are generally expected to pursue a more moderate allocation strategy relative to the Portfolio I or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	7.10%	International Large Blend	7.35%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	3.30%
Large Blend	12.90%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	5.80%	Diversified Emerging Markets	4.20%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	3.60%	Intermediate-Term Bond	15.97%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	5.55%	High Yield Bond	4.00%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	1.96%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	4.30%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	2.10%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	3.20%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	3.85%	Real Estate	4.30%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	1.76%	Global Real Estate	2.30%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	2.40%
International Large Value	4.06%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2025 Portfolio III

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2025, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.67%	0.67%	0.67%
Total Annual Portfolio Operating Expenses[1]	0.79%	0.89%	1.04%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2025 Portfolio III	1 Year	3 Years	5 Years	10 Years
Class T	$81	$252	$439	$978
Class T1	$91	$284	$493	$1,096
Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 107.97% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2025, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-25% of its net assets in Underlying Portfolios that invest in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio III series are generally expected to pursue a more aggressive allocation strategy relative to the Portfolio I or Portfolio II series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	8.56%	International Large Blend	8.80%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	3.96%
Large Blend	15.55%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	7.00%	Diversified Emerging Markets	5.10%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	4.36%	Intermediate-Term Bond	8.74%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	6.70%	High Yield Bond	2.30%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	2.36%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	2.50%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	2.56%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	1.90%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	4.65%	Real Estate	4.30%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	2.10%	Global Real Estate	2.30%

Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	1.40%
International Large Value	4.86%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2035 Portfolio I

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2035, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.87%	0.87%	0.87%
Total Annual Portfolio Operating Expenses[1]	0.99%	1.09%	1.24%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2035 Portfolio I	1 Year	3 Years	5 Years	10 Years
Class T	$101	$315	$547	$1,213
Class T1	$111	$347	$601	$1,329
Class L	$xxx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 8.97% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2035, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 60-90% of its net assets in Underlying Portfolios that invest primarily in equity securities and 10-40% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio I series are generally expected to pursue a more conservative allocation strategy relative to the Portfolio II or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	7.20%	International Large Blend	8.65%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	3.90%
Large Blend	12.75%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	5.90%	Diversified Emerging Markets	5.70%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	3.66%	Intermediate-Term Bond	14.70%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	5.60%	High Yield Bond	3.70%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	1.96%	Maxim Putnam High Yield Bond Portfolio

Wells Fargo Advantage Common Stock Fund A		Global Bond	4.40%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	2.56%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	1.00%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	4.60%	Real Estate	3.70%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	2.06%	Global Real Estate	2.40%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	0.80%
International Large Value	4.76%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2035 Portfolio II

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2035, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.89%	0.89%	0.89%
Total Annual Portfolio Operating Expenses[1]	1.01%	1.11%	1.26%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2035 Portfolio II	1 Year	3 Years	5 Years	10 Years
Class T	$103	$322	$558	$1,236
Class T1	$113	$353	$612	$1,352
Class L	$xxx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 12.83% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2035, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-30% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio II series are generally expected to pursue a more moderate allocation strategy relative to the Portfolio I or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	8.40%	International Large Blend	10.10%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	4.56%
Large Blend	15.20%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I

Large Growth	6.86%	Diversified Emerging Markets	6.60%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	4.26%	Intermediate-Term Bond	7.70%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	6.55%	High Yield Bond	1.90%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	2.30%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	2.30%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	2.96%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	0.50%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	5.35%	Real Estate	3.70%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	2.40%	Global Real Estate	2.40%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	0.40%
International Large Value	5.56%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustrations to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2035 Portfolio III

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2035, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.71%	0.71%	0.71%
Total Annual Portfolio Operating Expenses[1]	0.83%	0.93%	1.08%

[1] The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2035 Portfolio III	1 Year	3 Years	5 Years	10 Years
Class T	$85	$265	$460	$1,025
Class T1	$95	$296	$515	$1,143
Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 26.97% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2035, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 80-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-20% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio III series are generally expected to pursue a more aggressive allocation strategy relative to the Portfolio I or Portfolio II series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	9.06%	International Large Blend	10.90%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	4.90%
Large Blend	16.13%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	7.40%	Diversified Emerging Markets	7.20%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	4.60%	Intermediate-Term Bond	3.90%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	7.05%	High Yield Bond	1.00%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	2.46%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	1.20%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	3.20%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	0.30%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	5.80%	Real Estate	3.70%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	2.60%	Global Real Estate	2.40%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	0.20%
International Large Value	6.00%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2045 Portfolio I

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2045, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.10%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.94%	0.94%	0.94%
Total Annual Portfolio Operating Expenses[1]	1.06%	1.16%	1.31%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2045 Portfolio I	1 Year	3 Years	5 Years	10 Years
Class T	$108	$337	$585	$1,294
Class T1	$118	$368	$638	$1,409
Class L	$xxx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 24.95% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2045, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 65-90% of its net assets in Underlying Portfolios that invest primarily in equity securities and 10-35% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio I series are generally expected to pursue a more conservative allocation strategy relative to the Portfolio II or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	7.46%	International Large Blend	10.30%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	4.66%
Large Blend	13.39%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	6.10%	Diversified Emerging Markets	7.70%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	3.76%	Intermediate-Term Bond	10.30%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	5.80%	High Yield Bond	2.60%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	2.06%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	3.50%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	3.06%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	0.00%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	5.55%	Real Estate	3.10%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	2.50%	Global Real Estate	2.50%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	0.00%
International Large Value	5.66%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by

MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2045 Portfolio II

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2045, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.99%	0.99%	0.99%
Total Annual Portfolio Operating Expenses[1]	1.11%	1.21%	1.36%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2045 Portfolio II	1 Year	3 Years	5 Years	10 Years
Class T	$113	$353	$612	$1,352
Class T1	$123	$384	$665	$1,466
Class L	$xxx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 22.29% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2045, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The

Portfolio currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio II series are generally expected to pursue a more moderate allocation strategy relative to the Portfolio I or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	8.20%	International Large Blend	11.35%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	5.10%
Large Blend	14.75%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	6.70%	Diversified Emerging Markets	8.50%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	4.16%	Intermediate-Term Bond	5.40%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	6.40%	High Yield Bond	1.30%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	2.26%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	1.80%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	3.36%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	0.00%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	6.10%	Real Estate	3.10%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	2.76%	Global Real Estate	2.50%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	0.00%
International Large Value	6.26%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2045 Portfolio III

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2045, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.75%	0.75%	0.75%
Total Annual Portfolio Operating Expenses[1]	0.87%	0.97%	1.12%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2045 Portfolio III	1 Year	3 Years	5 Years	10 Years
Class T	$89	$278	$482	$1,073
Class T1	$99	$309	$536	$1,190
Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 15.17% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2045, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 85-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-15% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio III series are generally expected to pursue a more aggressive allocation strategy relative to the Portfolio I or Portfolio II series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	8.50%	International Large Blend	11.80%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	5.30%
Large Blend	15.43%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	6.96%	Diversified Emerging Markets	8.90%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	4.30%	Intermediate-Term Bond	3.20%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	6.60%	High Yield Bond	0.80%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	2.30%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	1.10%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	3.50%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	0.00%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	6.35%	Real Estate	3.10%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	2.86%	Global Real Estate	2.50%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	0.00%

International Large Value	6.50%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2055 Portfolio I

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2055, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.85%	0.85%	0.85%
Total Annual Portfolio Operating Expenses[1]	0.97%	1.07%	1.22%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2055 Portfolio I	1 Year	3 Years	5 Years	10 Years
Class T	$99	$309	$536	$1,190
Class T1	$109	$340	$590	$1,306
Class L	$xxx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 20.38% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2055, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 65-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-35% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio I series are generally expected to pursue a more conservative allocation strategy relative to the Portfolio II or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	7.00%	International Large Blend	11.10%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	5.00%
Large Blend	12.68%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	5.70%	Diversified Emerging Markets	9.40%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	3.56%	Intermediate-Term Bond	9.10%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	5.45%	High Yield Bond	2.30%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	1.90%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	3.70%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	3.76%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	0.00%

Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	5.95%	Real Estate	2.60%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	2.20%	Global Real Estate	2.50%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	0.00%
International Large Value	6.10%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2055 Portfolio II

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2055, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.86%	0.86%	0.86%
Total Annual Portfolio Operating Expenses[1]	0.98%	1.08%	1.23%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a

5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2055 Portfolio II	1 Year	3 Years	5 Years	10 Years
Class T	$100	$312	$542	$1,201
Class T1	$110	$343	$595	$1,317
Class L	$xxx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 6.32% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2055, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio II series are generally expected to pursue a more moderate allocation strategy relative to the Portfolio I or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	7.60%	International Large Blend	12.10%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	5.46%
Large Blend	13.76%	Maxim MFS International Growth Portfolio
Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	6.20%	Diversified Emerging Markets	10.30%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	3.86%	Intermediate-Term Bond	4.80%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio

Mid Blend	5.90%	High Yield Bond	1.20%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	2.06%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	2.00%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	4.10%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	0.00%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	6.50%	Real Estate	2.60%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	2.40%	Global Real Estate	2.50%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	0.00%
International Large Value	6.66%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Maxim Lifetime 2055 Portfolio III

Investment Objective

The Portfolio’s investment objective is to seek capital appreciation and income consistent with its current asset allocation. After 2055, the investment objective is to seek income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher. The expenses shown are for the fiscal year ended December 31, 2009. Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.71%	0.71%	0.71%
Total Annual Portfolio Operating Expenses[1]	0.83%	0.93%	1.08%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2055 Portfolio III	1 Year	3 Years	5 Years	10 Years
Class T	$85	$265	$460	$1,025
Class T1	$95	$296	$515	$1,143
Class L	$xx	$xxx	$xxx	$xxxx

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. From the Portfolio’s commencement of operations on May 1, 2009 through December 31, 2009, the Portfolio’s turnover rate was 7.23% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2055, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 85-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-15% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio III series are generally expected to pursue a more aggressive allocation strategy relative to the Portfolio I or Portfolio II series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Value	7.86%	International Large Blend	12.55%
Maxim T. Rowe Price Equity/Income Portfolio		Maxim MSCI EAFE® Index Portfolio
MFS Value Fund A		International Large Growth	5.66%
Large Blend	14.05%	Maxim MFS International Growth Portfolio

Maxim S&P 500® Index Portfolio		Invesco International Growth Fund I
Large Growth	6.46%	Diversified Emerging Markets	10.60%
American Century Growth Fund Inv		Invesco Developing Markets Fund I
Maxim Janus Large Cap Growth Portfolio		Oppenheimer Developing Markets Fund A
Mid Value	4.00%	Intermediate-Term Bond	3.00%
Goldman Sachs Mid Cap Value Fund A		Maxim Bond Index Portfolio
Perkins Mid Cap Value Fund S		Maxim Federated Bond Portfolio
Mid Blend	6.15%	High Yield Bond	0.80%
Maxim S&P MidCap 400® Index Portfolio		Metropolitan West High Yield Bond Fund M
Mid Growth	2.16%	Maxim Putnam High Yield Bond Portfolio
Wells Fargo Advantage Common Stock Fund A		Global Bond	1.20%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim Global Bond Portfolio
Small Value	4.26%	Oppenheimer International Bond Fund A
Allianz NFJ Small Cap Value Fund A		Inflation-Protected Bond	0.00%
Maxim Loomis Sayles Small-Cap Value Portfolio		American Century Inflation Adjusted Bond Fund Inv
Small Blend	6.75%	Real Estate	2.60%
Maxim Index 600 Portfolio		First American Real Estate Securities Portfolio Y
Small Growth	2.50%	Global Real Estate	2.50%
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Short-Term Income/Cash	0.00%
International Large Value	6.90%	Maxim Short Duration Bond Portfolio
Harbor International Fund Inv		Maxim Money Market Portfolio
Maxim Invesco ADR Portfolio		GWL&A Contract

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on May 1, 2009. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page      of this Prospectus.

Purchase and Sale of Portfolio Shares

Variable insurance contract owners, IRA owners, and participants in qualified retirement plans and college savings programs will not deal directly with the Portfolios regarding the purchase or redemption of Portfolio shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolios based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolios through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolios may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolios intend to qualify as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolios qualify as regulated investment companies and distribute their income as required by tax law, the Portfolios will not pay federal income taxes on dividends or capital gains. Currently, insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolios and their related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and other services. These payments may be a factor that an insurance company considers in including the Portfolios as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolios as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolios over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolios. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2009, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.4 billion. MCM and its affiliates have been providing investment management services since 1969.

The Portfolios are managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolios and works with the Asset Allocation Committee in developing and executing the Portfolios’ investment program. Mr. Corbett, Chairman and President of MCM and Executive Vice President, Chief Investment Officer of GWL&A, has provided advisory services for the Portfolios since inception in 2009. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolios.

Advisory Fees

For its services, with respect to each Portfolio, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the applicable Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolios shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class T1 and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010.

More Information About the Portfolios

Overview of the Portfolios

Each Portfolio is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Portfolios. Each Portfolio provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date), risk tolerance, and personal objectives. There are three risk profile options for each available year designated in the name of the Portfolio (“transition year”). The Portfolio I series are generally expected to pursue a more conservative allocation strategy relative to the Portfolio II or Portfolio III series. The Portfolio II series are generally expected to pursue a more moderate allocation strategy relative to the Portfolio I or Portfolio III series. The Portfolio III series are generally expected to pursue a more aggressive allocation strategy relative to the Portfolio I or Portfolio II series. Not all series may be available under a particular variable insurance contract or to a particular qualified retirement plan or college savings program. For qualified retirement plans and college savings programs, plan sponsors are generally expected to select one series for any particular transition year made available.

The Portfolios are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement (or other targeted funding need). The Portfolios strive to provide shareholders with diversification across major asset classes primarily through both professionally designed, retirement date-based asset allocation models and professionally selected investments in the Underlying Portfolios. The intended benefit of asset allocation is diversification, which is expected to reduce volatility over the long-term.

Each Portfolio establishes asset allocations that MCM considers generally appropriate to investors at specific stages of their retirement, or other investment planning, and then periodically revises the asset mix to meet increasingly conservative investment needs as the investor nears retirement (or other targeted funding need). Therefore, an investor should consider selecting a Portfolio whose stated transition year is closest to their own projected retirement date (or other targeted funding need).

For those Portfolios farthest away from their stated transition year, allocations to equity securities are higher so that investors may benefit from their long-term growth potential, while allocations to debt securities are lower. As an investor’s retirement date (or other targeted funding need) approaches, the Portfolio’s allocations to equity securities decrease and allocations to fixed income securities increase. After reaching the end of a Portfolio’s stated transition year, the Portfolio’s allocations to equity securities will continue to decrease over time in an effort to focus more on higher income and lower risk.

The Asset Allocation Process

MCM uses asset allocation strategies to allocate each Portfolio’s assets among the Underlying Portfolios. The first step in MCM’s allocation process is to determine each Portfolio's asset class allocations. MCM bases this decision on each Portfolio's anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. MCM has engaged Ibbotson Associates, Inc., a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting services to MCM in connection with the development and periodic review of a Portfolio’s asset allocations. However, MCM ultimately has sole responsibility for determining each Portfolio's asset class allocations and its investments in Underlying Portfolios.

Second, once the asset allocation is determined, MCM selects the Underlying Portfolios. MCM uses its proprietary investment process for selecting the Underlying Portfolios in which the Portfolios invest. In selecting Underlying Portfolios, MCM considers a variety of factors in the context of current economic and market conditions, including the Underlying Portfolio's investment strategy, risk profile and historical performance, Morningstar ratings, fees and expenses, asset size and managerial style. Allocations to the Underlying Portfolios will change as each Portfolio’s asset mix becomes more conservative over time. The shift toward more conservative investments reflects the need for reduced investment risk as retirement (or other targeted funding need) approaches. In general, a Portfolio may not invest in all available Underlying Portfolios, but instead may select a limited number of Underlying Portfolios considered most appropriate for each Portfolio's investment objective, risk profile and transition year.

MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on quarterly basis, or more frequently as deemed necessary. MCM will make changes to these allocations from time to time as appropriate to the risk profile and individual strategies of each Portfolio and in order to help achieve each Portfolio’s investment objective. MCM may add or delete asset classes, change asset allocations, and add or delete Underlying Portfolios at any time without approval or notice to shareholders.

Each Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. Rebalancing generally occurs on the 20th day of each month (unless that day is not a business day in which case rebalancing will be effected on the next business day). Changes in Underlying Portfolios, if deemed necessary by MCM, will generally be made on the monthly rebalancing date. To reduce market risks associated with replacement of Underlying Portfolios, MCM may effect the replacement over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Portfolios and purchasing shares of other Underlying Portfolios. As a result of the monthly rebalancing, expenses relating to redemption fees, if applicable, may be incurred at the Underlying Portfolio level.

The potential rewards and risks associated with each Portfolio depend on both the asset class allocations and the chosen mix of Underlying Portfolios. There can be no guarantee, however, that any of the Portfolios will meet its respective objective.

Principal Investment Strategies

The principal investment strategies of the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Each Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, the transition year (which is assumed to be at age 65). Each Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to the transition year, each Portfolio employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time, each Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

For each Portfolio, MCM establishes an anticipated allocation among different broad asset classes based on the transition year identified in the Portfolio’s name and the risk profile for each Portfolio. Within each anticipated asset class allocation, MCM selects the Underlying Portfolios and the percentage of the Portfolio’s assets that will be allocated to each such Underlying Portfolio. As described in “The Asset Allocation Process” above, MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on quarterly basis, or more frequently as deemed necessary. MCM will make changes to these allocations from time to time as appropriate to the risk profile and individual strategies of each Portfolio and in order to help achieve each Portfolio’s investment objective.

The following table demonstrates, under normal circumstances, how each Portfolio currently expects (as of the date of this Prospectus) to allocate among equity and fixed income Underlying Portfolios. Please note that each Portfolio’s allocations between equity and fixed-income Underlying Portfolios will change over time as further described in this Prospectus.

Portfolio	Equity Fund Allocation	Fixed Income Fund Allocation
Maxim Lifetime 2015 Portfolio I	30-50%	50-70%
Maxim Lifetime 2015 Portfolio II	40-60%	40-60%
Maxim Lifetime 2015 Portfolio III	50-70%	30-50%
Maxim Lifetime 2025 Portfolio I	50-70%	30-50%
Maxim Lifetime 2025 Portfolio II	60-80%	20-40%
Maxim Lifetime 2025 Portfolio III	75-95%	5-25%

Maxim Lifetime 2035 Portfolio I	60-90%	10-40%
Maxim Lifetime 2035 Portfolio II	70-95%	5-30%
Maxim Lifetime 2035 Portfolio III	80-98%	2-20%
Maxim Lifetime 2045 Portfolio I	65-90%	10-35%
Maxim Lifetime 2045 Portfolio II	75-95%	5-25%
Maxim Lifetime 2045 Portfolio III	85-98%	2-15%
Maxim Lifetime 2055 Portfolio I	65-95%	5-35%
Maxim Lifetime 2055 Portfolio II	75-98%	2-25%
Maxim Lifetime 2055 Portfolio III	85-98%	2-15%

The following table shows the approximate allocation for the various asset classes for the Portfolio I series and the Underlying Portfolios in which each Portfolio invests as of the date of this Prospectus.

Asset Class (Underlying Portfolios)	Maxim Lifetime 2015 Portfolio I	Maxim Lifetime 2025 Portfolio I	Maxim Lifetime 2035 Portfolio I	Maxim Lifetime 2045 Portfolio I	Maxim Lifetime 2055 Portfolio I
Large Value	3.96%	5.50%	7.20%	7.46%	7.00%
Maxim T. Rowe Price Equity/Income	•	•	•	•	•
MFS Value A	•	•	•	•	•
Large Blend	7.20%	10.00%	12.75%	13.39%	12.68%
Maxim S&P 500® Index*	•	•	•	•	•
Large Growth	3.26%	4.50%	5.90%	6.10%	5.70%
American Century Growth Inv	•	•	•	•	•
Maxim Janus Large Cap Growth	•	•	•	•	•
Mid Value	2.00%	2.80%	3.66%	3.76%	3.56%
Goldman Sachs Mid Cap Value A	•	•	•	•	•
Perkins Mid Cap Value S	•	•	•	•	•
Mid Blend	3.10%	4.30%	5.60%	5.80%	5.45%
Maxim S&P MidCap 400® Index*	•	•	•	•	•
Mid Growth	1.10%	1.50%	1.96%	2.06%	1.90%
Wells Fargo Advantage Common Stock A	•	•	•	•	•
Maxim T. Rowe Price MidCap Growth	•	•	•	•	•
Small Value	1.00%	1.66%	2.56%	3.06%	3.76%
Allianz NFJ Small Cap Value A	•	•	•	•	•
Maxim Loomis Sayles Small-Cap Value	•	•	•	•	•
Small Blend	1.80%	3.00%	4.60%	5.55%	5.95%
Maxim Index 600	•	•	•	•	•
Small Growth	0.80%	1.36%	2.06%	2.50%	2.20%
Sentinel Small Company A	•	•	•	•	•
Invesco Van Kampen Small Cap Growth A	•	•	•	•	•
International Large Value	1.90%	3.10%	4.76%	5.66%	6.10%
Harbor International Inv	•	•	•	•	•
Maxim Invesco ADR	•	•	•	•	•
International Large Blend	3.45%	5.65%	8.65%	10.30%	11.10%
Maxim MSCI EAFE® Index**	•	•	•	•	•
International Large Growth	1.56%	2.56%	3.90%	4.66%	5.00%
Maxim MFS International Growth	•	•	•	•	•
Invesco International Growth I	•	•	•	•	•
Diversified Emerging Markets	1.70%	3.30%	5.70%	7.70%	9.40%
Invesco Developing Markets I	•	•	•	•	•
Oppenheimer Developing Markets A	•	•	•	•	•
Intermediate-Term Bond	27.37%	23.37%	14.70%	10.30%	9.10%
Maxim Bond Index	•	•	•	•	•
Maxim Federated Bond	•	•	•	•	•
High Yield Bond	7.00%	5.90%	3.70%	2.60%	2.30%

Metropolitan West High Yield Bond M	•	•	•	•	•
Maxim Putnam High Yield Bond	•	•	•	•	•
Global Bond	6.80%	6.50%	4.40%	3.50%	3.70%
Maxim Global Bond	•	•	•	•	•
Oppenheimer International Bond A	•	•	•	•	•
Inflation Protected Bond	10.80%	4.80%	1.00%	0.00%	0.00%
American Century Inflation Adjusted Bond Inv	•	•	•
Real Estate	5.00%	4.30%	3.70%	3.10%	2.60%
First American Real Estate Securities Y	•	•	•	•	•
Global Real Estate	2.10%	2.30%	2.40%	2.50%	2.50%
Invesco Global Real Estate I	•	•	•	•	•
Short-Term Income/Cash	8.10%	3.60%	0.80%	0.00%	0.00%
Maxim Short Duration Bond	•	•	•
Maxim Money Market	•	•	•
GWL&A Contract	•	•	•

The following table shows the approximate allocation for the various asset classes for the Portfolio II series and the Underlying Portfolios in which each Portfolio invests as of the date of this Prospectus.

Asset Class (Underlying Portfolios)	Maxim Lifetime 2015 Portfolio II	Maxim Lifetime 2025 Portfolio II	Maxim Lifetime 2035 Portfolio II	Maxim Lifetime 2045 Portfolio II	Maxim Lifetime 2055 Portfolio II
Large Value	5.20%	7.10%	8.40%	8.20%	7.60%
Maxim T. Rowe Price Equity/Income	•	•	•	•	•
MFS Value A	•	•	•	•	•
Large Blend	9.45%	12.90%	15.20%	14.75%	13.76%
Maxim S&P 500® Index*	•	•	•	•	•
Large Growth	4.26%	5.80%	6.86%	6.70%	6.20%
American Century Growth Inv	•	•	•	•	•
Maxim Janus Large Cap Growth	•	•	•	•	•
Mid Value	2.66%	3.60%	4.26%	4.16%	3.86%
Goldman Sachs Mid Cap Value A	•	•	•	•	•
Perkins Mid Cap Value S	•	•	•	•	•
Mid Blend	4.05%	5.55%	6.55%	6.40%	5.90%
Maxim S&P MidCap 400® Index*	•	•	•	•	•
Mid Growth	1.40%	1.96%	2.30%	2.26%	2.06%
Wells Fargo Advantage Common Stock A	•	•	•	•	•
Maxim T. Rowe Price MidCap Growth	•	•	•	•	•
Small Value	1.30%	2.10%	2.96%	3.36%	4.10%
Allianz NFJ Small Cap Value A	•	•	•	•	•
Maxim Loomis Sayles Small-Cap Value	•	•	•	•	•
Small Blend	2.35%	3.85%	5.35%	6.10%	6.50%
Maxim Index 600	•	•	•	•	•
Small Growth	1.06%	1.76%	2.40%	2.76%	2.40%
Sentinel Small Company A	•	•	•	•	•
Invesco Van Kampen Small Cap Growth A	•	•	•	•	•
International Large Value	2.50%	4.06%	5.56%	6.26%	6.66%
Harbor International Inv	•	•	•	•	•
Maxim Invesco ADR	•	•	•	•	•
International Large Blend	4.55%	7.35%	10.10%	11.35%	12.10%
Maxim MSCI EAFE® Index**	•	•	•	•	•
International Large Growth	2.06%	3.30%	4.56%	5.10%	5.46%
Maxim MFS International Growth	•	•	•	•	•

Invesco International Growth I	•	•	•	•	•
Diversified Emerging Markets	2.30%	4.20%	6.60%	8.50%	10.30%
Invesco Developing Markets I	•	•	•	•	•
Oppenheimer Developing Markets A	•	•	•	•	•
Intermediate-Term Bond	22.76%	15.97%	7.70%	5.40%	4.80%
Maxim Bond Index	•	•	•	•	•
Maxim Federated Bond	•	•	•	•	•
High Yield Bond	5.70%	4.00%	1.90%	1.30%	1.20%
Metropolitan West High Yield Bond M	•	•	•	•	•
Maxim Putnam High Yield Bond	•	•	•	•	•
Global Bond	5.60%	4.30%	2.30%	1.80%	2.00%
Maxim Global Bond	•	•	•	•	•
Oppenheimer International Bond A	•	•	•	•	•
Inflation Protected Bond	9.00%	3.20%	0.50%	0.00%	0.00%
American Century Inflation Adjusted Bond Inv	•	•	•
Real Estate	5.00%	4.30%	3.70%	3.10%	2.60%
First American Real Estate Securities Y	•	•	•	•	•
Global Real Estate	2.10%	2.30%	2.40%	2.50%	2.50%
Invesco Global Real Estate I	•	•	•	•	•
Short-Term Income/Cash	6.70%	2.40%	0.40%	0.00%	0.00%
Maxim Short Duration Bond	•	•	•
Maxim Money Market	•	•	•
GWL&A Contract	•	•	•

The following table shows the approximate allocation for the various asset classes for the Portfolio III series and the Underlying Portfolios in which each Portfolio invests as of the date of this Prospectus.

Asset Class (Underlying Portfolios)	Maxim Lifetime 2015 Portfolio III	Maxim Lifetime 2025 Portfolio III	Maxim Lifetime 2035 Portfolio III	Maxim Lifetime 2045 Portfolio III	Maxim Lifetime 2055 Portfolio III
Large Value	6.70%	8.56%	9.06%	8.50%	7.86%
Maxim T. Rowe Price Equity/Income	•	•	•	•	•
MFS Value A	•	•	•	•	•
Large Blend	12.15%	15.55%	16.13%	15.43%	14.05%
Maxim S&P 500® Index*	•	•	•	•	•
Large Growth	5.46%	7.00%	7.40%	6.96%	6.46%
American Century Growth Inv	•	•	•	•	•
Maxim Janus Large Cap Growth	•	•	•	•	•
Mid Value	3.40%	4.36%	4.60%	4.30%	4.00%
Goldman Sachs Mid Cap Value A	•	•	•	•	•
Perkins Mid Cap Value S	•	•	•	•	•
Mid Blend	5.20%	6.70%	7.05%	6.60%	6.15%
Maxim S&P MidCap 400® Index*	•	•	•	•	•
Mid Growth	1.80%	2.36%	2.46%	2.30%	2.16%
Wells Fargo Advantage Common Stock A	•	•	•	•	•
Maxim T. Rowe Price MidCap Growth	•	•	•	•	•
Small Value	1.66%	2.56%	3.20%	3.50%	4.26%
Allianz NFJ Small Cap Value A	•	•	•	•	•
Maxim Loomis Sayles Small-Cap Value	•	•	•	•	•
Small Blend	3.00%	4.65%	5.80%	6.35%	6.75%
Maxim Index 600	•	•	•	•	•
Small Growth	1.36%	2.10%	2.60%	2.86%	2.50%
Sentinel Small Company A	•	•	•	•	•

Invesco Van Kampen Small Cap Growth A	•	•	•	•	•
International Large Value	3.20%	4.86%	6.00%	6.50%	6.90%
Harbor International Inv	•	•	•	•	•
Maxim Invesco ADR	•	•	•	•	•
International Large Blend	5.85%	8.80%	10.90%	11.80%	12.55%
Maxim MSCI EAFE® Index**	•	•	•	•	•
International Large Growth	2.66%	3.96%	4.90%	5.30%	5.66%
Maxim MFS International Growth	•	•	•	•	•
Invesco International Growth I	•	•	•	•	•
Diversified Emerging Markets	2.90%	5.10%	7.20%	8.90%	10.60%
Invesco Developing Markets I	•	•	•	•	•
Oppenheimer Developing Markets A	•	•	•	•	•
Intermediate-Term Bond	17.26%	8.74%	3.90%	3.20%	3.00%
Maxim Bond Index	•	•	•	•	•
Maxim Federated Bond	•	•	•	•	•
High Yield Bond	4.30%	2.30%	1.00%	0.80%	0.80%
Metropolitan West High Yield Bond M	•	•	•	•	•
Maxim Putnam High Yield Bond	•	•	•	•	•
Global Bond	4.20%	2.50%	1.20%	1.10%	1.20%
Maxim Global Bond	•	•	•	•	•
Oppenheimer International Bond A	•	•	•	•	•
Inflation Protected Bond	6.80%	1.90%	0.30%	0.00%	0.00%
American Century Inflation Adjusted Bond Inv	•	•	•
Real Estate	5.00%	4.30%	3.70%	3.10%	2.60%
First American Real Estate Securities Y	•	•	•	•	•
Global Real Estate	2.10%	2.30%	2.40%	2.50%	2.50%
Invesco Global Real Estate I	•	•	•	•	•
Short-Term Income/Cash	5.00%	1.40%	0.20%	0.00%	0.00%
Maxim Short Duration Bond	•	•	•
Maxim Money Market	•	•	•
GWL&A Contract	•	•	•

* “S&P 500®” and “S&P MidCap 400®” are trademarks of The McGraw-Hill Companies, Inc. and has been licensed for use by GWL&A. The Portfolios not sponsored, endorsed, sold or promoted by Standard & Poor’s, Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios, and Standard & Poor’s is not an affiliate or a sponsor of the Fund, the Portfolios or MCM. The S&P 500® and S&P MidCap 400® are sponsored by Standard & Poor's, which is responsible for determining which stocks are represented in the index. Standard & Poor’s is not responsible for and does not participate in the operation or management of the Portfolios, nor does it guarantee the accuracy or completeness of the indexes or the data therein. Inclusion of a stock in an index does not imply that it is a good investment.

** The MSCI EAFE® Index is a registered trademark of Morgan Stanley Capital International, Inc. (“MSCI”). The Portfolios are not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI EAFE® Index. The MSCI EAFE® Index is the exclusive property of MSCI and have been licensed for use by GWL&A.

MCM may add or delete asset classes, change asset allocations, and add or delete Underlying Portfolios at any time without approval or notice to shareholders. Accordingly, the Portfolios will not necessarily invest in the Underlying Portfolios listed above, and may invest in Underlying Portfolios not listed above. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives.

The Underlying Portfolios may include mutual funds that are directly advised by MCM, mutual funds that are sub-advised by unaffiliated sub-advisers retained by MCM, mutual funds that are advised by an affiliate of MCM[1], and mutual funds that are advised by unaffiliated investment advisers.

Information regarding the Underlying Portfolios is available in the applicable Underlying Portfolio’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Portfolios. The prospectus and statement of additional information for each of the Underlying Portfolios is available on the SEC’s website at http://www.sec.gov.

The following chart illustrates the approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus for the Portfolio I series. The illustration reflects neutral allocations (without any tactical adjustments by MCM). The actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

The following chart illustrates the approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus for the Portfolio II series. The illustration reflects neutral allocations (without any tactical adjustments by MCM). The actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

1 Underlying Portfolios managed by Putnam Investment Management, LLC (“Putnam Funds”) are in the same group of investment companies as the Fund, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds, is an affiliate of MCM and GWL&A. Putnam Investment Management, LLC is a subsidiary of Putnam Investments, LLC, which similar to MCM and GWL&A, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

The following chart illustrates the approximate asset allocations among U.S. equity, foreign equity, fixed-income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus for the Portfolio III series. The illustration reflects neutral allocations (without any tactical adjustments by MCM). The actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change asset allocations or deviate from the asset allocation at any time without approval or notice to shareholders.

Each Portfolio may also invest in the GWL&A Contract for allocations to the short-term income/cash asset class. If a Portfolio invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Portfolio. The GWL&A Contract has a stable principal value and will pay each Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed nature of the GWL&A Contract, the Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Portfolio’s performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Portfolio’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

In pursuing each Portfolio’s investment objective, MCM has considerable discretion with respect to the use of investments and investment strategies, which means that MCM can decide whether to use them or not.

Each Portfolio’s investment objective and principal investment strategies are non-fundamental and can be changed without shareholder notice or approval.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Fund-of-Funds Structure Risk

•

Since the Portfolios invest directly in the Underlying Portfolios, all risks associated with the Underlying Portfolios apply to the Portfolios. To the extent a Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Portfolios. As a result, over the long-term the Portfolios’ ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•

Since the Portfolios invest in Underlying Portfolios, you will bear your proportionate share of expenses of the applicable Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the Underlying Portfolios.

•

The ability of the Portfolios to achieve their investment objectives depends on MCM’s skill in selecting the asset classes and the mix of Underlying Portfolios. There is the risk that MCM’s evaluations and assumptions regarding the asset classes and Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolios are classified as non-diversified which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolios’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of the Portfolios’ investments among the Underlying Portfolios. MCM is subject to conflicts of interest because MCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Portfolios, and because the fees paid to MCM (or its affiliates) by certain of the Underlying Portfolios (or their affiliates) may be higher than fees paid by other of the Underlying Portfolios and the Portfolios. Other funds with similar investment objectives may perform better or worse than the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Portfolios. These large purchases or redemptions could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolios.

Portfolio Turnover Risk (applicable to the Maxim Lifetime 2015 Portfolio II and Maxim Lifetime 2025 Portfolio III) - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The Underlying Portfolios’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more the Portfolios allocate to Underlying Portfolios that invest in equity securities, the greater the expected risk.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Portfolios to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio’s investments and investment performance may also be more volatile when the Underlying Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - The Underlying Portfolios’ investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carries adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Most, if not all, of the Underlying Portfolios in which the Portfolios invests are Index Portfolios. Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. It is possible that an Index Portfolio could have poor investment results even if it is tracking closely the return of the benchmark index, because the adverse performance of a particular security in the index normally will not result in eliminating the security from the Index Portfolio. In addition, several factors will affect an Index Portfolio’s ability to precisely track the performance of the benchmark index. For example, unlike the index, which is an unmanaged group of securities, Index Portfolios have operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Index Portfolios’ total return. In addition, an Index Portfolio may own less than all the securities of its benchmark index, which also may cause a variance between the performance of the Index Portfolio and its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Portfolio’s value or prevent an Underlying Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time. When an Underlying Portfolio invests in non-investment grade fixed-income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Derivatives Risk - An Underlying Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps.

An Underlying Portfolio may use derivatives for any of the following purposes: as a substitute for buying or selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Underlying Portfolio’s return as a non-hedging strategy that may be considered speculative.

A derivative contract would obligate or entitle an Underlying Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk – A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolios or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

You should be aware that the Portfolios are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Portfolio in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income when selecting a Portfolio.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Underlying Portfolios

By owning shares of Underlying Portfolios, each of the Portfolios indirectly invests, to varying degrees, in securities held by the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed-income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Portfolios, including their associated risks. Additional information is provided in the SAI, which is available upon request, and in the prospectuses of the Underlying Portfolios.

Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell Midcap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, an investment adviser or sub-adviser when making a decision to purchase a security for an Underlying Portfolio may not be aware of some problems associated with the company issuing the security.

Fixed-Income Securities

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Foreign Securities

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Real Estate and Real-Estate Related Issuers

REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types:

•	Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
•	Mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
•	Hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

An issuer is a real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

Derivatives

Certain of the Underlying Portfolios may use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser of an Underlying Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of the Underlying Portfolios’ shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Portfolios Designed to Track a Benchmark Index

Certain of the Underlying Portfolios are not actively managed, but are designed to track the performance of specified benchmarks (sometimes referred to in this Prospectus as “Index Portfolios”).

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
•

Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of an Index Portfolio will generally decline when the performance of its benchmark index declines. Because each Index Portfolio may track an index before fees and expenses, the Index Portfolio may not purchase other securities that may help offset declines in an index. In addition, because an Index Portfolio may not hold all issues included in an index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of an Index Portfolio may fail to match the performance of its benchmark index, after taking expenses into account. It is not possible to invest directly in an index.

Temporary Investment Strategies

Each Portfolio and each Underlying Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by the applicable Portfolio’s investment adviser or sub-adviser. Each Portfolio and each non-money market Underlying Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the applicable Portfolio’s sub-adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio or an Underlying Portfolio take this action, it may not achieve its investment objective.

Other Risk Factors Associated with the Portfolios

As a mutual fund, the Portfolios are subject to market risk. The value of each Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Portfolios.

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolios and the Underlying Portfolios. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed-income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed-income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on an Underlying Portfolio’s investments and negatively impact an Underlying Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Underlying Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Portfolio’s and an Underlying Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ and Underlying Portfolios’ investment holdings.

There is no guarantee that the Portfolios will achieve their objectives. The Portfolios should not be considered to be a complete solution to the retirement needs of investors. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios’ investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

More Information About the Portfolios’ Fees and Expenses

With respect to each Portfolio, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolios. Since the Portfolios pursue their investment objectives by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the applicable Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolios.

Underlying Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Portfolios would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Portfolios also would remain subject to any distribution (Rule 12b-1) fees associated with shares of unaffiliated Underlying Portfolios. However, the Portfolios will not purchase any class of shares of affiliated Underlying Portfolios that imposes a Rule 12b-1 fee. The Portfolios also will not invest in shares of Underlying Portfolios that are sold with a contingent deferred sales charge.

The Portfolios will invest in shares of Underlying Portfolios. As of December 31, 2009, the range of expenses expected to be incurred in connection with each Portfolio’s investments in Underlying Portfolios is: 0.28% to 1.59% for the 2015, 2025, and 2035 Portfolios; and 0.50% to 1.59% for the 2045 and 2055 Portfolios. This information is provided as a weighted-average range of the expense ratios since the average assets of each Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. Acquired Fund (Underlying Portfolio) Fees and Expenses may be higher if the Portfolios invests in select classes of unaffiliated Underlying Portfolios that have a Rule 12b-1 fee. Additionally, certain Underlying Portfolios may charge a redemption fee on any shares redeemed within a certain amount of time after purchase by the Portfolios.

Shareholder Information

Investing in the Portfolios

Shares of the Portfolios are not for sale directly to the public. Currently, the Fund may sell shares of the Portfolios to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell shares of the Portfolios to IRA custodians or trustees, to plan sponsors of qualified retirement plans, and to college savings programs. In the future, shares of the Portfolios may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging a Portfolio’s shares is the net asset value of that Portfolio. Each Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that a Portfolio’s (or Underlying Portfolio’s) assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s (or Underlying Portfolio’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s (or Underlying Portfolio’s) assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

We calculate a separate net asset value for each class of shares of the Portfolios. We determine net asset value by dividing net assets of each Portfolio’s share class (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

Each Portfolio values its shares of the Underlying Portfolios at the Underlying Portfolio's respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Portfolio net asset values are not readily available each Portfolios values its assets at fair value as determined in good faith in accordance with procedures adopted by the Fund’s Board of Directors.

Because each Portfolio is primarily invested in shares of Underlying Portfolios, a Portfolio’s net asset value is based primarily on the net asset value of the Underlying Portfolios in which it invests. The prospectuses for the Underlying Portfolios explain how the Underlying Portfolios calculate net asset value, and the circumstances under which the Underlying Portfolios may use fair value pricing.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolios on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolios.

A Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Shares of the Portfolios

The Portfolios are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolios through subaccount units, IRA owners and other qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio's junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans, and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into a Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if a Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolios.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Portfolios. The prospectuses for the Underlying Portfolios explain the Underlying Portfolios’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Portfolios.

Tax Consequences

Each Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. Each Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Portfolio is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Portfolio are considered separately for purposes of determining whether or not the Portfolio qualifies as a regulated investment company.

The Portfolios are currently not subject to tax. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If a Portfolio does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolios depend on the provisions of the variable insurance contract through which you invest in the Portfolios or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Underlying Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolios have three classes of shares, Class T, Class T1 and Class L. Each class is identical except that Class T1 and Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class T1 Distribution Plan

The Portfolios have adopted a distribution or “Rule 12b-1” plan for its Class T1 shares. The plan allows the Class T1 shares of the Portfolios to compensate GWFS Equities, Inc. (the “Distributor”), for distribution of Class T1 shares and for providing or arranging for the provision of services to Class T1 shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class T1 shares of the Portfolios and/or for providing or arranging for the provision of services to the Portfolios’ Class T1 shareholders (including sponsors of qualified retirement plans).

The distribution plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class T1 shares of the Portfolios). Because these fees are paid out of Class T1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class L Distribution Plan

The Portfolios have adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolios to compensate the Distributor for distribution of L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolios and/or for providing or arranging for the provision of services to the Portfolios’ Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolios). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Portfolios. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolios attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolios instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Portfolios.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolios. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolios) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolios or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services. With respect to fund-of-funds, such as the Portfolios, the 0.35% fee applies only to assets invested in the Underlying Portfolios that are series of the Fund.

Underlying Portfolio Administrative Services Agreements

The Distributor has entered into Administrative Services Agreements with the investment advisers or affiliates of unaffiliated Underlying Portfolios in the Portfolios (“Underlying Portfolio entities”), pursuant to which the Distributor provides recordkeeping and administrative services to unaffiliated Underlying Portfolio entities with regard to unaffiliated Underlying Portfolios in a Portfolio. For services rendered and expenses incurred pursuant to the Services Agreements, unaffiliated Underlying Portfolio entities pay the Distributor a fee ranging from 0.25% to 0.55% of the average daily net asset value of the shares of the applicable Underlying Portfolio in a Portfolio.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of each Portfolio’s Class T and T1 shares for the past five years, or, if shorter, the period of each Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Class T or T1) share. No financial information is presented for the Portfolios’ Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2010, the information has been derived from financial statements audited by [                    ], Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolios’ Annual Report, which is available upon request.

[Financial highlights to be filed by amendment.]

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios’ investments will be available in the Annual and Semi-Annual Reports to shareholders for the Portfolios. In the Annual Report for the Portfolios, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year. Semi-Annual Reports for the Portfolios include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolios, call 1-866-831-7129. The Fund’s web site is www.maxim.funds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio Initial Class Ticker: MXMXX	Maxim Conservative Profile II Portfolio Initial Class Ticker: MXCPX
Maxim Short Duration Bond Portfolio Initial Class Ticker: MXSIX	Maxim Moderately Conservative Profile II Portfolio Initial Class Ticker: MXDPX
Maxim U.S. Government Mortgage Securities Portfolio (formerly Maxim U.S. Government Securities Portfolio) Initial Class Ticker: MXGMX	Maxim Moderate Profile II Portfolio Initial Class Ticker: MXMPX
Maxim Federated Bond Portfolio Initial Class Ticker: MXFDX	Maxim Moderately Aggressive Profile II Portfolio Initial Class Ticker: MXBPX
Maxim Bond Index Portfolio Initial Class Ticker: MXBIX	Maxim Aggressive Profile II Portfolio Initial Class Ticker: MXAPX
Maxim Loomis Sayles Bond Portfolio Initial Class Ticker: MXLMX	Maxim Lifetime 2015 Portfolio I Class T Ticker: MXLTX Class T1 Ticker: MXLUX
Maxim Putnam High Yield Bond Portfolio (formerly Maxim High Yield Bond Portfolio) Initial Class Ticker: MXHYX	Maxim Lifetime 2015 Portfolio II Class T Ticker: MXLVX Class T1 Ticker: MXLWX
Maxim Global Bond Portfolio Initial Class Ticker: MXGBX	Maxim Lifetime 2015 Portfolio III Class T Ticker: MXLYX Class T1 Ticker: MXLZX
Maxim Loomis Sayles Small-Cap Value Portfolio Initial Class Ticker: MXLSX	Maxim Lifetime 2025 Portfolio I Class T Ticker: MXALX Class T1 Ticker: MXBLX
Maxim Small-Cap Value Portfolio Initial Class Ticker: MXSVX	Maxim Lifetime 2025 Portfolio II Class T Ticker: MXCLX Class T1 Ticker: MXDLX
Maxim Ariel Small-Cap Value Portfolio Initial Class Ticker: MXSCX	Maxim Lifetime 2025 Portfolio III Class T Ticker: MXELX Class T1 Ticker: MXFLX
Maxim Index 600 Portfolio Initial Class Ticker: MXISX	Maxim Lifetime 2035 Portfolio I Class T Ticker: MXGLX Class T1 Ticker: MXHLX
Maxim Small-Cap Growth Portfolio Initial Class Ticker: MXSGX	Maxim Lifetime 2035 Portfolio II Class T Ticker: MXILX Class T1 Ticker: MXJLX
Maxim MidCap Value Portfolio Initial Class Ticker: MXMVX	Maxim Lifetime 2035 Portfolio III Class T Ticker: MXKLX Class T1 Ticker: MXLLX
Maxim Ariel MidCap Value Portfolio Initial Class Ticker: MXMCX	Maxim Lifetime 2045 Portfolio I Class T Ticker: MXMLX Class T1 Ticker: MXNLX
Maxim S&P MidCap 400® Index Portfolio Initial Class Ticker:	Maxim Lifetime 2045 Portfolio II Class T Ticker: MXOLX Class T1 Ticker: MXPLX
Maxim T. Rowe Price MidCap Growth Portfolio Initial Class Ticker: MXMGX	Maxim Lifetime 2045 Portfolio III Class T Ticker: MXQLX Class T1 Ticker: MXRLX
Maxim T. Rowe Price Equity/Income Portfolio Initial Class Ticker: MXEQX	Maxim Lifetime 2055 Portfolio I Class T Ticker: MXSLX Class T1 Ticker: MXTLX
Maxim Stock Index Portfolio Initial Class Ticker: MXSIX	Maxim Lifetime 2055 Portfolio II Class T Ticker: MXULX Class T1 Ticker: MXVLX

Maxim S&P 500® Index Portfolio Initial Class Ticker: MXVIX	Maxim Lifetime 2055 Portfolio III Class T Ticker: MXWLX Class T1 Ticker: MXXLX
Maxim Janus Large Cap Growth Portfolio Initial Class Ticker: MXLGX	Maxim SecureFoundationSM Lifetime 2015 Portfolio Class G Ticker: MXSJX Class G1 Ticker: MXSKX
Maxim MFS International Value Portfolio (formerly Maxim Bernstein International Equity Portfolio) Initial Class Ticker: MXIVX	Maxim SecureFoundationSM Lifetime 2020 Portfolio Class G Ticker: Class G1 Ticker:
Maxim Invesco ADR Portfolio Initial Class Ticker: MXIAX	Maxim SecureFoundationSM Lifetime 2025 Portfolio Class G Ticker: MXSNX Class G1 Ticker: MXSOX
Maxim MSCI EAFE® Index Portfolio Initial Class Ticker:	Maxim SecureFoundationSM Lifetime 2030 Portfolio Class G Ticker: Class G1 Ticker:
Maxim MFS International Growth Initial Class Ticker: MXIGX	Maxim SecureFoundationSM Lifetime 2035 Portfolio Class G Ticker: MXSRX Class G1 Ticker: MXSSX
Maxim Conservative Profile I Portfolio Initial Class Ticker: MXVPX	Maxim SecureFoundationSM Lifetime 2040 Portfolio Class G Ticker: Class G1 Ticker:
Maxim Moderately Conservative Profile I Portfolio Initial Class Ticker: MXTPX	Maxim SecureFoundationSM Lifetime 2045 Portfolio Class G Ticker: MXSTX Class G1 Ticker: MXSWX
Maxim Moderate Profile I Portfolio Initial Class Ticker: MXOPX	Maxim SecureFoundationSM Lifetime 2050 Portfolio Class G Ticker: Class G1 Ticker:
Maxim Moderately Aggressive Profile I Portfolio Initial Class Ticker: MXRPX	Maxim SecureFoundationSM Lifetime 2055 Portfolio Class G Ticker: MXSYX Class G1 Ticker: MXSZX
Maxim Aggressive Profile I Portfolio Initial Class Ticker: MXPPX	Maxim SecureFoundationSM Balanced Portfolio Class G Ticker: MXSBX Class G1 Ticker: MXSHX

(the “Portfolio(s)”)

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Throughout this SAI, “Portfolio” is intended to refer to each Portfolio listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectuses for the Portfolios of the Fund, each dated December __, 2010. Requests for copies of Prospectuses should be made by writing to: Secretary, Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111, or by calling 1-866-831-7129. The financial statements, appearing in the Annual Reports, are incorporated into this SAI by reference. Copies of the Annual Reports are available, without charge, and can be obtained by calling 1-866-831-7129 or at http://www.maximfunds.com.

December     , 2010

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INFORMATION ABOUT THE FUND AND PORTFOLIOS

Maxim Series Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund offers 60 Portfolios. This SAI describes the 60 Portfolios, 24 of which are diversified Portfolios and 36 of which are non-diversified Portfolios. The Fund is a Maryland corporation organized on December 7, 1981 and commenced business as an investment company on February 5, 1982.

The Portfolios offer two or more classes of shares. The Initial Class, Class T, and Class G shares offered with certain Portfolios do not have sales charges or distribution fees. The Class L, Class T1, and Class G1 shares offered with certain Portfolios do not have sales charges but have a distribution fee (or 12b-1 fee).

Currently, shares of the Portfolios may be sold to and held by separate accounts of one or more of the following entities: Great-West Life & Annuity Insurance Company (“GWL&A”), First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to participants in connection with qualified retirement plans and, with respect to certain Portfolios, to participants in connection with college saving programs and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolios may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of GWL&A, serves as the Fund’s investment adviser.

Diversified Portfolios

Each diversified Portfolio will operate as a diversified investment Portfolio of the Fund. This means that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Portfolio’s total assets nor more than 10% of the outstanding voting securities of such issuer.

Non-Diversified Portfolios

A non-diversified Portfolio is any Portfolio other than a diversified Portfolio. The Maxim Global Bond Portfolio, the Maxim Profile I Portfolios, the Maxim Profile II Portfolios (the “Profile Portfolios” or each a “Profile Portfolio”), the Lifetime Portfolios, the SecureFoundation Balanced Portfolio, and the SecureFoundation Lifetime Portfolios are considered “non-diversified” because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified Portfolio. Because a relatively high percentage of a non-diversified Portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Portfolio may be more sensitive to changes in the market value of a single issuer or industry.

INVESTMENT LIMITATIONS

Fundamental Policies

The Fund has adopted limitations on the investment activity of its Portfolios which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Portfolio. These limitations apply to all Portfolios. If changes to the fundamental policies of only one Portfolio are being sought, only shares of that Portfolio are entitled to vote. “Majority” for this purpose and under the Investment Company Act of 1940 (“1940 Act”) means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.

1. BORROWING.    The Fund (i.e., each Portfolio) will not borrow money except that the Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with the Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements.

2. COMMODITIES, FUTURES, AND OPTIONS THEREON.    The Fund (i.e., each Portfolio) will not purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). The Fund does not consider currency contracts or hybrid investments to be commodities.

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3. INDUSTRY CONCENTRATION.  The Fund (i.e., each Portfolio) will not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction. Notwithstanding the foregoing, each of the Maxim Stock Index, Maxim Index 600, Maxim S&P 500® Index, Maxim S&P MidCap 400® Index, and Maxim MSCI EAFE® Index Portfolios (the “Equity Index Portfolio(s)” or each an “Equity Index Portfolio”) and Maxim Bond Index Portfolio may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described within the current Prospectus) is so concentrated; for purposes of this limitation, whether an Equity Index Portfolio or the Maxim Bond Index Portfolio is concentrated in an industry or group of industries shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

4. LOANS.    The Fund (i.e., each Portfolio) will not make loans, although the Fund may (i) lend portfolio securities; (ii) enter into repurchase agreements; and (iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.

5. DIVERSIFICATION.    The Fund (i.e., each Portfolio) will not, with respect to 75% of the value of the Portfolio’s total assets, purchase a security if, as a result (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Maxim Global Bond Portfolio, the Maxim Profile Portfolios, the Lifetime Portfolios, the SecureFoundation Balanced Portfolio, or the SecureFoundation Lifetime Portfolios as these portfolios are considered non-diversified for purposes of the 1940 Act.

6. REAL ESTATE.    The Fund (i.e., each Portfolio) will not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. SENIOR SECURITIES.    The Fund (i.e., each Portfolio) will not issue senior securities except in compliance with the 1940 Act.

8. UNDERWRITING.    The Fund (i.e., each Portfolio) will not underwrite securities issued by other persons, except to the extent the Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.

Non-Fundamental Policies

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Portfolios to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Portfolio's name. If the Board of Directors determines to change the non-fundamental policy for any of these Portfolios, that Portfolio will provide no less than 60 days prior notice to the shareholders before implementing the change of policy.

Maxim Ariel MidCap Value Portfolio
Maxim Ariel Small-Cap Value Portfolio
Maxim Bond Index Portfolio	Maxim MSCI EAFE® Index Portfolio
Maxim Federated Bond Portfolio	Maxim Putnam High Yield Bond Portfolio
Maxim Global Bond Portfolio	Maxim S&P MidCap 400® Index Portfolio
Maxim Index 600 Portfolio	Maxim S&P 500® Index Portfolio
Maxim Invesco ADR Portfolio	Maxim Short Duration Bond Portfolio
Maxim Janus Large Cap Growth Portfolio	Maxim Small-Cap Growth Portfolio
Maxim Loomis Sayles Bond Portfolio	Maxim Small-Cap Value Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio	Maxim Stock Index Portfolio
Maxim MFS International Growth Portfolio	Maxim T. Rowe Price Equity/Income Portfolio
Maxim MFS International Value Portfolio	Maxim T. Rowe Price MidCap Growth Portfolio
Maxim MidCap Value Portfolio	Maxim U.S. Government Mortgage Securities Portfolio

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Operating Policies

The Fund has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.

Under these policies, the Portfolios will not:

1. Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio’s net assets;

2. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities (5% for the Maxim Money Market Portfolio);

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC;

4. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs, except that a Portfolio may purchase securities of issuers which invest or deal in the above.

INVESTMENT POLICIES AND PRACTICES

Except as described below and except as otherwise specifically stated in the applicable Prospectus or this SAI, each Portfolio’s investment policies set forth in its Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

The following pages contain more detailed information about types of securities in which the Portfolios may invest, as well as investment practices and techniques that MCM or any Sub-Adviser may employ in pursuit of the applicable Portfolio’s investment objective, subject to their respective investment objectives, strategies and restrictions, and a discussion of related risks. MCM and/or the Sub-Advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the applicable Portfolio’s investment objectives and policies and that doing so will help the Portfolio achieve its objectives. Unless otherwise indicated, each Portfolio may invest in all these securities or use all of these techniques. In addition, due to unavailability, economic unfeasibility or other factors, a Portfolio may simply have no opportunity to invest in a particular security or use a particular investment technique.

Asset-Backed Securities.    Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bankers’ Acceptances.    A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Portfolios generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems.

Bank Obligations.    The Portfolios may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

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Borrowing.    The Portfolios may borrow from banks or through reverse repurchase agreements. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Portfolio borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.

Brady Bonds.    Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

Brady bonds have been issued only relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.

Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

Debt restructurings have been implemented under the Brady Plan in Argentina, Brazil, Bolivia, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady bonds having been issued to date by Argentina, Mexico and Venezuela. Most Argentine and Mexican Brady bonds and a significant portion of the Venezuelan Brady bonds issued to date are Collateralized Brady bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.

Each Portfolio may invest in Brady Bonds only if it is consistent with quality specifications established from time to time by MCM or the Sub-Adviser to that Portfolio.

Caps and Floors.    Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Certificates of Deposit.    A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Collateralized Mortgage Obligations.    A Collateralized Mortgage Obligation ("CMO") is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMOs.

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Commercial Paper.    Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock.    Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Convertible Securities.    Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Corporate Debt Obligations.    Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Portfolio’s net asset value to the extent it invests in such securities. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on a Portfolio’s ability to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, portfolio managers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Portfolio’s net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Portfolio’s net asset value.

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Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities.

In addition to the risk of default, there are the related costs of recovery on defaulted issues. A Portfolio’s manager will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Portfolio managers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Portfolio managers continually monitor the investments in the applicable Portfolios and evaluate whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.

Credit Default Swaps.    A credit default swap (“CDS”) is an agreement between two parties (each a “Counterparty,” collectively, the “Counterparties”) whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to another party (the “Protection Seller”), provided that no designated event of default (an “Event of Default”) occurs on an underlying bond (the “Reference Bond”). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the “Deliverable Bond”). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. A Portfolio may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, a Portfolio will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If a Portfolio is a Protection Buyer and no Event of Default occurs, the Portfolio will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Portfolio (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If a Portfolio is the Protection Seller and no Event of Default occurs, the Portfolio will receive a fixed rate of income throughout the term of the CDS, which typically is between six months and three years. However, if an Event of Default occurs, the Portfolio (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if a Portfolio invested directly in the Reference Bond. For example, a CDS may increase credit risk since the Portfolio has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS.

Whether a Portfolio’s use of CDS agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are Counterparty contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a CDS agreement in the Event of Default or bankruptcy of a Counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Portfolio’s ability to use CDS agreements. The CDS market is largely unregulated. It is possible that developments in the CDS market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing CDS agreements or to realize amounts to be received under such CDS agreements.

In response to recent market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit a Portfolio’s ability to use CDSs and/or the benefits of CDSs. CDSs, credit linked notes and similarly structured products involve risks, including the risk that the Counterparty may be unable to fulfill the transaction or that a Portfolio may be required to purchase securities to meet delivery obligations. A Portfolio may have difficulty, be unable, or may incur additional costs to acquire such securities.

Credit Linked Notes.    A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a bond or a fund of bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon

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maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond or some other settlement amount agreed to in advance by the Note Issuer and the Note Purchaser, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event. Typically, the Reference Bond is a corporate bond, however, any type of fixed-income security could be used as the Reference Bond.

Currency Swaps.    Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Debt Securities.    Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Derivatives Contracts.    Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a Portfolio could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Portfolio from closing out a position. If this happens, the Portfolio will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell Portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Portfolio by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. A Portfolio may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Portfolio and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how a Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Portfolio’s exposure to interest rate, and currency risks, and may also expose the Portfolio to liquidity and leverage risks. OTC contracts also expose a Portfolio to credit risks in the event that a counterparty defaults on the contract.

Discount Obligations.    Investment in discount obligations (including most Brady bonds) may be in securities which were (i) initially issued at a discount from their face value, and (ii) purchased by a Portfolio at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Distressed Debt Obligations.    Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

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A Portfolio will generally make such investments only when the portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Portfolio will receive any interest payments on the distressed debt securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Portfolio may be restricted from disposing of such securities. None of the Portfolios will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Portfolio’s assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.

Emerging Markets Issuers.    Emerging markets include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market.

Exchange Traded Funds.    Exchange traded funds (“ETF(s)”) are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. These indexes may be broad-based, sector or international. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, a sector ETF may be adversely affected by the performance of that specific sector or group of industries on which it is based. A Portfolio investing in an ETF would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Portfolio’s expenses (i.e., management fees and operating expenses), shareholders of the Portfolio may also indirectly bear similar expenses of an ETF.

Portfolios will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.

An investment vehicle issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specific index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Please also see the discussion concerning the risks associated with derivative transactions under “Futures and Options,” below.

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Eurodollar Certificates of Deposit.    A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. Dollars. Eurodollar certificates of deposit are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floating Rate Note.    A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.

Foreign Currency Transactions.    Any Portfolio which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A Portfolio may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Portfolio. A Portfolio may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Portfolios may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by the portfolio manager.

The Portfolios may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Portfolio owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. Dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.

Each Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars into a foreign currency, or from one foreign currency into another foreign currency. For example, if a Portfolio held investments denominated in or exposed to Deutschemarks, the Portfolio could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

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Successful use of currency management strategies will depend on the portfolio manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as the portfolio manager anticipates. For example, if a currency's value rose at a time when the portfolio manager had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the portfolio manager hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the portfolio manager increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that a portfolio manager’s use of currency management strategies will be advantageous to a Portfolio or that the portfolio manager will hedge at an appropriate time.

Foreign Securities. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign securities in a Portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Portfolio in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Portfolio's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Portfolio's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Portfolio's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Portfolio may incur costs in connection with conversions between various currencies. In addition, a Portfolio may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Portfolio declares and pays a dividend, or between the time when a Portfolio accrues and pays an operating expense in U.S. Dollars.

American Depository Receipts ("ADRs"), as well as other "hybrid" forms of ADRs including European Depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.

Futures.    See "Futures and Options" below.

Hedging.    Hedging transactions are intended to reduce specific risks. For example, to protect a Portfolio against circumstances that would normally cause the Portfolio’s securities to decline in value, the Portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Portfolio may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Portfolio’s ability to hedge may be limited by the costs of the derivatives contracts. A Portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its Portfolio, (2) use derivatives contracts that cover a narrow range of

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circumstances, or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Portfolio.

High Yield-High Risk Debt Securities (“Junk Bonds”).    High yield-high risk debt securities, often referred to as "junk bonds," are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or are of comparable quality if unrated. High yield securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus further disrupting the market for such securities.

High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade bonds. Conversely, when interest rates fall, high yield bonds tend to underperform Treasury and investment grade bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Portfolio’s net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Portfolios report the interest on these securities as income even though they receive no cash interest until the security's maturity or payment date.

In addition, the credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.

Because the risk of default is higher for lower-quality debt securities, portfolio managers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody's and Standard & Poor's are considered, analysis will focus on relative values based on such factors as interest or dividend coverage,

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asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio's investment objective may be more dependent on the portfolio manager's own credit analysis than might be the case for a Portfolio which invests in higher quality bonds. The portfolio managers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain high yield securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

New laws and proposed new laws may negatively affect the market for high yield securities.

A Portfolio may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of a Portfolio's shareholders.

Hybrid Instruments.    Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.

Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.

Illiquid Securities.    The term "illiquid securities" or non-publicly traded securities, means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Portfolio's net asset value. Under the supervision of the Board of Directors, MCM determines the liquidity of portfolio securities and, through reports from MCM, the Board of Directors monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional investors may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Directors.

A Portfolio may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Interest Rate Transactions.    Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect a Portfolio against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Portfolio's holdings. These transactions may also be used to attempt to protect against possible declines in the market value of a Portfolio's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of a Portfolio's holdings, or to facilitate the sale of such securities.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The successful utilization of interest rate transactions depends on the portfolio manager's ability to predict correctly the direction and degree of movements in interest rates. If the portfolio manager's judgment about the direction or extent of

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movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into such transactions. For example, if a Portfolio purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the SEC to be illiquid securities and, therefore, a Portfolio may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that a Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the portfolio manager believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

Investment Companies.    Each Portfolio limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act generally precludes a Portfolio from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio. However, the Portfolios may invest in investment companies beyond these general limits pursuant to certain provisions of the 1940 Act, rules under the 1940 Act, or SEC orders subject to certain conditions.

Under Section 12(d)(1)(F), the Portfolios and all of its affiliated persons may purchase up to 3% of an unaffiliated investment company's total outstanding stock. If the Portfolio invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Lifetime Portfolios, SecureFoundation Balanced Portfolio, and the SecureFoundation Lifetime Portfolios expect to rely on Section 12(d)(1)(F) in purchasing shares of Underlying Portfolios that are not money market funds or affiliated with the Fund.

Each Portfolio may invest in shares of registered investment companies within the limitations of the 1940 Act and any orders issued by the SEC. The following discussion of registered investment companies may be of particular relevance to those who invest in the Profile Portfolios, the Lifetime Portfolios, the SecureFoundation Balanced Portfolio, or the SecureFoundation Lifetime Portfolios. These Portfolios are known as “funds-of-funds” because they seek to achieve their investment objectives by investing in other registered investment companies (the “Underlying Portfolios”).

The Underlying Portfolios’ investments, the different types of securities the Underlying Portfolios typically invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by Underlying Portfolios are currently known. Not all Underlying Portfolios discussed below are eligible investments for each Portfolio. A Portfolio will invest in Underlying Portfolios that are intended to help it achieve its investment objective.

Registered investment companies may issue and redeem their shares on a continuous basis (open-end funds) or may offer a fixed number of shares usually listed on an exchange (closed-end funds). Exchange Traded Funds, which are also a type of registered investment company, are discussed above. Registered investment companies generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Registered investment companies also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or portfolio securities. The risks of investing in

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registered investment companies generally reflect the risks of the securities in which the registered investment companies invest and the investment techniques they may employ. Also, registered investment companies charge fees and incur operating expenses.

Open-end funds come in many varieties.    For example, there are index funds, stock funds, bond funds, money market funds, and more. Stock funds typically seek capital growth and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund’s investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund’s other investments and use of investment techniques also will affect its performance and portfolio value.

Small-cap stock funds seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

International stock funds seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

Bond funds seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when–issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities is depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

Money market funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker’s acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

Loan Participations and Assignments.    Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Portfolio purchases a Loan Participation, the Portfolio typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the

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borrower. In connection with purchasing Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire Loan Participations only if the lender interpositioned between the Portfolio and the borrower is believed by MCM or Sub-Adviser to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Portfolio may have difficulty disposing of Loan Participations and Assignments. In certain cases, such instruments may not be highly liquid and therefore could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Loan Participations or Assignments in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or Assignment, and its market place, including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid Assignments and Loan Participation that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Portfolio's assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Portfolio's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors.

Lending of Portfolio Securities.    Subject to Investment Limitations described above for all Portfolios, each Portfolio of the Fund from time-to-time may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third (33 1/3%) of the value of a Portfolio’s total assets (including the value of collateral received). No lending may be made with any companies affiliated with MCM or the Sub-Advisers. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.

Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by MCM to be of good standing. Furthermore, they will only be made if, in MCM's judgment, the consideration to be earned from such loans would justify the risk.

MCM understands that it is the current view of the SEC Staff that a Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities.    Lower quality debt securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (i.e., Ba or lower by Moody's and BB or lower by Standard

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& Poor's) or unrated securities of comparable quality. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Although these securities generally provide greater income than investments in higher rated securities, they are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. MCM and its Sub-Advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and Standard & Poor’s are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, existing debt, asset coverage, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio's investment objective may be more dependent on the investment adviser's own credit analysis than might be the case for a portfolio which invests in higher quality bonds. MCM and its Sub-Advisers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain lower quality securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

Money Market Instruments and Temporary Defensive and Other Short-Term Positions.    In addition to the Maxim Money Market Portfolio, each of the other Portfolios may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in "money market instruments") as deemed appropriate by MCM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by MCM or the applicable Sub-Adviser for temporary defensive purposes.

The types of money market instruments in which the Portfolios may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market funds (see “Investment Companies” under the Investment Policies and Practices section, above).

Mortgage-Backed Securities.    Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

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Recent Market Events.    Beginning the second half of 2007 and continuing into 2010, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have similarly been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Portfolios to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by volatility in the fixed income markets.

The fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolios.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide FNMA and FHLMC with some additional flexibility to meet the requirement to reduce their mortgage portfolios. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. In addition, new accounting standards and future Congressional action may affect the value of FNMA and FHLMC debt. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. In addition, new accounting standards and future Congressional action may affect the value of FNMA and FHLMC debt. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

The recent instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. In addition, new proposals for legislation continue to be introduced in the U.S. Congress that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective.

Mortgage Dollar Rolls.    In a mortgage dollar roll, a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the Portfolio foregoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio could suffer a

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loss if the contracting party fails to perform the future transaction and the Portfolio is therefore unable to buy back the mortgage-backed securities it initially sold. Mortgage dollar rolls transactions may (due to the deemed borrowing position involved), increase the Portfolio’s overall investment exposure and result in losses.

Dollar roll transactions involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities that the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. At the time the Portfolio enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Portfolios typically enter into dollar roll transactions to enhance the return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by the Portfolios under the 1940 Act.

Options.    See "Futures and Options" below.

Preferred Stock.    Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts (“REITs”).    Equity REITs are generally considered to be REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate and their value depends upon that of the underlying properties. Mortgage REITs are generally considered to be REITs with 75% or more of their gross invested in book assets invested directly or indirectly in mortgages. Mortgage REITs make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are generally considered to be those REITs that do not meet the equity or mortgage tests. The values of REITs are also affected by management skill, cash flow, and tax and regulatory requirements.

Repurchase Agreements.    Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. Such agreements may be considered to be loans by the Portfolios for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and MCM or its Sub-Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Portfolio will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by MCM.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. These agreements are considered to be borrowings under the 1940 Act. Under the 1940 Act, a Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint. A Portfolio will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by MCM. Such transactions may increase fluctuations in the market value of Portfolio assets and may be viewed as a form of leverage.

Short Sales "Against the Box."    Short sales "against the box" are short sales of securities that a Portfolio owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

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A Portfolio's decision to make a short sale against the box may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Stripped Treasury Securities.    Zero-coupon bonds are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Portfolio may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.

Structured Securities.    Structured securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. The credit risk generally will be equivalent to that of the underlying instruments.

Structured securities may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Certain issuers of structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

Supranational Entities.    A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above, under “Foreign Securities.”

Swap Deposits.    Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. Dollars without incurring risks of foreign exchange.

Swaps.    Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which a Portfolio may invest include caps and floors, interest rate swaps, total return swaps, volatility swaps and credit default swaps.

Time Deposits.    A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

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Total Rate of Return Swaps.    Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

U.S. Government Securities.    These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Some U.S. government securities, called “Treasury inflation-protected securities” or “TIPS,” are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Variable Amount Master Demand Notes.    A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities.    These securities have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Portfolios to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, a Portfolio may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Volatility Swaps.    Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a Reference Instrument over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of a Reference Instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Volatility swaps are subject to credit risks (if the Counterparty fails to meet its obligations), and the risk that the portfolio manager is incorrect in forecasts of volatility of the underlying asset or reference.

Warrants.    Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing

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them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued and Delayed-Delivery Transactions.    When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Portfolios generally purchase securities on a when-issued basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date if the portfolio manager deems it advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will maintain, in a segregated account, liquid assets having a value equal to or greater than the Portfolio's purchase commitments; likewise a Portfolio will segregate securities sold on a delayed-delivery basis.

Zero Coupon Securities, Payment in Kind (“PIK”) Bonds and Deferred Payment Securities.    Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Portfolio's limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

To avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Futures and Options

Futures Contracts.    When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.

Futures Margin Payments.    The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of

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either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

Index Futures Contracts.    An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

Options.    Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Call Options.    A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A Portfolio may use call options in the following ways:

• Purchase call options on futures contracts, foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of an increase in the value of the underlying asset or instrument; and

• Write call options on Portfolio securities, financial futures contracts and foreign currency forward contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Put Options.    A put option gives the holder the right to sell the underlying asset to the writer of the option. A Portfolio may use put options in the following ways:

• Purchase put options on Portfolio securities, financial futures contracts and foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of a decrease in the value of the underlying asset; and

• Write put options on futures contracts, foreign currency forward contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Portfolio may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. A Portfolio may also buy or write options, as needed, to close out existing option positions.

Purchasing Put and Call Options.    By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options.    When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a

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futures contract, the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.

OTC Options.    Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies.    Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. Dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. Dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Certain Portfolios may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

Asset Coverage for Futures and Options Positions.    The Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Portfolios must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Portfolios are permitted to segregate liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligations (i.e., the Portfolio’s daily net liability) under the futures contracts, if any, rather than their full notional value. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations. The Portfolios reserve the right to modify their asset segregation policies in the future to comply with changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By segregating assets equal to only its net obligations under cash-settled futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if the Portfolio was required to segregate assets equal to the full notional amount of the futures contracts.

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Combined Positions.    A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes.    Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Limitations on Futures and Options Transactions.    The Fund, on behalf of each Portfolio, has claimed (or will claim prior to investing in any futures contracts or other commodity interests) an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to any Portfolio. Each Portfolio, to the extent it is otherwise permitted to invest in futures contracts and options thereon, may only enter into such futures contracts and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the net assets of the Portfolio. This limitation on a Portfolio's permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts.    There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to assets held to cover its options or futures positions could also be impaired.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted policies and procedures governing the disclosure of information regarding each Portfolio’s portfolio holdings. As a general matter, it is the Fund’s policy that the public disclosure of information concerning a Portfolio’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (i) information about a Portfolio’s portfolio holdings may not be disclosed until it is either filed with the SEC or mailed out to shareholders, which filing or mailing will not be made sooner than 30 days after the quarter's end, (ii) Portfolio holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless as expressly authorized by the Fund's President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, or one day after EDGAR filing, and (iii) Portfolio holdings information that is more current than that in reports or other filings filed electronically with the SEC may be disclosed 30 days after the relevant reporting period.

Public Disclosures.    Information regarding each Portfolio's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

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The Fund and GWFS Equities, Inc. (“GWFS Equities” or the “Distributor”), the principal underwriter of the Fund, may disclose a Portfolio's ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Portfolio shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis.

A Portfolio may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Portfolio and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes.

Other Disclosures.    The Fund periodically provides information concerning its portfolio holdings to its service providers in connection with their provision of services to or on behalf of the Fund and to the Fund’s directors. In addition to MCM, these service providers include any Sub-Adviser, custodian, broker-dealer, transfer agent, securities lending agents, auditor and legal counsel.

Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by the Fund’s President or CCO. The Fund may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.

The Fund may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the President or CCO of the Fund in writing and upon his or her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Portfolio may disclose portfolio holdings information.

Any exceptions authorized by the President or CCO are reported to the Board of Directors. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Fund and its shareholders.

As authorized by the Board of Directors, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Portfolio holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board of Directors periodically. Any modifications to the guidelines require prior Board approval.

At this time, the Fund has not entered into any ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. If, in the future, the Fund desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund’s SAI. The Fund's portfolio holdings information may not be disseminated for compensation. There is no assurance that the Fund’s policies on holdings information will protect the Portfolios from the potential misuse of holdings by individuals or firms in possession of that information.

MANAGEMENT OF THE FUND

The Fund

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund’s business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.

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Directors and Officers

Each Director oversees 60 Portfolios, each of which is a series of the Fund. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following table provides information about each of the Directors and executive officers of the Fund.

There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.

Independent Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Sanford Zisman** (1939) 1982	Attorney, Law Firm of Zisman & Ingraham, P.C.
Richard P. Koeppe (1931) 1987	Retired educator
Gail H. Klapper*** (1943) 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	Director, Guaranty Bancorp

*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**Mr. Zisman serves as lead Independent Director of the Fund.

***Ms. Klapper’s son-in-law is a partner of a law firm that has acted as legal counsel for GWL&A on legal matters unrelated to the Fund or MCM. MCM is a wholly owned subsidiary of GWL&A. The law firm provided legal advice to GWL&A during the two year period ended December 31, 2008. However, Ms. Klapper’s son-in-law did not work on those matters. Billings for such matters for the two years ended December 31, 2008 represented a very small percentage of the law firm’s total billings for that period.

Interested Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008

Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

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Officers
Name (Year of Birth) Title Year Elected	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President 2008

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers

(1967)

Chief Financial Officer,

Treasurer, and Investment Operations Compliance Officer

2008 (as Treasurer and Investment Operations Compliance Officer)

2010 (as Chief Financial Officer, Treasurer, and Investment Operations Compliance Officer)

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Chief Financial Officer, Treasurer, and Investment Operations Compliance Officer, MCM

Beverly A. Byrne (1955) Chief Legal Counsel & Chief Compliance Officer 1997 (as Secretary) 2004 (as Chief Compliance Officer)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, MCM

Board of Directors Leadership Structure

The Board is responsible for overseeing the management of the business and affairs of the Fund and its Portfolios. The Board consists of three Independent Directors and two Interested Directors. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the Interested Directors and management.

The Chairman of the Board is an Interested Director. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him by the Board of Directors, which may include acting as a liaison with service providers, Fund officers, attorneys and other Directors between meetings. The Independent Directors have designated Sanford Zisman as lead Independent Director. The lead Independent Director, among other things, serves as a liaison between the Fund's other Independent Directors and the Fund's management, Chief Compliance Officer and other Fund officers, service providers, auditors and counsel between Board meetings. Except for any duties specified herein or pursuant to the Fund's charter document, the designation of Chairman or lead Independent Director does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

As described below, the Fund's Audit Committee is comprised of three Independent Directors who provide oversight with respect to the Fund's audit functions and outside auditors.

The Fund has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of the Fund including, without limitation, the number of Portfolios that comprise the Fund, the net assets of the Fund and the Fund's business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight

Consistent with its responsibility for oversight of the Fund and its Portfolios, the Board, among other things, oversees risk management of each Fund's investment program and business affairs directly and through its committees. The Fund, MCM, the Distributor, Sub-Advisers, and other Fund service providers have implemented a variety of processes, procedures and controls to address these risks.

The Board's administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

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The Board receives reports from senior officers of the Fund at regular and special meetings of the Board on a variety of matters, including matters relating to risk management and valuation. The Board and the Audit Committee also receive regular reports from the Treasurer and Investment Operations Compliance Officer on the Fund's internal controls and accounting and financial reporting policies and practices and procedures. In addition, the Fund's independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with the Fund's Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the policies and procedures of the Fund, MCM, each Sub-Adviser, the Distributor, and FASCore, LLC. In addition, the Independent Directors meet with the Chief Compliance Officer at least annually in executive session. The Board also receives reports on a periodic or regular basis from MCM, and the Fund's other primary service providers. In addition, at regular quarterly meetings, the Board meets with Sub-Advisers on a rotating basis.

Standing Committees

The Board of Directors has two standing committees: an Executive Committee and an Audit Committee

The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board; (3) the fixing of compensation of the Directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Directors by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (6) the declaration of dividends and the issuance of capital stock of the Fund. Messrs. Graye and Nelson are the members of the Executive Committee. No meetings of the Executive Committee were held in 2009.

As set out in the Fund’s Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of the Fund’s financial accountability and financial reporting by providing a means for the Fund’s disinterested Directors to be directly informed as to, and participate in the review of, the Fund’s audit functions. Another objective is to ensure the independence and accountability of the Fund’s outside auditors and provide an added level of independent evaluation of the Fund’s internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. Koeppe and Zisman and Ms. Klapper are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2009.

Ownership

As of December 31, 2009, the following members of the Board of Directors had beneficial ownership in the Fund and/or any other investment companies overseen by the Director:

Director	Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
R.P. Koeppe*	Maxim MFS International Value	$1 - $10,000
R.P. Koeppe*	Maxim Loomis Sayles Small-Cap Value	$1 - $10,000
R.P. Koeppe*	Maxim T. Rowe Price Equity/Income	$10,001 - $50,000
R.P. Koeppe*	Maxim T. Rowe Price MidCap Growth	$1 - $10,000	$10,001 - $50,000

*Director is not an “interested person” of the Fund (as defined in the 1940 Act), also referred to as an “Independent Director.” Richard P. Koeppe beneficially owned shares of the Portfolios as set forth above through a qualified retirement plan that invests in a group variable annuity.

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Independent Directors and their Immediate Family Members

As of December 31, 2009, other than as described above under “Ownership,” no Independent Director and no immediate family member of an Independent Director beneficially or of record owned any equity securities of an investment adviser or the principal underwriter of the Fund, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2009, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, held a position, including as an officer, employee, director or general partner, with any of the following:

•	the Fund;
•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund;

•	an investment adviser, the principal underwriter or affiliated person of the Fund; or
•	any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2009, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $120,000, in any of the following:

•	an investment adviser or the principal underwriter of the Fund; or
•	any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2009, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $120,000 and to which any of the following persons was a party:

•	the Fund, or officer thereof;
•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;

•	an investment adviser or the principal underwriter of the Fund, or officer thereof; or
•	any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.

As of December 31, 2009, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $120,000, with any of the following persons:

•	the Fund, or officer thereof;
•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;

•	an investment adviser or the principal underwriter of the Fund, or officer thereof; or
•	any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.

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As of December 31, 2009, no officer of an investment adviser or the principal underwriter of the Fund or an officer of any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Director of the Fund or an immediate family member of an Independent Director has also served as an officer of such company during the two most recently completed calendar years.

Compensation

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or MCM. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$67,700	0	0	$67,700
S. Zisman	$64,000	0	0	$64,000
G. Klapper	$67,700	0	0	$67,700

*As of December 31, 2009, there were 54 funds for which the Directors serve as Directors, all of which were Portfolios of the Fund. The total compensation paid is comprised of the amount paid during the Fund’s most recently completed fiscal year ended December 31, 2009 by the Fund and its affiliated investment companies.

Additional Information Concerning the Directors

The Board formally evaluates itself and its committees at least annually. This evaluation involves, among other things, review of such matters as each Director's specific experience, qualifications, attributes, skills, or areas of expertise in light of the Fund's business and structure and the Board's overall composition. Below is a brief discussion of the particular factors referred to above that led to the conclusion that each Director should serve as a Director. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the Directors considered various facts and circumstances and did not identify any factor as controlling, and individual Directors may have considered additional factors or weighed the same factors differently.

Mitchell T.G. Graye.    Mr. Graye is President and CEO of GWL&A (the parent of MCM) and other GWL&A affiliates, including First Great-West Life & Annuity Insurance Company (“First GWL&A”) and GWL&A Financial Inc. Mr. Graye is also President and CEO, U.S. Operations, of The Great-West Life Assurance Company, The Canada Life Assurance Company, and The Crown Life Insurance Company. Mr. Graye has served on the Board since 2000 and has served as Chairman of the Board since 2008. Mr. Graye is an honors graduate in Business Administration from the University of Western Ontario.

The Board considered Mr. Graye's various roles and executive experience with GWL&A and affiliates, his previous role with MCM, his financial experience, his academic background, and his approximately ten years experience as Director of the Fund.

Gail Klapper.    Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. Ms. Klapper is also a Member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. Ms. Klapper is a Director of Guaranty Bancorp and chairs the Authority Board that obtained financing, built, owns and operates the Convention Center Hotel in Denver. She previously served on the Board of Orchard Trust Company, LLC, a Colorado state-chartered trust company and wholly owned subsidiary of GWL&A, and the Board of Wellesley College, including seven years as Chair of the Board. She has served as Chair of the Board of the Denver Metro Chamber, and the Downtown Denver Partnership, and previously served on the Board of Houghton Mifflin, a Boston-based publishing company, Gold Inc., a distributor of children’s clothing, and health and safety products, the Denver Museum of Nature and Science, and the Colorado Conservation Trust. Ms. Klapper is a member of the Audit Committee of the Board and has served as a Director since 2007. Ms. Klapper received a B.A. in Political Science from Wellesley College and a J.D. at the University of Colorado Law School.

The Board considered Ms. Klapper's legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her approximately two years experience as Director of the Fund.

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Richard P. Koeppe.    Dr. Koeppe is a retired educator, having served in various educational roles, including as a superintendent for a Denver Public Schools district, and as a professor at the University of Colorado at Denver. Dr. Koeppe is a member of the Audit Committee of the Board and has served as a Director since 1987. Dr. Koeppe received a B.S in Secondary Education from the University of Wisconsin at La Crosse, a M.S. in American History from the University of Wisconsin at Madison, and a Ph.D. in Guidance and Counseling at the University of Wisconsin at Madison.

The Board considered Mr. Koeppe's leadership and executive experience, his academic background, and his approximately 23 years experience as Director of the Fund.

Charles P. Nelson.    Mr. Nelson is Executive Vice President, Retirement Services, of GWL&A and First GWL&A, holds executive positions at various GWL&A affiliates, including as Chairman, President and CEO of the Distributor, Chairman and President of FASCore, LLC, and is a Manager of MCM. Mr. Nelson has served as a Director since 2008. Mr. Nelson is a graduate of Whitman College with a degree in chemistry and economics.

The Board considered Mr. Nelson's various roles and executive experience with GWL&A and affiliates, his role with MCM, his financial experience, his academic background, and his experience as Director of the Fund since 2008.

Sanford Zisman.    Mr. Zisman is an attorney at Zisman & Ingram, P.C., and has practiced law since 1965. Mr. Zisman is a member of the Audit Committee of the Board (and has been designated as the Audit Committee’s financial expert) and has served as a Director since 1982 and lead Independent Director since 2010. Mr. Zisman received a B.S. from the University of Southern California, a J.D. from the University of Denver, and an L.L.M. (in Taxation) from New York University.

The Board considered Mr. Zisman's legal training and practice, his leadership, financial, and accounting experience, his academic background, and his approximately 28 years experience as Director of the Fund.

CODES OF ETHICS

The Fund, MCM, and GWFS Equities each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities purchased or held by the Fund under certain circumstances. Each Code places appropriate restrictions on all such investments.

Proxy Voting Policies

Proxies will be voted in accordance with the proxy policies and procedures attached hereto as Appendix B. Proxy voting information for the Fund will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Maxim Series, Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how the Fund voted proxies relating to the Portfolios for the most recent 12-month period ended June 30 is also available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

MCM is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) dated December 5, 1997, as amended. MCM is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). MCM is a wholly-owned subsidiary of GWL&A, which is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

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Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement with the Fund, MCM acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. MCM also assists in supervising the Fund’s operations and provides the Fund with all necessary office facilities and personnel for servicing the Portfolios’ investments.

In addition, MCM, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors. With respect to Class T1 of the Maxim Lifetime Portfolios, Class G1 of the Maxim SecureFoundation Portfolio, and Class L of each Maxim Portfolio, MCM is responsible for all expenses incurred in performing the services set forth in the Investment Advisory Agreement and all other expenses, except that the Portfolios shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, and any extraordinary expenses, including litigation costs. Each class will pay all the expenses of any 12b-1 plan pertaining to that class and its allocable share of any extraordinary expenses.

The Investment Advisory Agreement became effective on December 5, 1997 and was amended effective July 26, 1999, May 1, 2002, May 1, 2003, July 1, 2003, May 1, 2004, May 1, 2005, May 1, 2006, December 12, 2006, February 15, 2008, April 30, 2009, August 11, 2009, and December 27, 2010. As approved, the Investment Advisory Agreement will remain in effect until May 1, 2011, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Portfolio upon approval by vote of a majority of the outstanding voting securities of that Portfolio. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Portfolio either by the Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio or by MCM, each on 60 days notice to the other party.

Sub-Advisory Agreements

MCM has entered into a sub-advisory agreement with each Sub-Adviser (“Sub-Advisory Agreements”) with respect to the daily management of certain of the Portfolios. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. As approved, the continuation of the Sub-Advisory Agreements will remain in effect until May 1, 2011, and from year to year if approved annually by the Board of Directors including a vote of a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio.

Management Fees

Each Portfolio pays a management fee to MCM for managing its investments and business affairs. MCM is paid monthly at an annual rate of each Portfolio's average net assets as described in the Prospectus.

Sub-Advisers

ARIEL INVESTMENTS, LLC

Ariel Investments, LLC ("Ariel") serves as the Sub-Adviser to the Maxim Ariel Small-Cap Value Portfolio and the Maxim Ariel MidCap Value Portfolio pursuant to Sub-Advisory Agreements dated December 1, 1993, as amended, and February 5, 1999, as amended, respectively. Ariel, registered as an investment adviser under the Advisers Act, is a limited liability company with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. Ariel is a privately held minority-owned money manager.

MCM is responsible for compensating Ariel, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value up to $5 million, 0.35% on the next $10 million, 0.30% on the next $10 million, and 0.25% of such value in excess of $25 million for the Maxim Ariel Small-Cap Value Portfolio. Ariel receives compensation for its services at the annual rate of 0.50% of the average daily net asset value on the first $25 million of assets, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Maxim Ariel MidCap Value Portfolio.

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Other Accounts Managed

John W. Rogers, Jr. is the portfolio manager for the Maxim Ariel Small-Cap Value and Maxim Ariel Midcap Value Portfolios and all other accounts managed in the same investment style by Ariel. The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John W. Rogers	3	3,311.0	0	0	125	1,394.2	0	0	0	0	0	0

Material Conflicts of Interest Policy

Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Ariel allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are as a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Compensation

Mr. Rogers compensation is determined by Ariel’s Board of Directors and is composed of:

(i)        Base Salary.    Base Salary is a fixed amount determined at the beginning of each compensation year and is calculated based upon market factors for CEOs of comparable firms.

(ii)        Discretionary Bonus Pool.    The quarterly discretionary bonus is related to the profitability of Ariel and consists of cash and mutual fund shares purchased by Ariel in the funds managed by Mr. Rogers.

(iii)        Annual Incentive Award.    An annual incentive award is based upon goals set by Ariel’s Board of Directors that are tied to the performance of the funds he manages against relevant indices over a market cycle, the performance of Ariel (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers’ execution of various annual firm goals, such as allocating firm resources to enhance the funds’ success and meeting budgetary goals.

(iv)        Stock Grant.    Stock grants are based upon Mr. Rogers’ contribution to Ariel and his perceived value in the market place.

(v)        Profit Sharing Plan.    A contribution to Mr. Rogers’ portion of Ariel’s profit sharing plan is based upon criteria used for all employees of Ariel.

There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon factors determined by Ariel’s Board of Directors at the beginning of each year.

Ownership of Securities

The portfolio manager does not own any shares of the Portfolios.

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investment Management Company (“Federated”) serves as the Sub-Adviser to the Maxim Federated Bond Portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2003. Federated, registered as an investment adviser under the Advisers Act, is a Delaware business trust with its principal business address at Federated Investors Towers, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated is a wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States.

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MCM is responsible for compensating Federated, which receives monthly compensation for its services at the annual rate of 0.15% on the first $100 million, 0.12% on the next $150 million, and 0.10% on all amounts over $250 million.

Other Accounts Managed

Robert J. Ostrowski and Christopher J. Smith are the portfolio managers of the Maxim Federated Bond Portfolio. The emerging markets portion of the Portfolio is managed by Mr. Roberto Sanchez-Dahl. The high-yield portion of the Portfolio is managed by Mr. Mark E. Durbiano, CFA. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Bob Ostrowski	0	0	0	0	8	866	0	0	0	0	0	0
Christopher Smith	5	1,119	0	0	4	625	0	0	0	0	0	0
Roberto Sanchez-Dahl	5	745	0	0	0	0	0	0	0	0	0	0
Mark Durbiano	14	4,323	3	61	1	45	0	0	0	0	0	0

Material Conflicts of Interest Policy

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

Compensation

Robert Ostrowski is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

In his role as Chief Investment Officer, Robert Ostrowski has oversight responsibility for all taxable fixed income products. Mr. Ostrowski’s IPP is calculated with an equal weighting of Federated’s Investors, Inc.’s major taxable fixed income product groups (international fixed income, high yield, corporate/multi-sector, government/mortgage-backed, municipal bonds, structured products/asset backed bonds and separately managed accounts), all accounts within a product group are equally weighted as well. IPP is measured on rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus account benchmarks, and versus designated peer groups of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. In addition, Mr. Ostrowski serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products. A portion of the IPP score is based on Federated Investors, Inc.'s senior management's assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

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The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Robert Ostrowski was awarded a grant of restricted Federated Investors, Inc. stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Investors, Inc.'s senior management.

Christopher Smith is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on IPP and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus the Portfolio’s benchmark (i.e., Barclays Capital Aggregate Bond Index), and versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Smith is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Smith serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated Investors, Inc.'s senior management's assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Roberto Sanchez-Dahl is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Sanchez-Dahl manages only the emerging markets portion of the Portfolio. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus the Portfolio’s benchmark (i.e., Barclays Capital Aggregate Bond Index), and versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Sanchez-Dahl is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the IPP score is based on Federated Investors, Inc.'s senior management's assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.

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The annual incentive amount is determined based primarily on IPP and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Durbiano manages only the high yield portion of the Portfolio. Mr. Durbiano’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis versus the high yield portion of the Portfolio’s benchmark (i.e. Barclays Capital U.S. Corporate High Yield 2% Issuer Constrained Index), and versus the high yield portion of the Portfolio’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated Investors, Inc.'s senior management's assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolio.

FRANKLIN ADVISERS, INC.

Franklin Advisers, Inc. (“FAI”) serves as the Sub-Adviser to the Maxim Global Bond Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005. FAI, registered as an investment adviser under the Advisers Act, is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange, with its principal business address at One Franklin Parkway, San Mateo, California 94403.

MCM is responsible for compensating FAI, which receives monthly compensation for its services at the annual rate of 0.30% on the first $100 million, 0.275% on the next $200 million, and 0.25% on all amounts over $300 million.

Other Accounts Managed

The Portfolio is managed by a team of portfolio managers. Dr. Michael Hasenstab, a Portfolio co-manager, is senior vice president, co-director, and portfolio manager for Franklin Templeton Investments’ International Bond Department. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Hasenstab	14	31,687.1	24	78,619.4	9	766.0	0	0	0	0	0	0

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Portfolio and may include

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performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Material Conflicts of Interest Policy

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Sub-Adviser and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

(i)        Base salary. Each portfolio manager is paid a base salary.

(ii)        Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

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•

Investment performance.    Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance.    The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

(iii)        Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

The portfolio manager does not own any shares of the Portfolio.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as the Sub-Adviser to the Maxim MidCap Value Portfolio pursuant to a Sub-Advisory Agreement dated April 18, 2008. GSAM, registered as an investment adviser under the Advisers Act, is a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282-2198. GSAM is an affiliate of Goldman, Sachs & Co. (‘‘Goldman Sachs’’). In connection with GSAM’s service as Sub-Adviser to the Portfolio, Goldman Sachs Asset Management International (“GSAMI”) will implement and manage certain country and currency strategies for the Portfolio. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Portfolio allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by MCM. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

MCM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rate of 0.40% on the first $100 million, 0.35% on the next $600 million, and 0.32% thereafter.

Other Accounts Managed

The management of and investment decisions for the Portfolio are made by the GSAM Quantitative Investment Strategies (“QIS”) Team. Andrew W. Alford, Katinka Domotorffy and Bill Fallon are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Alford	59	15,861.5	64	10,819.4	836	61,332.8	12	2,037.6	30	4,342.9	52	21,471.1
Katinka Domotorffy	59	15,861.5	64	10,819.4	836	61,332.8	12	2,037.6	30	4,342.9	52	21,471.1
Bill Fallon	59	15,861.5	64	10,819.4	836	61,332.8	12	2,037.6	30	4,342.9	52	21,471.1

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Material Conflicts of Interest Policy.

GSAM’s portfolio managers are often responsible for managing the Portfolio, one or more of the series of funds under the Goldman Sachs Trust, as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the series of funds under the Goldman Sachs Trust and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons. The benchmarks for the Portfolios is the Russell MidCap Value Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolio.

INVESCO ADVISERS, INC.

Invesco Advisers, Inc. (“Invesco”) serves as Sub-Adviser to the Maxim Small-Cap Value Portfolio pursuant to a Sub-Advisory Agreement dated April 18, 2008 and as Sub-Adviser to the Maxim Invesco ADR Portfolio pursuant to a Sub-Advisory Agreement dated March 3, 1997. Invesco is a wholly owned subsidiary of Invesco Ltd., a publicly traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. Invesco is registered as an investment adviser under the Advisers Act. Its principal business address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

MCM is responsible for compensating Invesco, which receives monthly compensation for its services for the Maxim Small-Cap Value Portfolio at the annual rate of 0.50% on the first $100 million, 0.45% on the next $100 million, 0.30% on the next $200 million and 0.20% thereafter. For the Maxim Invesco ADR Portfolio, Invesco receives monthly compensation for its services at the annual rate of 0.55% on the first $50 million, 0.50% on the next $50 million, and 0.40% on assets over $100 million.

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Other Accounts Managed

Ralph Coutant, CFA, Anthony J. Munchak, Glen E. Murphy, Francis M. Orlando, and Anthony Shufflebotham, CFA, are the portfolio managers of the Maxim Small-Cap Value Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Ralph Coutant, CFA	8	726.4	18	1,403.5	71	6,010.5	0	0	3	152.7	17	2,119.4
Anthony J. Munchak	7	608.8	6	306.9	26	1,644.7	0	0	0	0	5	266.6
Glen E. Murphy	8	726.4	18	1,403.5	71	6,010.5	0	0	3	152.7	17	2,119.4
Francis M. Orlando	7	608.8	6	306.9	26	1,644.7	0	0	0	0	5	266.6
Anthony Shufflebotham, CFA	8	726.4	18	1,403.5	71	6,010.5	0	0	3	152.7	17	2,119.4

Erik B. Granade, W. Lindsay Davidson, Ingrid E. Baker, E. Sargent McGowan and Anuja Singha are the portfolio managers with the most significant responsibility for the management of the Maxim Invesco ADR Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Erik B. Granade	2	452	8	1,156	78	8,757	0	0	0	0	0	0
W. Lindsay Davidson	2	452	8	1,156	78	8,757	0	0	0	0	0	0
Ingrid E. Baker	2	452	8	1,156	78	8,757	0	0	0	0	0	0
E. Sargent McGowan	2	452	8	1,156	78	8,757	0	0	0	0	0	0
Anuja Singha	2	452	8	1,156	78	8,757	0	0	0	0	0	0

Material Conflicts of Interest Policy

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Portfolio, Invesco determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades

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though a particular broker. In these cases, trades for the Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Portfolio or other accounts involved.

•

Finally, the appearance of a conflict may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which the portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary: Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus: The portfolio managers are eligible, along with other employees, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Equity- Based Compensation: Portfolio managers may be granted an award that allows them to select receipt of shares of certain AIM Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentive to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolios.

JANUS CAPITAL MANAGEMENT LLC

Janus Capital Management LLC (“Janus”) serves as the Sub-Adviser to the Maxim Janus Large Cap Growth Portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2003. Janus, registered as an investment adviser under the Advisers Act, is a Delaware limited liability company with its principal business address at 151 Detroit Street, Denver, Colorado 80206. Janus is a directly owned subsidiary of Janus Capital Group Inc. (“JCGI”).

MCM is responsible for compensating Janus, which receives monthly compensation for its services at the annual rate of 0.50% on the first $250 million, 0.45% on the next $500 million, 0.40% on the next $750 million and 0.35% on all amounts over $1.5 billion.

Other Accounts Managed

Ron Sachs, a Vice President of Janus, is the portfolio manager of the Maxim Janus Large Cap Growth Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

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	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Ron Sachs	17	20,760	1	56	8	2,143	0	0	0	0	1	331.5

Material Conflicts of Interest Policy

The portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation

Portfolio managers and, if applicable, co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing the Portfolio and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation:    Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation:    Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by sub-advisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

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Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all variable compensation in accordance with the JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

The portfolio manager does not own any shares of the Portfolio.

LOOMIS, SAYLES, & COMPANY, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as the Sub-Adviser to the Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios pursuant to a Sub-Advisory Agreement dated October 30, 2000. Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. Loomis Sayles' principal business address is One Financial Center, Boston, Massachusetts 02111.

MCM is responsible for compensating Loomis Sayles, which receives monthly compensation for its services at the annual rate of 0.50% on the first $10 million, 0.45% on the next $15 million, 0.40% on the next $75 million and 0.30% on all amounts over $100 million of the Maxim Loomis Sayles Small-Cap Value Portfolio; and .30% on all assets of the Maxim Loomis Sayles Bond Portfolio.

Other Accounts Managed

The day-to-day manager of the Maxim Loomis Sayles Bond Portfolio is Daniel J. Fuss. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel Fuss	14	45,997.2	4	959.7	76	9,065.6	0	0	0	0	4

Joseph R. Gatz and Daniel G. Thelen have co-managed the Maxim Loomis Sayles Small-Cap Value Portfolio since 2000. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph Gatz	3	1,307.4	0	0	22	511.5	0	0	0	0	0	0
Daniel Thelen	3	1,307.4	1	57.4	42	643.3	0	0	0	0	0	0

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Material Conflicts of Interest Policy

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed income managers.    While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Maxim Loomis Sayles Bond Portfolio is the Merrill Lynch Corporate/Government Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm’s calculation incorporates relative performance of the manger’s three year return over the last 20 quarters. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower the percentage reflected above.

Equity managers.    While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Maxim Loomis Sayles Small Cap Portfolio is the Russell 2000 Value Index.

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Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Equity and Fixed Income Managers.    Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement a participant will receive a multi-year payout for his or her vested units;
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities

The portfolio managers do not own any shares of the Portfolios.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

Massachusetts Financial Services Company (“MFS”) serves as the Sub-Adviser to the Maxim MFS International Growth Portfolio, pursuant to a Sub-Advisory Agreement dated May 1, 2003, and to the Maxim MFS International Value Portfolio, pursuant to a Sub-Advisory Agreement dated September 1, 2009. MFS, registered as an investment adviser pursuant to the Advisers Act, is a Delaware corporation with its principal business address at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.

MCM is responsible for compensating MFS, which receives monthly compensation for its services at the annual rate of 0.35% on all assets of the Maxim MFS International Growth Portfolio and 0.40% on all assets of the Maxim MFS International Value Portfolio.

Other Accounts Managed

The Maxim MFS International Growth Portfolio is co-managed by Marcus L. Smith and Daniel Ling. The following tables provide information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel Ling	10	8,360	1	189	24	5,501	0	0	0	0	1	391
Marcus L. Smith	10	8,360	1	189	27	6,028	0	0	0	0	1	391

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The Maxim MFS International Value Portfolio is co-managed by Benjamin Stone and Barnaby Wiener. The following tables provide information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Benjamin Stone	5	3,552	3	459	7	800	0	0	0	0	0	0
Barnaby Wiener	5	3,552	5	1,596	8	805	0	0	0	0	0	0

Material Conflicts of Interest Policy

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio-for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

(i)     Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

(ii)     Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

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Portfolio Manager	Benchmarks
Marcus L. Smith	Lipper International Funds
MSCI EAFE Index
MSCI World (ex U.S.) Index
Standard & Poor’s EPAC Large Mid Cap Growth Index
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI EAFE Growth Index
MSCI All Country World (ex U.S.) Index
MSCI EAFE & Canada Index

Daniel Ling	Lipper International Funds
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI EAFE Index
MSCI EAFE Growth Index
MSCI All Country (ex U.S.) World Index
Standard & Poor’s EPAC Large Mid Cap Growth Index
MSCI World (ex U.S.) Index
MSCI EAFE & Canada Index

Benjamin Stone	MSCI EAFE Value Index
MSCI EAFE Index Fund
Lipper International Funds
Lipper International Multi-Cap Core Funds
Lipper International Multi-Cap Value Funds
MFSCI All Country World (ex U.S.) Value Index
MSCI World Index
Lipper Mixed Asset Target Allocation Moderate Funds
Lipper Variable Annuity International Value Funds
MSCI Europe Index
Morningstar Europe Large-Cap Value Equity Funds

Barnaby Wiener	Lipper International Funds
Lipper Variable Annuity International Value Funds
MSCI EAFE Index
Lipper International Multi-Cap Core Funds
Lipper International Multi-Cap Value Funds
MSCI World Index
MSCI Europe Index
Lipper Global Funds
FTSE All Share Index
MSCI KOKUSAI (World ex Japan) Index
Morningstar Dollar Cautious Balanced Funds
Morningstar Dollar Moderate Balanced Funds
Morningstar U.K. Large-Cap Value Equity Funds
Morningstar Europe Large-Cap Value Equity Funds
MSCI All Country World (ex U.S.) Value Index
MSCI EAFE Value Index
Morningstar Global Funds
Morningstar Global Large-Cap Value Funds
MSCI World Value Index
Lipper Global Large-Cap Value Equity Funds
MSCI KOKUSAI Value Index (World ex Japan)

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

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The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolios.

MELLON CAPITAL MANAGEMENT CORPORATION

Mellon Capital Management Corporation (“Mellon Capital”) serves as the Sub-Adviser to the Maxim Stock Index, Maxim Index 600, Maxim S&P 500® Index, Maxim S&P MidCap 400® Index, and Maxim MSCI EAFE® Index Portfolios pursuant to a Sub-Advisory Agreement dated June 30, 2003, as amended. Mellon Capital began serving as Sub-Adviser to the Maxim S&P MidCap 400® Index, and Maxim MSCI EAFE® Index Portfolios effective December __, 2010. BNY Investment Advisors served as the Sub-Adviser for the Maxim Stock Index, Maxim Index 600 and Maxim S&P 500 Index® Portfolios through July 20, 2008. Effective July 20, 2008, Mellon Capital assumed the sub-advisory relationship from BNY Investment Advisors pursuant to an internal reorganization that resulted from the merger of The Bank of New York and Mellon Financial Corporation.

MCM is responsible for compensating Mellon Capital, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Portfolio:

Portfolio	Fee
Maxim MSCI EAFE® Index Portfolio	0.035% on the first $500 million; 0.02% on asset in excess of $500 million
Maxim S&P 500® Index Portfolio	0.02% on all assets
Maxim Stock Index Portfolio	0.02% on all assets
Maxim S&P MidCap 400® Index Portfolio	0.035% on the first $500 million; 0.02% on asset in excess of $500 million
Maxim Index 600 Portfolio	0.02% on all assets

Other Accounts Managed

Karen Q. Wong, Richard A. Brown, and Thomas J. Durante are responsible for the day-to-day management of the Portfolios. The following table provides information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2009. 1

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Karen Q. Wong*	97	29,328	59	54,185	67	27,922	0	0	0	0	0	0
Richard A. Brown*	97	29,328	59	54,185	67	27,922	0	0	0	0	0	0
Thomas J. Durante*	97	29,328	59	54,185	67	27,922	0	0	0	0	0	0

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1 The information set forth in the table above is as of December 31, 2009, and accordingly, does not include information for the Maxim S&P MidCap 400® Index and Maxim MSCI EAFE® Index Portfolios, which had not yet commenced operations.

*The information set forth above reflects information about other accounts managed by a team that includes the portfolio managers listed above.

Material Conflicts of Interest Policy

Mellon Capital is unaware of any conflicts of interest between the portfolio managers of the Mellon Capital Equity Index Team and the management of the Portfolios’ investments or the investments of other index accounts.

Compensation

The primary objectives of Mellon Capital’s compensation plans are to:

•	Motivate and reward continued growth and profitability
•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
•	Motivate and reward strong business/investment performance
•	Create an ownership mentality for all employees

The investment professional’s cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional’s base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital’s financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in cash on an annual basis.

All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in Mellon Capital’s net income.

Mellon Capital’s portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities.

The portfolio managers do not own any shares of the Portfolios.

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PUTNAM INVESTMENT MANAGEMENT, LLC

Putnam Investments Management, LLC (“Putnam”) a subsidiary of Putnam Investments, LLC, is owned through a series of subsidiaries by Great-West Lifeco. Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

Putnam serves as the Sub-Adviser to the Maxim Putnam High Yield Bond Portfolio pursuant to a Sub-Advisory Agreement, dated August 3, 2009. Putnam is registered as an investment adviser under the Advisers Act and has its principal business address at One Post Office Square, Boston, MA 02109.

MCM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.35%.

Other Accounts Managed

Paul Scanlon, Norman Boucher and Robert Salvin are responsible for the day-to-day management of the Portfolio. The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager (s) also has day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Paul Scanlon	17	8,841.2	21	2,244.0	5	502.3	2	513.7	0	0	0	0
Norman Boucher	7	2,895.6	4	358.1	3	427.6	0	0	0	0	0	0
Robert Salvin	8	3,611.6	5	364.9	5	631.5	0	0	0	0	0	0
Material Conflicts of Interest Policy

Like other investment professionals with multiple clients, the Portfolio’s investment managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed above under “Other Accounts Managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

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• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The Portfolio’s investment managers may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio’s investment managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Portfolio’s investment managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio’s investment managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the Portfolio and other accounts purchase or sell the same securities. On occasions when the Portfolio’s investment managers consider the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Portfolio) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the Portfolio and another Putnam advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Portfolio. Depending on another account’s objectives or other factors, the Portfolio’s investment managers may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Portfolio. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio’s investment managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

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The Portfolio’s investment managers may also face other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts.

Compensation

In order to attract and retain top talent, Putnam offers competitive compensation packages. Our total compensation program, which includes base salary, incentive pay, and other retirement and benefit perquisites, compares favorably with other firms in the industry. Putnam’s Human Resources Department periodically conducts reviews to ensure that our compensation packages remain competitive.

While there is no guarantee that investment objectives will be met, our investment compensation program aligns manager goals with the firm’s chief objective — providing our clients with superior, repeatable investment results over the long term. It emphasizes long-term performance goals and does not offer any extra incentives for outperforming by a wide margin over short-term periods.

The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily, across all of the portfolios it manages, on a research driven approach to seek superior investment results over time, though there is no assurance that any objective may be achieved. Within that pool, the portion of the incentive compensation available to each manager is determined on that same basis, where:

•	Portfolio managers who achieve top-quartile returns, consistent with fund mandates and strong risk controls, are eligible for full bonuses
•	Portfolio managers who deliver median performance will receive 50% of their target bonus
•	Portfolio managers who deliver bottom-quartile performance will typically receive no bonus

Performance relative to benchmark is also considered. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Additional Putnam compensation - Executives, portfolio managers, analysts, and traders also participate in the following aspects of the Putnam Investments investment compensation program, which is designed to foster Putnam’s long-term success by promoting staff retention:

•

Putnam’s Equity Incentive Plan (EIP), furthers employee ownership in the firm. Under the terms of the EIP, up to 10% of the equity in Putnam may be issued in non-voting Putnam shares and distributed to Putnam professionals.

•	Putnam makes 401(k) contributions up to 15% of employees’ eligible compensation through a combination of matching and discretionary contributions.
•

Sponsorship of professional education and investment training programs. For example, we reimburse the tuition costs of employees pursuing Chartered Financial Analyst (CFA) designation and provide tuition assistance to those pursuing higher education in job-related fields.

In addition to direct compensation, Putnam also provides a carefully designed package of employee benefits, which includes comprehensive medical insurance, dental assistance programs, life insurance, and a variety of other benefits standard for our industry.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolio.

SILVANT CAPITAL MANAGEMENT LLC

Silvant Capital Management LLC (“Silvant”) serves as the Sub-Adviser to the Maxim Small-Cap Growth Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005. Silvant, registered as an investment adviser registered under the Advisers Act, is a Delaware limited liability company with its principal business address at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. Silvant is a majority owned subsidiary of RidgeWorth Capital Management, Inc. a money management holding company which is a wholly owned subsidiary of SunTrust Banks, Inc.

MCM is responsible for compensating Silvant, which receives monthly compensation for its services at the annual rate of 0.40% on net assets.

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Other Accounts Managed

Mr. Christopher Guinther is responsible for the day-to-day management of the Maxim Small-Cap Growth Portfolio. The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Chris Guinther	1	371.5	1	8.5	4	19.8	0	0	0	0	0	0
Michael Sansoterra	1	502.4	2	46.6	46	435.3	0	0	0	0	0	0

Material Conflicts of Interest Policy

Management of both the Portfolio and the other accounts listed above at the same time may give rise to potential conflicts of interest. If the Portfolio and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Portfolio. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Portfolio trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Portfolio. In addition, aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold. Silvant has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner Silvant believes is fair and equitable.

Compensation

Portfolio managers earn competitive salaries from Silvant. In addition, portfolio managers are eligible to receive bonuses based on the performance of the specific funds they manage. Investment results are the basis for determining if such bonuses are paid. Investment results are determined by comparing the relevant fund’s pre-tax total returns to that same fund’s benchmarks and peer groups over multi-year periods, as applicable. Where a portfolio manager manages multiple funds, each fund is weighted based on the following criteria: each fund’s market value, its relative strategic importance to Silvant and its clients, as well as its potential asset growth.

All full-time employees of Silvant, including portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:

•

401 Excess Plan – This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by Silvant, were it not for the imposition of certain statutory limits on qualified plan benefits. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.

•

ERISA Excess Retirement Plan – This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.

•

Voluntary Functional Incentive Plan Deferral – This plan is a provision of a SunTrust Deferred Compensation Plan, which allows participants of selected annual incentive plans to voluntarily defer portions of their incentive. Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral. Silvant’s annual incentive plans available to investment professionals offer this provision to employees who meet the compensation criteria level.

•

Stock Option Awards – Stock options are granted annually to certain select individuals in specific compensation grade levels. Participation must be approved by the individual’s senior executive for the business.

•

Restricted Stock Awards – Restricted stock awards are granted to certain select individuals on a case-by-case basis to address special retention issues. Most salaried employees of SunTrust are eligible for restricted stock awards. The awards often vest based on the recipient’s continued employment with Silvant, but these awards may also carry additional vesting requirements, including performance conditions.

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The relative mix of compensation represented by investment results, bonus and salary will vary depending on the individual’s results, contributions to the organization, adherence to portfolio compliance and other factors.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolio.

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the Sub-Adviser to the Maxim T. Rowe Price Equity/Income and Maxim T. Rowe Price MidCap Growth Portfolios pursuant to Sub-Advisory Agreements dated November 1, 1994, as amended, and June 30, 1997, as amended, respectively. T. Rowe Price, registered as an investment adviser under the Advisers Act, is a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

MCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at the annual rate of 0.40% on the first $250 million, 0.375% on the next $250 million and 0.35% on all assets over $500 million for the Maxim T. Rowe Price Equity/Income Portfolio and 0.50% on all assets of the Maxim T. Rowe Price MidCap Growth Portfolio.

Other Accounts Managed

The Maxim T. Rowe Price Equity/Income Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers. Mr. Rogers has day-to-day responsibility for managing the Maxim T. Rowe Price Equity/Income Portfolio and works with the Committee in developing and executing the investment program for the Maxim T. Rowe Price Equity/Income Portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian C. Rogers	14	24,537.7	2	1,007.7	11	702.4	0	0	0	0	0	0

The Maxim T. Rowe Price MidCap Growth Portfolio is managed by an Investment Advisory Committee chaired by Brian W.H. Berghuis. Mr. Berghuis has day-to-day responsibility for managing the Maxim T. Rowe Price MidCap Growth Portfolio and works with the Committee in developing and executing the investment program for the Maxim T. Rowe Price MidCap Growth Portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian W.H. Berghuis	7	19,788.6	2	291.2	5	573.3	0	0	0	0	0	0

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Material Conflicts of Interest Policy

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolios.

MAXIM PROFILE, MAXIM LIFETIME, MAXIM SECUREFOUNDATION BALANCED PORTFOLIO, AND MAXIM SECUREFOUNDATION LIFETIME PORTFOLIOS

The Profile Portfolios, Lifetime Portfolios, SecureFoundation Balanced Portfolio, and SecureFoundation Lifetime Portfolios are managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Profile Portfolios, Lifetime Portfolios, SecureFoundation Balanced Portfolio, and SecureFoundation Lifetime Portfolios and works with the Asset Allocation Committee in developing and executing the investment program for the Portfolios.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

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	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
S. Mark Corbett	0	0	0	0	0	0	0	0	0	0	0	0

Material Conflicts of Interest Policy

MCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Profile Portfolios', Lifetime Asset Allocation Portfolios’, SecureFoundation Balanced Portfolio’s, and SecureFoundation Lifetime Portfolios’ investments and the investments of the other accounts included above. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients.

Compensation

Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to the Fund as well as to other MCM clients and to GWL&A. Investment results, tenure, level of responsibilities and client service and satisfaction are taken into consideration.

Ownership of Securities

The portfolio manager owns shares of the following Portfolios:

Maxim Index 600 Portfolio – between $10,001- $50,000

Maxim Aggressive Profile II Portfolio – between $50,001- $100,000

MAXIM MONEY MARKET, MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES, MAXIM SHORT DURATION BOND, AND MAXIM BOND INDEX PORTFOLIOS

The Maxim Money Market Portfolio, Maxim U.S. Government Mortgage Securities Portfolio, Maxim Short Duration Bond Portfolio, and Maxim Bond Index Portfolio are managed by an internal investment management team headed by Catherine Tocher. Ms. Tocher has managed the Maxim Money Market Portfolio since 2000, the Maxim U.S. Government Mortgage Securities Portfolio since 1993, the Maxim Short Duration Bond Portfolio since 2003, and the Maxim Bond Index Portfolio since 2004.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Cathe Tocher	0	0	3	589.0	4	1,118.5	0	0	0	0	0	0

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Material Conflicts of Interest Policy

MCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolios and the investments of the other accounts included above. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients.

Compensation

Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to the Fund as well as to other MCM clients and to GWL&A. Investment results, tenure, level or responsibilities and client service and satisfaction are taken into consideration.

Ownership of Securities

The portfolio manager owns shares of the following Portfolios:

Maxim U.S. Government Mortgage Securities Portfolio – between $10,001 - $50,000

Maxim Conservative Profile I Portfolio – between $10,001 - $50,000

Maxim Moderate Profile I Portfolio – over $100,000

For the past three fiscal years ended December 31, 2007, 2008, and 2009, MCM was paid a fee for its services to the Fund as follows:

Portfolio	2009	2008	2007
Maxim Aggressive Profile I	$243,728	$287,221	$327,777
Maxim Aggressive Profile II	$455,271	$580,352	$795,070
Maxim Ariel MidCap Value	$326,732	$2,058,932	$5,272,516
Maxim Ariel Small-Cap Value	$1,208,627	$2,840,822	$5,694,092
Maxim Bond Index	$1,519,929	$1,381,407	$963,740
Maxim Conservative Profile I	$127,460	$125,938	$118,301
Maxim Conservative Profile II	$223,313	$217,803	$226,245
Maxim Federated Bond	$1,131,053	$1,302,947	$1,294,388
Maxim Global Bond	$1,613,376	$1,750,693	$2,114,681
Maxim Index 600	$1,084,381	$1,364,489	$1,715,159
Maxim Invesco ADR	$1,845,744	$2,099,290	$2,827,332
Maxim Janus Large Cap Growth	$2,970,509	$3,273,457	$3,954,522
Maxim Lifetime 2015 I**	$2,071	—	—
Maxim Lifetime 2015 II**	$3,560	—	—
Maxim Lifetime 2015 III**	$304	—	—
Maxim Lifetime 2025 I**	$2,901	—	—
Maxim Lifetime 2025 II**	$5,669	—	—
Maxim Lifetime 2025 III**	$418	—	—
Maxim Lifetime 2035 I**	$1,532	—	—
Maxim Lifetime 2035 II**	$4,119	—	—
Maxim Lifetime 2035 III**	$202	—	—
Maxim Lifetime 2045 I**	$613	—	—
Maxim Lifetime 2045 II**	$1,367	—	—
Maxim Lifetime 2045 III**	$57	—	—
Maxim Lifetime 2055 I**	$281	—	—
Maxim Lifetime 2055 II**	$221	—	—
Maxim Lifetime 2055 III**	$27	—	—
Maxim Loomis Sayles Bond	$3,007,408	$3,276,152	$3,335,753
Maxim Loomis Sayles Small-Cap Value	$2,142,641	$2,467,987	$2,846,168
Maxim MFS International Growth	$1,893,442	$2,183,037	$2,636,803

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Portfolio	2009	2008	2007
Maxim MFS International Value	$2,168,235	$2,756,735	$3,684,959
Maxim MidCap Value*	$2,207,352	$1,499,487	—
Maxim Moderate Profile I	$651,058	$707,541	$738,630
Maxim Moderate Profile II	$814,831	$959,344	$1,123,923
Maxim Moderately Aggressive Profile I	$598,400	$661,098	$713,481
Maxim Moderately Aggressive Profile II	$90,081	$77,239	$95,039
Maxim Moderately Conservative Profile I	$157,184	$166,940	$163,107
Maxim Moderately Conservative Profile II	$33,603	$26,683	$26,248
Maxim Money Market	$2,328,747	$2,096,741	$1,751,567
Maxim Putnam High Yield Bond	$824,117	$1,262,640	$1,875,545
Maxim S&P 500® Index	$3,916,585	$4,442,453	$5,052,200
Maxim SecureFoundation Balanced***	$3	—	—
Maxim SecureFoundation Lifetime 2015***	$4	—	—
Maxim SecureFoundation Lifetime 2025***	$4	—	—
Maxim SecureFoundation Lifetime 2035***	$4	—	—
Maxim SecureFoundation Lifetime 2045***	$4	—	—
Maxim SecureFoundation Lifetime 2055***	$3	—	—
Maxim Short Duration Bond	$257,897	$233,632	$204,996
Maxim Small-Cap Growth	$702,310	$868,868	$1,116,981
Maxim Small-Cap Value*	$1,994,048	$1,409,352	—
Maxim Stock Index	$1,546,345	$2,189,143	$2,977,175
Maxim T. Rowe Price Equity/Income	$4,026,968	$5,788,531	$8,603,886
Maxim T. Rowe Price MidCap Growth	$3,424,739	$3,923,891	$4,722,163
Maxim U.S. Government Mortgage Securities	$2,339,516	$2,326,025	$2,215,839

* Portfolio commenced operations on May 15, 2008.

** Portfolio commenced operations on May 1, 2009.

*** Portfolio commenced operations on November 13, 2009.

Sub-Advisory Fees

For the past three fiscal years ended December 31, 2007, 2008, and 2009, the Sub-Advisers were paid fees for their services to the Fund as follows:

Portfolio	2009	2008	2007
Maxim Ariel MidCap Value	$162,675	$736,266	$1,790,231
Maxim Ariel Small-Cap Value	$324,229	$730,099	$1,445,835
Maxim Federated Bond	$224,061	$253,172	$252,120
Maxim Global Bond	$366,613	$395,125	$471,317
Maxim Index 600	$36,168	$45,437	$57,169
Maxim Invesco ADR	$863,922	$963,852	$1,225,548
Maxim Janus Large Cap Growth	$1,396,104	$1,522,665	$1,818,877
Maxim Loomis Sayles Bond	$1,003,181	$1,091,151	$1,112,319
Maxim Loomis Sayles Small-Cap Value	$760,570	$857,243	$971,485
Maxim MFS International Growth	$522,717	$636,093	$768,966
Maxim MFS International Value	$1,052,359	$1,445,792	$1,882,827
Maxim MidCap Value*	$668,345	$452,174	—
Maxim Putnam High Yield Bond	$283,036	$457,920	$682,159
Maxim S&P 500® Index	$130,662	$147,938	$168,447
Maxim Small-Cap Growth	$296,075	$365,288	$470,332
Maxim Small-Cap Value*	$690,991	$486,337	—
Maxim Stock Index	$51,571	$72,848	$99,220
Maxim T. Rowe Price Equity/Income	$1,942,823	$2,733,017	$4,014,106
Maxim T. Rowe Price MidCap Growth	$1,713,996	$1,959,430	$2,361,715

* Portfolio commenced operations on May 15, 2008.

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Payment of Expenses

MCM provides investment advisory services and pays all compensation of and furnishes office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund.

Expenses that are borne directly by the Fund include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, Rule 12b-1 fees, charges of the custodian, Independent Directors' fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing proxies and stock certificates, SEC fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, and other expenses properly payable by the Fund. Accounting services are provided for the Fund by MCM and the Fund reimburses MCM for its costs in connection with such services. The amounts of such expense reimbursements for the Fund's fiscal years ended December 31, 2009, 2008 and 2007 were $224,059, $291,163, and $62,385 respectively. Depending upon the nature of the lawsuit, litigation costs may be borne by the Fund.

With respect to Initial Class shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by a Portfolio) which exceed an annual rate of 0.95% of the average daily net assets of the Maxim T. Rowe Price Equity/Income Portfolio; 1.05% of the average daily net asset of the Maxim T. Rowe Price MidCap Growth Portfolio; 1.10% of the average daily net assets of the Maxim Ariel MidCap Value and Maxim Small-Cap Growth Portfolios; 1.30% of the average daily net assets of the Maxim Loomis Sayles Small-Cap Value Portfolio; 1.35% of the average daily net assets of the Maxim Ariel Small-Cap Value Portfolio; 1.30% of the average daily net assets of the Maxim Invesco ADR Portfolio; and 1.20% of the average daily net assets of the Maxim MFS International Value Portfolio. With respect to Class L shares, MCM has agreed to pay any expenses (including the management fee and expenses paid directly by a Portfolio) which exceed an annual rate of 1.20% of the average daily net assets of the Maxim T. Rowe Price Equity/Income Portfolio; 1.30% of the average daily net asset of the Maxim T. Rowe Price MidCap Growth Portfolio; 1.35% of the average daily net assets of the Maxim Ariel MidCap Value and Maxim Small-Cap Growth Portfolios; 1.55% of the average daily net assets of the Maxim Loomis Sayles Small-Cap Value Portfolio; 1.60% of the average daily net assets of the Maxim Ariel Small-Cap Value Portfolio; 1.55% of the average daily net assets of the Maxim Invesco ADR Portfolio; and 1.45% of the average daily net assets of the Maxim MFS International Value Portfolio.

With respect to the Profile Portfolios, Lifetime Portfolios, SecureFoundation Balanced Portfolio, and SecureFoundation Lifetime Portfolios investing in underlying Putnam Funds or funds advised by an entity other than MCM or its affiliates ("unaffiliated funds"), MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing shares of the Putnam Funds or unaffiliated funds. All other charges, including redemption fees, exchange fees, administrative fees, or with respect to the Profile Portfolios only, distribution fees, associated with a particular class are born by the Profile Portfolios, Lifetime Portfolios, SecureFoundation Balanced Portfolio, and SecureFoundation Lifetime Portfolios and will not be waived. You may indirectly bear a proportionate share of the fees and expenses of such Underlying Portfolios, including Rule 12b-1 distribution fees for unaffiliated funds, as well as affiliated funds, with respect to the Profile Portfolios.

A redemption fee may be imposed by an underlying fund upon a request to redeem shares of such fund within a certain period of time. The fee is payable to the underlying Putnam Fund or unaffiliated fund. Accordingly, if you were to invest indirectly in an underlying Putnam Fund or unaffiliated fund through a Profile Portfolio, Lifetime Portfolio, SecureFoundation Balanced Portfolio, or SecureFoundation Lifetime Portfolio and request a redemption from the Profile Portfolio, Lifetime Portfolio, SecureFoundation Balanced Portfolio, or SecureFoundation Lifetime Portfolio before the expiration of the redemption fee period in the Putnam Fund or unaffiliated fund, the Profile Portfolio, Lifetime Portfolio, SecureFoundation Balanced Portfolio, or SecureFoundation Lifetime Portfolio may bear a redemption fee.

Principal Underwriter

Effective March 31, 2006, the Fund entered into a principal underwriting agreement with GWFS Equities, 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities replaced Greenwood Investments, LLC as principal underwriter for the Fund. GWFS Equities is an affiliate of MCM and is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. The principal underwriting agreement calls for GWFS Equities to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at net asset value. Prior to March 31, 2006, Greenwood Investments, LLC served as principal underwriter for the Fund. The principal underwriter did not retain any underwriting commissions during the last three fiscal years ended December 31, 2007, 2008, and 2009.

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Compensation received by the principal underwriter during the Fund's last fiscal year ended December 31, 2009:

Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
GWFS Equities, Inc.	$0	$0	$0	$0

Class T1 Distribution Plan

The Lifetime Portfolios have adopted a distribution or "Rule 12b-1" plan (for purposes of this section, "Distribution Plan" or "Rule 12b-1 Plan") for its Class T1 shares. The plan allows the Class T1 shares of the Lifetime Portfolios to compensate the Distributor for distribution of Class T1 shares and for providing or arranging for the provision of services to Class T1 shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class T1 shares of the Lifetime Portfolios and/or for providing or arranging for the provision of services to the Lifetime Portfolios’ Class T1 shareholders (including sponsors of qualified plans).

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class T1 shares of the Lifetime Portfolio). Because these fees are paid out of Class T1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each Lifetime Portfolio, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the Lifetime Portfolios and (b) those directors of the Fund who are not “interested persons” of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”). The Distribution Plan may not be amended with respect to any Lifetime Portfolio to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class T1 shares of the relevant Lifetime Portfolio which has voting rights with respect to the Distribution Plan. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any Lifetime Portfolio by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class T1 shares of the relevant Lifetime Portfolio. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Lifetime Portfolios and the Class T1 shareholders of each Lifetime Portfolio.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Lifetime Portfolio might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Lifetime Portfolio's shares, the payment by the Lifetime Portfolio of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected broker/dealers and other financial intermediaries (collectively, "financial intermediaries") pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class T1 shares and/or providing services to shareholders of the Lifetime Portfolios' Class T1 shares.

The Class T1 shares were first offered with the Lifetime Portfolios as of May 1, 2009.

Class G1 Distribution Plan

The SecureFoundation Balanced Portfolio and SecureFoundation Lifetime Portfolios (for purposes of this section, the “SecureFoundation Portfolio(s)”) have adopted a distribution or "Rule 12b-1" plan (for purposes of this section, "Distribution Plan" or "Rule 12b-1 Plan") for its Class G1 shares. The plan allows the Class G1 shares of the SecureFoundation Portfolios to compensate the Distributor for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class G1 shares of the SecureFoundation Portfolios and/or for providing or arranging for the provision of services to the SecureFoundation Portfolios’ Class G1 shareholders (including sponsors of qualified plans).

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The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class G1 shares of the SecureFoundation Portfolio). Because these fees are paid out of Class G1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each SecureFoundation Portfolio, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the SecureFoundation Portfolios and (b) the Independent Plan Directors. The Distribution Plan may not be amended with respect to any SecureFoundation Portfolio to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class G1 shares of the relevant SecureFoundation Portfolio which has voting rights with respect to the Distribution Plan. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any SecureFoundation Portfolio by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class G1 shares of the relevant SecureFoundation Portfolio. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each SecureFoundation Portfolios and the Class G1 shareholders of each SecureFoundation Portfolio.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a SecureFoundation Portfolio might be considered as indirectly financing any activity which is primarily intended to result in the sale of the SecureFoundation Portfolio's shares, the payment by the SecureFoundation Portfolio of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected financial intermediaries pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class G1 shares and/or providing services to shareholders of the SecureFoundation Portfolios' Class G1 shares.

The Class G1 shares were first offered with the SecureFoundation Portfolios as of November 13, 2009.

Class L Distribution Plan

The Portfolios have adopted a distribution or "Rule 12b-1" plan (for purposes of this section, "Distribution Plan" or "Rule 12b-1 Plan") for its Class L shares. The plan allows the Class L shares of the Portfolios to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class L shares of the Portfolios and/or for providing or arranging for the provision of services to the Portfolios’ Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolios). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each Portfolio, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the Portfolios and (b) those directors of the Fund who are not “interested persons” of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”). The Distribution Plan may not be amended with respect to any Portfolio to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class L shares of the relevant Portfolio which has voting rights with respect to the Distribution Plan. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any Portfolio by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class L shares of the relevant Portfolio. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

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The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Portfolio and the Class L shareholders of each Portfolio.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Portfolio might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Portfolio's shares, the payment by the Portfolio of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected broker/dealers and other financial intermediaries (collectively, "financial intermediaries") pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class L shares and/or providing services to shareholders of the Portfolios' Class L shares.

The Class L shares were first offered with the Portfolios as of December     , 2010.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios, excluding the Maxim Money Market Portfolio, for which GWL&A provides services. With respect to fund-of-funds, such as the Profile Portfolios, Lifetime Portfolios, SecureFoundation Balanced Portfolio, and SecureFoundation Lifetime Portfolios, the 0.35% fee applies only to assets invested in Underlying Portfolios that are series of the Fund and in a fixed interest contract issued and guaranteed by GWL&A, if applicable.

Mercer Administrative Services Agreement

Effective May 1, 2008, MCM entered into a Services Agreement with Mercer HR Services, LLC (“Mercer”), pursuant to which Mercer provides recordkeeping and administrative services to certain owners of variable contracts or participants of qualified retirement plans who invest their assets in Portfolios of the Fund for which Mercer serves as record keeper. For the services rendered by it pursuant to the Administrative Services Agreement, Mercer receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios for which Mercer provides services.

Profile Underlying Portfolio Administrative Services Agreement

The Distributor entered into a Services Agreement with its affiliates, Putnam Mutual Funds Corp. (“PMF”), principal underwriter of the Putnam Funds, and Putnam Management, investment adviser of the Putnam Funds (collectively, “Putnam”), pursuant to which the Distributor provides certain distribution and other services to Putnam with regard to each Putnam Fund that is an Underlying Portfolio in a Profile Portfolio. For services rendered and expenses incurred pursuant to the Services Agreement, Putnam pays the Distributor a fee ranging from 0.25% to 0.60% of the average daily net asset value of the shares of each Putnam Fund that is an Underlying Portfolio in a Profile Portfolio.

Lifetime Underlying Portfolio Administrative Services Agreements

The Distributor has entered into Administrative Services Agreements with the investment advisers or affiliates of unaffiliated Underlying Portfolios in the Lifetime Portfolios (“Underlying Portfolio entities”), pursuant to which the Distributor provides recordkeeping and administrative services to unaffiliated Underlying Portfolio entities with regard to unaffiliated Underlying Portfolios in a Lifetime Portfolio. For services rendered and expenses incurred pursuant to the Services Agreements, unaffiliated Underlying Portfolio entities pay the Distributor a fee ranging from 0.25% to 0.55% of the average daily net asset value of the shares of the applicable Underlying Portfolio in a Lifetime Portfolio.

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Putnam Administrative Services Agreement

The Distributor and MCM entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Internal Revenue Code of 1986, as amended (the “529 Plan”). Under the Services Agreement Putnam provides certain recordkeeping and administrative services to the Fund with regard to each Portfolio that is sold as an investment option in the Plan. For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor pays Putnam a fee of 0.20% of the average daily net asset value of the share of each Portfolio that is sold in the 529 Plan.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolios. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. GFG does not make an independent assessment of the cost of the services provided. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, are not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the direction of the Board of Directors, MCM, or a Sub-Adviser for those Portfolios which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of the Fund's portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither MCM nor any Sub-Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Fund to seek to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While MCM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of the Fund of seeking to obtain the most favorable net results means the Portfolios will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in

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foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed "mark-up" or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the applicable Portfolio of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.

In selecting brokers and dealers through which to effect portfolio transactions for the Fund, MCM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause a Portfolio to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by MCM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where MCM or a Sub-Adviser uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by MCM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.

The Fund has entered into an arrangement with BNY Brokerage Inc. (“BNY Brokerage”) under which it will direct certain of its Sub-Advisers to effect brokerage transactions through BNY Brokerage, provided such transactions can be effected in a manner consistent with the Fund’s policy of seeking to obtain the most favorable net results. When a participating Portfolio uses BNY Brokerage to effect a transaction, BNY Brokerage will rebate a percentage of the net commissions paid to it for the transaction back to the Portfolio that requested the transaction (the “Commission Recapture Arrangement”). All commissions paid to BNY Brokerage upon which the rebate percentages are calculated will be based upon normal institutional commission rates, or rates which are otherwise negotiated by the Fund or a Sub-Adviser.

MCM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of a Portfolio in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the Portfolio the transactions of which are directed to the broker or dealer providing the investment research information or services.

If in the best interests of both one or more Portfolios and other MCM client accounts, MCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this occurs, MCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, MCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Portfolios and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Portfolios, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.

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No brokerage commissions have been paid by the Maxim Money Market, Maxim Bond Index, Maxim U.S. Government Mortgage Securities, Maxim Short Duration Bond, Maxim Global Bond, Profile, Lifetime, SecureFoundation Balanced or SecureFoundation Lifetime Portfolios for the years ended December 31, 2007 through December 31, 2009. For the years 2007, 2008 and 2009 the Portfolios paid commissions as follows:

Portfolio	2009	2008	2007
Maxim Ariel MidCap Value	$46,100	$522,151	$388,592
Maxim Ariel Small-Cap Value	$439,073	$481,632	$377,750
Maxim Federated Bond	—	$9593	$6,834
Maxim Index 600	$19,356	$17,982	$19,497
Maxim Invesco ADR	$237,914	$210,352	$205,400
Maxim Janus Large Cap Growth	$158,341	$291,326	$217,137
Maxim Loomis Sayles Bond	$877	$80	$2,145
Maxim Loomis Sayles Small-Cap Value	$422,978	$486,380	$380,817
Maxim MFS International Growth	$89,871	$172,564	$260,671
Maxim MFS International Value	$544,820	$255,992	$293,016
Maxim MidCap Value	$50,051	$50,469	—
Maxim Putnam High Yield Bond	$4,070	—	—
Maxim S&P 500® Index	$20,072	$58,721	$31,255
Maxim Small-Cap Growth	$288,625	$313,944	$340,360
Maxim Small-Cap Value	$1,570,206	$899,235	—
Maxim Stock Index	$4,273	$20,526	$16,093
Maxim T. Rowe Price Equity/Income	$155,461	$351,105	$310,313
Maxim T. Rowe Price MidCap Growth	$262,007	$230,293	$251,494

Portfolio Turnover

The turnover rate for each Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Portfolio during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Portfolio may be disposed of when appropriate in MCM's judgment.

With respect to any Portfolio, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Portfolio and, thus, indirectly by its shareholders.

There was a significant variation in turnover rate in 2009 as compared to 2008 for the Maxim MFS International Value Portfolio and the Maxim Putnam High Yield Bond Portfolio, both due to changes in Sub-Advisers and a resulting realignment of portfolio holdings.

PURCHASE AND REDEMPTION OF SHARES

As of December 31, 2009, the outstanding shares of the Fund were held of record by Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds II Series Account, Qualified Series Account, COLI VUL-7 Series Account, COLI VUL-2 Series Account, COLI VUL-4 Series Account and COLI VUL-10 of GWL&A, by TNE Series (k) Account of New England Life Insurance Company, and by FutureFunds II Series Account of First Great-West Life & Annuity Insurance Company, by certain qualified retirement plans and college savings programs, by IRA custodians and trustees, and by GWL&A, which provided the initial capitalization for certain Portfolios.

The following tables list the name and percentage of ownership of each person who owned of record 5% or more of the shares of any Portfolio, as of November 30, 2010. The address of each Series Account owner, each Portfolio owner, GWL&A, and MCM is: 8515 E. Orchard Road, Greenwood Village, Colorado 80111. As a group, the officers and Directors of the Fund owned less than 1% of the Fund’s equity securities.

[Tables to be filed by amendment.]

No 5% record owner information is provided for the Maxim S&P MidCap 400® Index Portfolio, Maxim MSCI EAFE® Index Portfolio, Maxim SecureFoundationSM Lifetime 2020 Portfolio, Maxim SecureFoundationSM Lifetime 2030 Portfolio, Maxim SecureFoundationSM Lifetime 2040 Portfolio, or Maxim SecureFoundationSM Lifetime 2050 Portfolio, none of which had commenced operations as of the date of this SAI.

65

INVESTMENT PERFORMANCE

The Portfolios may quote measures of investment performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns.

Maxim Money Market Portfolio

In accordance with regulations prescribed by the SEC, the Fund is required to compute the Money Market Portfolio's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation but not investment income) in the value of a hypothetical account having a balance of one share of the Money Market Portfolio at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis by multiplying the base period return by (365/7).

The SEC also permits the Fund to disclose the effective yield of the Money Market Portfolio for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the Money Market Portfolio normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Portfolio's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Portfolio, the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

For the seven day period ending December 31, 2009, the Money Market Portfolio’s 7-day yield was 0.15% and its effective yield was 0.14%.

Other Portfolios

Standardized Average Annual Total Return Quotations. Average annual total return quotations for shares of a Portfolio are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

P(I+T)n = ERV

Where:	P T n ERV	= = = =

a hypothetical initial payment of $1,000

average annual total return

number of years

ending redeemable value of the hypothetical $ 1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Portfolio are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

One of the primary methods used to measure performance is "total return." Total return will normally represent the percentage change in value of a Portfolio, or of a hypothetical investment in a Portfolio, over any period up to the lifetime of the Portfolio. Unless otherwise indicated, total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

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Each Portfolio's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.

Each Portfolio may also publish its distribution rate and/or its effective distribution rate. A Portfolio's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Portfolio's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Portfolio's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Portfolio's last monthly distribution. A Portfolio's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short- term capital gain actually earned by the Portfolio during the month.

Other data that may be advertised or published about each Portfolio include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

Standardized Yield Quotations. The yield of a Portfolio is computed by dividing the Portfolio's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share on the last day of such base period in accordance with the following formula:

2[( a - b + 1 )6 - 1 ]

(cd)

Where:	a = b = c = d =

net investment income earned during the period

net expenses accrued for the period

the average daily number of shares outstanding during the period that were entitled to receive dividends

the maximum offering price per share

Net investment income will be determined in accordance with rules established by the SEC.

Calculation of Total Return. Total return is a measure of the change in value of an investment in a Portfolio over the time period covered . In calculating total return, any dividends or capital gains distributions are assumed to have been reinvested in the Portfolio immediately rather than paid to the investor in cash. The formula for total return includes four steps (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of they hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Portfolio has not been in existence for at least ten years.

FORMULA: WHERE:

    P(1+T) to the power of N = ERV

T =           Average annual total return

N =           The number of years including portions of years where applicable for which the performance is being measured

ERV  =    Ending redeemable value of a hypothetical $1,000 payment made at the inception of the portfolio

P =           Opening redeemable value of a hypothetical $1,000 payment made at the inception of the portfolio

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The above formula can be restated to solve for T as follows:

T =         [(ERV/P) to the power of 1/N]-1

Performance Comparisons

Each Portfolio may from time to time include its yield and/or total return in advertisements or in information furnished to present or prospective shareholders. Each Portfolio may include in such advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, Inc., relevant indices and Donoghue Money Fund Report as having the same or similar investment objectives.

The manner in which total return and yield will be calculated for public use is described above. The table in the Prospectus under the heading "Performance Related Information," summarizes the calculation of total return and yield for each Portfolio, where applicable, through December 31, 2009. The Lifetime Portfolios commenced operations on May 1, 2009, and the SecureFoundation Balanced Portfolio and SecureFoundation Lifetime Portfolios commenced operations on November 13, 2009. Therefore, no performance related information for those Portfolios is contained in the Prospectuses for those Portfolios. In addition, the Maxim S&P MidCap 400® Index Portfolio, Maxim MSCI EAFE® Index Portfolio, Maxim SecureFoundationSM Lifetime 2020 Portfolio, Maxim SecureFoundationSM Lifetime 2030 Portfolio, Maxim SecureFoundationSM Lifetime 2040 Portfolio, and Maxim SecureFoundationSM Lifetime 2050 Portfolio had not commenced operations as of the date of this SAI. Therefore, no performance related information for those Portfolios is contained in the Prospectuses for those Portfolios.

DIVIDENDS AND TAXES

The following is only a summary of certain tax considerations generally affecting a Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and this discussion is not intended as tax advice or as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company

The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each Portfolio will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Portfolio will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. A Portfolio will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). A Portfolio is also subject to certain investment diversification requirements under Subchapter M of the Code in order to be taxed as a RIC. Each Portfolio also intends to comply with the investment diversification requirements of Code Section 817(h) so that variable insurance contract holders that have chosen a Portfolio as an investment option under their contracts will continue to qualify for tax deferral. For a discussion of the tax treatment of the variable contracts and holders thereof, see the discussion of federal income tax consideration included in the prospectus for the contracts.

Certain debt securities purchased by a Portfolio (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Portfolio actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Portfolio each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

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In addition, a Portfolio may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Portfolio purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security and the date on which it was issued. For a debt security issued after July 18, 1984 having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Portfolio elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security issued on or before July 18, 1984 (unless a Portfolio makes the election to include market discount in income currently), or any debt security having a fixed maturity date of not more than one year from the date of issue, the gain realized on disposition will be characterized as long-term or short-term capital gain depending on the period a Portfolio held the security. A Portfolio may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Portfolio makes the election to include market discount in income currently).

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of a Portfolio. In such event, such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

If a Portfolio were to fail to qualify as a RIC for one or more taxable years, the Portfolio could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Portfolio had distributed to the Portfolio's shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. A Portfolio might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and U.S. Treasury regulations, if the Portfolio should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Portfolio may be subject to tax on the excess (if any) of the fair market value of the Portfolio's assets over the Portfolio's basis in such assets, as of the day immediately before the first taxable year for which the Portfolio seeks to requalify as a RIC.

If a Portfolio determines that it will not qualify as a RIC under Subchapter M of the Code, the Portfolio will establish procedures to reflect the anticipated tax liability in the Portfolio's net asset value.

Excise Tax on Regulated Investment Companies

The Portfolios intend to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax that applies to a regulated investment company that fails to distribute specified percentages of its ordinary taxable income and capital gain net income. However, investors should note that the Portfolios may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

OTHER INFORMATION

Description of Shares

Shares of beneficial interest of the Portfolios are redeemable at their net asset value at the option of the shareholder or at the option of the Portfolio in certain circumstances. The Fund allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Portfolio. These assets constitute the underlying assets of each Portfolio, are segregated on the Fund's books of account, and are charged with the expenses of such Portfolio and its respective classes. The Fund allocates any general expenses of the Fund not

69

readily identifiable as belonging to a particular Portfolio by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors. Each Portfolio (other than the Lifetime Portfolios, the SecureFoundation Balanced Portfolio, and SecureFoundation Lifetime Portfolios) offers two classes of shares – Initial Class and Class L. Each Lifetime Portfolio offers Class T, Class T1 and Class L shares, the SecureFoundation Balanced Portfolio offers Class G, Class G1 and Class L shares, and each SecureFoundation Lifetime Portfolio offers Class G, Class G1 and Class L shares. Each share of each Portfolio represents an equal proportionate interest in that Portfolio with each other share and is entitled to such dividends and distributions out of the income belonging to such Portfolio as are declared by the Board of Directors. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of a Portfolio, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Portfolio allocable to such class available for distribution after satisfaction of outstanding liabilities of the Portfolio allocable to such class. Additional classes of shares may be authorized in the future.

Voting Rights

The shares of the Portfolios have no preemptive or conversion rights. Shares are fully paid and nonassessable. The Fund or any Portfolio may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolios. If not so terminated, the Fund or the Portfolios (as defined under the 1940 Act) will continue indefinitely.

Shareholders of a Portfolio are entitled to one vote for each Portfolio share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of a Portfolio will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es). Pursuant to current interpretations of the 1940 Act, insurance companies that invest in a Portfolio will solicit voting instructions from owners of variable insurance contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of that Portfolio.

Dividends rights, the right of redemption, and exchange privileges are described in the Prospectus.

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, is custodian of the assets for all Portfolios, other than the Profile Portfolios, the Lifetime Portfolios, SecureFoundation Balanced Portfolio and SecureFoundation Lifetime Portfolios, each of which are self-custodied. Fees paid for custodial services by MCM for the period 2007-2009 are as follows:

Year	Bank of New York Mellon
2007	$1,099,200
2008	$1,072,534
2009	$1,095,450

The custodian is responsible for the safekeeping of a Portfolio’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Portfolio or in deciding which securities are purchased or sold by a Portfolio. However, a Portfolio may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

Transfer and Dividend Paying Agent

FASCore, LLC (“FASCore”), 8515 East Orchard Road, Greenwood Village, Colorado 80111 serves as the Fund’s transfer agent and dividend paying agent. FASCore is an affiliate of the Fund and charges no fee for its services.

Independent Registered Public Accounting Firm

[                    ], serves as the Fund’s independent registered public accounting firm. [                    ] audits financial statements for the Fund and provides other audit and related services.

FINANCIAL STATEMENTS

The Fund’s audited financial statements and financial highlights as of December 31, 2009, together with the notes thereto and the report of [            ], Independent Registered Public Accounting Firm, are incorporated by reference to the Fund’s Form N-CSRs filed via EDGAR on February 25, 2010 (File No. 811-03364). The Fund’s unaudited financial statements and financial highlights as of June 30, 2010, together with the notes thereto, are incorporated by reference to Registrant’s Forms N-CSR filed via EDGAR on August 27, 2010 and September 3, 2010 (File No. 811-03364). The Fund’s audited and unaudited financial statements do not relate to the Maxim S&P MidCap 400® Index Portfolio, Maxim MSCI EAFE® Index Portfolio, Maxim SecureFoundationSM Lifetime 2020 Portfolio, Maxim SecureFoundation SM Lifetime 2030 Portfolio, Maxim SecureFoundationSM Lifetime 2040 Portfolio, and Maxim SecureFoundationSM Lifetime 2050 Portfolio, which had not commenced operations as of the date of this SAI.

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APPENDIX A

Corporate Bond Ratings by Moody's Investors Service, Inc.

    Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B - Bonds where are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Corporate Bonds Ratings by Standard & Poor's Corporation

    AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

    A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

    BB & B - Standard & Poor's describes the BB and B rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings by Moody's Investors Service, Inc.

    Prime-1 - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large

A-1

or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

    Prime-2 - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

    Prime-3 - Issuers in the Commercial Paper market rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Commercial Paper Ratings by Standard & Poor's Corporation

    A - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

    A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

    A-2 - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated “A-1”.

    A-3 - Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Commercial Paper Ratings by Fitch Ratings

F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same

country. However, the margin of safety is not as great as in the case of the higher ratings.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

A copy of Maxim Series Fund, Inc.’s proxy voting policies and procedures, or a copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111.

B-1

PART C

OTHER INFORMATION

Item 28.   Exhibits

(a) Articles of Amendment and Restatement to be filed by amendment.

(b) Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000, (File No. 2-75503). Amended and Restated Bylaws of Maxim Series Fund, Inc. are incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(c) Not Applicable.

(d)(1) Investment Advisory Agreement and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 64 to the Registration Statement filed on July 22, 1999 (File No. 2-75503), Post-Effective Amendment No. 76 filed on April 26, 2002 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503), Post-Effective Amendment No. 93 filed on April 28, 2008 (File No. 2-75503), Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503), and Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503). Amendment to Investment Advisory Agreement to be filed by amendment.

(d)(2) Sub-Advisory Agreement on behalf of Maxim Ariel MidCap Value Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(d)(3) Sub-Advisory Agreement on behalf of Maxim Ariel Small-Cap Value Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(d)(4) Form of Sub-Advisory Agreement on behalf of Maxim Stock Index, Maxim Index 600, Maxim S&P 500® Index, Maxim S&P MidCap 400®, and Maxim MSCI EAFE® Index Portfolios and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 78 to its Registration Statement filed on April 11, 2003 (File No. 2-75503), Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503), and Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amendment to Sub-Advisory Agreement to be filed by amendment.

(d)(5) Sub-Advisory Agreement on behalf of Maxim Invesco ADR Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(d)(6) Sub-Advisory Agreement on behalf of Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 70 to the Registration Statement filed on March 1, 2001 (File No. 2-75503).

(d)(7)  Sub-Advisory Agreement on behalf of Maxim T. Rowe Price Equity/Income Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 83 filed on August 4, 2004 (File No. 2-75503), and Post-Effective Amendment No. 93 filed on April 28, 2008 (File No. 2-75503).

(d)(8)  Sub-Advisory Agreement on behalf of Maxim T. Rowe Price MidCap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to the Registration Statement filed on April 30, 1998 (File No. 2-75503), Post-Effective Amendment No. 72 filed on April 27, 2001 (File No. 2-75503), and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(9)   Sub-Advisory Agreement on behalf of Maxim MFS International Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(10)    Sub-Advisory Agreement on behalf of Maxim Federated Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(11)    Form of Sub-Advisory Agreement on behalf of Maxim Janus Large Cap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503) and Post-Effective Amendment No. 82 filed on April 30, 2004 (File No. 2-75503).

(d)(12)    Form of Sub-Advisory Agreement on behalf of Maxim Small-Cap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503) and Post-Effective Amendment No. 93 filed on April 28, 2008 (File No. 2-75503).

(d)(13)    Form of Sub-Advisory Agreement on behalf of Maxim MFS International Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 101 to its Registration Statement filed on October 30, 2009 (File No. 2-75503).

(d)(14)    Form of Sub-Advisory Agreement on behalf of Maxim Global Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(d)(15)    Form of Sub-Advisory Agreement on behalf of Maxim Putnam High Yield Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 101 to its Registration Statement filed on October 30, 2009 (File No. 2-7503).

(d)(16)    Form of Sub-Advisory Agreement on behalf of Maxim Small-Cap Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503), and Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(d)(17)    Form of Sub-Advisory Agreement on behalf of Maxim MidCap Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503).

(e)(1)(a)    Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(e)(1)(b)    Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503). Amendment to Principal Underwriting Agreement to be filed by amendment.

(e)(2)    Form of Class T1 Services Agreement for the Maxim Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Form of Class G1 Services Agreement for the Maxim SecureFoundation Balanced Portfolio and Maxim SecureFoundation Lifetime Portfolios to be filed by amendment. Form of Class L Services Agreement for the Portfolios to be filed by amendment.

(f) Not Applicable.

(g) Custody Agreements with The Bank of New York Mellon is incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503).

(h)(1)    Transfer Agency and Service Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503).

(h)(2)    Securities Lending Agreement with The Bank of New York Mellon is incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503).

(h)(3)    Rule 22c-2 Shareholder Information Agreement between the Fund and GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007 (File No. 2-75503). Amendment to Rule 22c-2 Shareholder Information Agreement to be filed by amendment.

(i) Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000 (File No. 2-75503).

(i)(2)    Legal Opinion with respect to the Lifetime Asset Allocation Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(i)(3)    Legal Opinion with respect to the Maxim SecureFoundation Balanced Portfolio and Maxim SecureFoundation Lifetime 2015, 2025, 2035, 2045 and 2055 Portfolios is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

(i)(4)    Legal Opinion with respect to the Maxim SecureFoundation Lifetime 2020, 2030, 2040 and 2050 Portfolios to be filed by amendment.

(i)(5)    Legal Opinion with respect to the Maxim S&P MidCap 400® Index Portfolio and Maxim MSCI EAFE® Index Portfolio to be filed by amendment.

(i)(6)    Legal Opinion with respect to the Class L shares of the Portfolios to be filed by amendment.

(j) Written Consent of [                    ], Independent Registered Public Accounting Firm, to be filed by amendment.

(k) Not Applicable.

(l) Not Applicable.

(m)  Form of Class T1 Distribution Plan under Rule 12b-1 for the Maxim Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Form of Class G1 Distribution Plan under Rule 12b-1 for the Maxim SecureFoundation Balanced Portfolio and Maxim SecureFoundation Lifetime Portfolios to be filed by amendment. Form of Class L Distribution and Service Plan under Rule 12b-1 for the Portfolios to be filed by amendment. Agreement Pursuant to the Class T1 Distribution Plan for the Maxim Lifetime Portfolios incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503). Agreement Pursuant to the Class G1 Distribution Plan for the Maxim SecureFoundation Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class G1 Distribution Plan for the Maxim SecureFoundation Portfolios to be filed by amendment. Agreement Pursuant to the Class L Distribution and Service Plan for the Portfolios to be filed by amendment.

(n)  Form of Rule 18f-3 Plan for the Maxim Lifetime Portfolios to be filed by amendment. Form of Rule 18f-3 Plan for the Maxim SecureFoundation Balanced Portfolio and Maxim SecureFoundation Lifetime Portfolios to be filed by amendment. Form of Rule 18f-3 Plan for the Portfolios (all except the Maxim Lifetime and Maxim SecureFoundation Portfolios) to be filed by amendment.

(o)  Reserved.

(p)(1) Code of Ethics for the Fund’s principal underwriter is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(p)(2) Code of Ethics for Ariel Investments, LLC is incorporated by reference to Post-Effective Amendment No. 38 to Ariel Investment Trust’s Registration Statement filed on January 28, 2009 (File No. 33-7699).

(p)(3) Code of Ethics for the Bank of New York and Mellon Capital Management Corporation is incorporated by reference to Pre-Effective Amendment No. 2 to Realty Fund’s Registration Statement filed on September 20, 2007 (File No. 333-142156).

(p)(4) Code of Ethics for Invesco Global Asset Management (N.A.), Inc. is incorporated by reference to Post-Effective Amendment No. 42 to AIM International Mutual Funds’ Registration Statement filed on February 25, 2009 (File No. 33-44611).

(p)(5) Revised Code of Ethics for Loomis, Sayles & Company, L.P. is incorporated by reference to Post-Effective Amendment No. 52 to the Loomis Sayles Funds II’s Registration Statement filed on December 3, 2008 (File No. 33-39133).

(p)(6) Code of Ethics for T. Rowe Price Group is incorporated by reference to Post-Effective Amendment No. 34 to T. Rowe Price Institutional International Fund, Inc.’s Registration Statement filed on February 26, 2009 (File No. 33-29697).

(p)(7) Code of Ethics for Massachusetts Financial Services Company is Incorporated by reference to Post-Effective Amendment No. 40 to MFS Series Trust III’s Registration Statement filed on March 29, 2007 (File No. 2-60491).

(p)(8) Code of Ethics for Access Persons (Federated Investors, Inc.) is incorporated by reference to Post-Effective Amendment No. 103 to Money Market Obligation Trust’s Registration Statement filed on February 27, 2009 (File No. 33-31602).

(p)(9) Code of Ethics for Janus Capital Management LLC is incorporated by reference to the exhibits to Post-Effective Amendment No. 53 to Janus Adviser Series’ Registration Statement filed on December 31, 2008 (File No. 333-33978).

(p)(10)    Code of Ethics for Silvant Capital Management LLC is incorporated by reference to Post-Effective Amendment No. 66 to Ridgeworth Funds’ (formerly, STI Classic Funds) Registration Statement filed on May 30, 2007 (File No. 33-45671).

(p)(11)    Code of Ethics for Franklin Templeton Investments is incorporated by reference to Post-Effective Amendment No. 30 to Franklin Templeton Global Trust filed February 26, 2009 (File No. 33-01212).

(p)(12)    Code of Ethics for Putnam Investment Management, LLC and amendments thereto are incorporated by reference to Post-Effective Amendment No. 93 to Putnam Funds Trust filed June 26, 2009 (File No. 333-00515).

(p)(13)    Code of Ethics for Goldman, Sachs Asset Management, L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503).

(p)(14)    Code of Ethics for Invesco Institutional (N.A.), Inc. is incorporated by reference to Post-Effective Amendment No. 51 to AIM Sector Funds’ Registration Statement filed on February 13, 2009 (File No. 2-85905).

(p)(15)    Maxim Series Fund, Inc. and GW Capital Management, LLC Code of Ethics for Access Persons is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

Item 29.        Persons Controlled by or Under Common Control with the Fund (as of December 31, 2009)

I.         OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais
99.999% - Pansolo Holding Inc.
100% - 3876357 Canada Inc. 100% - 3439496 Canada Inc. 100% - Capucines Investments Corporation 32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)
94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)
53.78% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows. There are issued and outstanding as of

December 31, 2009 408,409,903 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 896,957,623.

Pansolo Holding Inc. owns directly 23,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 26,892,953 or 3.00 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.54%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.78% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 62.03%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,361,750 SVS of PCC.

II.         OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.         Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

    66.3% - Power Financial Corporation

      68.59% - Great-West Lifeco Inc.

        100.0% - Great-West Financial (Canada) Inc.

            100.0% - Great-West Financial (Nova Scotia) Co.

              100.0% - Great-West Lifeco U.S. Inc.

                100.0% - GWL&A Financial Inc.

  60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

  60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

  60.0% - Great-West Life & Annuity Insurance Capital, LLC

  60.0% - Great-West Life & Annuity Insurance Capital, LLC II

100.0% - Great-West Life & Annuity Insurance Company

100.0% - First Great-West Life & Annuity Insurance Company

100.0% - Advised Assets Group, LLC

100.0% - GWFS Equities, Inc.

100.0% - Great-West Life & Annuity Insurance Company of South Carolina

100.0% - National Plan Coordinators of Delaware, Inc.

100.0% - Emjay Corporation

                100.0% - EMJAY Retirement Plan Services, Inc.

100.0% - GW Investor Services, LLC.

100.0% - FASCore, LLC

  50.0% - Westkin Properties Ltd.

  82.01% - Maxim Series Fund, Inc.

100.0% - GW Capital Management, LLC

100.0% - Orchard Trust Company, LLC

100.0% - Lottery Receivable Company One LLC

100.0% - LR Company II, L.L.C.

100.0% - Singer Collateral Trust IV

100.0% - Singer Collateral Trust V

B.        Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc. 66.3% - Power Financial Corporation 68.59% - Great-West Lifeco Inc. 100.0% - Great-West Financial (Canada) Inc.

            100.0% - Great-West Financial (Nova Scotia) Co.

                100% - Great-West Lifeco U.S., Inc.

                    100% - Putnam Investments, LLC

                      100.0% - Putnam Acquisition Financing Inc.

                        100.0% - Putnam Acquisition Financing LLC

                           100.0% - Putnam U.S. Holdings, LLC

                             100.0% - Putnam U.S. Holdings I Inc.

                               99.0% - Putnam Investment II LP (1% owned by Putnam U.S. Holdings II Inc.)

100.0% - Putnam, LLC

       99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)

     100.0% - Putnam Retail Management GP, Inc.

     100.0% - Putnam Investment Management, LLC

     100.0% - Putnam Advisory Company GP, Inc.

       99.0% - Putnam Advisory Company, Limited Partnership (1% owned by Putnam Advisory Company GP, Inc.)

          100.0% - The Putnam Advisory Company, LLC

99.0% - Putnam U.S. Holdings II Inc. (1% owned by Putnam U.S. Holdings I Inc.)

100.0% - Putnam U.S. Holdings I, LLC

    80.0% - PanAgora Asset Management, Inc.

    100.0% - Putnam GP Inc.

    100.0% - PII Holdings, Inc.

    99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)

    100.0% - Putnam Investment Holdings, LLC

          100.0% - Putnam Aviation Holdings, LLC

          100.0% - Putnam Capital, LLC

              80.0% - TH Lee Putnam Capital Management, LLC

100.0% - Putnam Fiduciary Trust Company (NH) 100.0% - Putnam Investor Services, Inc.
100.0% - Putnam International Holdings LLC

      100.0% - Putnam Investments Inc. (Canada)

      100.0% - Putnam Investments (Ireland) Limited

      100.0% - Putnam Investments Australia Pty Limited

      100.0% - Putnam Investments Securities Co., Ltd. (Japan)

      100.0% - Putnam International Distributors, Ltd. (Cayman)

        100.0% - Putnam Investments Argentina S.A.

      100.0% - Putnam Investments (Asia) Limited

      100.0% - Putnam Investments Limited (U.K.)

            100.0% - New Flag UK Holdings Limited

              100.0% - New Flag Asset Management Limited (UK)

C.        The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

    66.3% - Power Financial Corporation

      68.59% - Great-West Lifeco Inc.

          100.0% - 2142540 Ontario Inc.

              100.0% - Great-West Lifeco Finance (Delaware) LP

                  100.0% - Great-West Lifeco Finance (Delaware) LLC

          100.0% - 2023308 Ontario Inc.

                  100.0% - Great-West Life & Annuity Insurance Capital, LP

                                   40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

                                                 40.0% - Great-West Life & Annuity Insurance Capital, LLC

                  100.0% - Great-West Life & Annuity Insurance Capital, LP II

                                   40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

                                                 40.0% - Great-West Life & Annuity Insurance Capital, LLC II

          100.0% - 2171866 Ontario Inc

                100.0% - Great-West Lifeco Finance (Delaware) LP II

                    100.0% - Great-West Lifeco Finance (Delaware) LLC II

          100.0% - 2023310 Ontario Inc.

          100.0% - 2023311 Ontario Inc.

100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - The Great-West Life Assurance Company
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0% - Gold Circle Insurance Company
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% RMA Real Estate LP
100.0% - Vertica Resident Services Inc.
100.0% - GWL Investment Management Ltd.
100.0% - 801611 Ontario Limited
100.0% - 118050 Canada Inc.
100.0% - 1213763 Ontario Inc.
99.9% - Riverside II Limited Partnership
70.0% - Kings Cross Shopping Centre Ltd.
100.0% - 681348 Alberta Ltd.
100.0% - The Owner: Condominium Plan No 8510578
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership
50.0% - Laurier House Apartments Limited
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.1% - Riverside II Limited Partnership
100.0% - High Park Bayview Inc.
75.0% - High Park Bayview Limited Partnership
50.0% - KAB Properties Inc.
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100.0% - 647679 B.C. Ltd.
100.0% - Red Mile Acquisitions Inc.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd.
100.0% - RMA Property Management 2004 Ltd.
100.0% - RMA Realty Holdings Corporation Ltd
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023
Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA
(U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA
American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.

100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
70.0% - KS Village (Millstream) Inc.
70.0% - 0726861 B.C. Ltd.
70.0% - Trop Beau Developments Limited
70.0% - Kelowna Central Park Properties Ltd.
70.0% - Kelowna Central Park Phase II Properties Ltd.
40.0% - PVS Preferred Vision Services
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - The Motion Picture Bond Company Inc.
100.0% - London Life Insurance Company
30.0% - Kings Cross Shopping Centre Ltd.
30.0% - 0726861 B.C. Ltd.
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT
Property Management Ltd.)
100.0% - RMAProperty Management 2004 Ltd.
100.0% - RMA Realty Holdings Corporation Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931
Alberta Ltd. 50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership
[(99% owned by RMA (U.S.) Realty LLC
(Delaware)]
99.0% - RMA American Realty Limited Partnership (1%
owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd.
100.0% - London Capital Management Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited
30.0% - Kelowna Central Park Properties Ltd.
30.0% - Kelowna Central Park Phase II Properties Ltd.
30.0% - Trop Beau Developments Limited
100.0% - 42969098 Canada Inc.
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership
50.0% - KAB Properties Inc.
30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance
Company)

100.0%	- London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)
100.0%	- London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0%	- LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23- 2044256 – NAIC # 76694, PA)
100.0% - HRMP, Inc.
51.0% - Health Reinsurance Management Partnership (HRMP) (Massachusetts)
100.0% - HRMP II, Inc.
49% Health Reinsurance Management Partnership (HRMP) (Massachusetts)

100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited

100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Lifescape Limited
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited
100.0% - Canada Life Assurance (Ireland), Limited
100.0% - F.S.D. Investments, Limited
100.0%	- Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0%	- The Canada Life Group (U.K.), Limited
100.0% Great-West Retirement Services (Europe) Limited
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited
100.0% - Canada Life, Limited
100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited
100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited
100.0% - Canada Life Group Services (U.K.), Limited
100.0% - Canada Life Holdings (U.K.), Limited

100.0% - Canada Life Irish Operations,
Limited
100.0% - Canada Life Ireland Holdings,
Limited.
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CLH International Capital Management Hungary, Limited
Liability Company
100.0% - The Canada Life Insurance Company of Canada
94.4% - MAM Holdings Inc. (5.6% owned by GWL)
100.0% - Mountain Asset Management LLC
100.0% - Quadrus Distribution Services Ltd.
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.

100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
100.0% - Laketon Investment Management Ltd.
100.0% - Crown Life Insurance Company

D. IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
66.3% - Power Financial Corporation
56.3% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
19.63% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Financial Charitable Foundation
100.0% - Strategic Charitable Giving Foundation
100.0% - M.R.S. Inc.
100.0% - M.R.S. Correspondent Corporation
100.0% - M.R.S. Securities Services Inc.
100.0% - Execuhold Investment Limited
100.0% - Winfund Software Corp.
100.0% - M.R.S. Trust Company
100.0% - Anacle I Corporation
100.0% - Mackenzie M.E.F. Management Inc.
100.0% - Canterbury Common Inc.
100.0% - Mackenzie Financial Services Inc.
100.0% - Mackenzie (Rockies) Corp.
100.0% - Mackenzie Cundill Investment (Bermuda) Ltd.
100.0% - Mackenzie Cundill Investment Management Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.

100.0% - MSP 2007 GP Inc.
100.0% - Howson Tattersall Investment Counsel Limited
100.0% - MSP 2008 GP Inc.
100.0% - MSP 2009 GP Inc.
100.0% - MSP 2010 GP Inc.
91.44% - Investment Planning Counsel Inc.
100.0% - Investment Planning Counsel of Canada Limited
100.0% - IPC Investment Corporation
100.0% - 9132-2155 Quebec Inc.
100.0% - Alpha I Financial Inc.
100.0% - IPC Save Inc.
100.0% - 1275279 Ontario Inc.
50.0% - IPC Estate Services Inc.
50.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - IPC Portfolio Services Inc.
100.0% - Counsel Portfolio Services Inc.

               E.         Pargesa Holding S.A. Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
66.3% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
54.1% - Pargesa Holding S.A.
100.0% - Pargesa Netherlands B.V.
26.1% - Imerys
50.0% - Groupe Bruxelles Lambert
Capital
7.1% - Suez Environment Company
21.1% - Lafarge
9.1% - Pernod Ricard
0.6% - Iberdrola
3.9% - Arkema
100.0% - Belgian Securities BV
Capital
30.7% - Imerys
61.6% - Brussels Securities
Capital
100.0% - Sagerpar
3.8% - Groupe Bruxelles Lambert
100.0% - GBL Participations
100.0% - GBL Overseas Finance NV
100.0% - GBL Treasury Center
Capital
100.0% - GBL Energy Sárl
Capital
4.0% - Total
100.0% - GBL Verwaltung GmbH
100.0% - Immobilière Rue de Namur Sárl
100.0% - GBL Finance SA
Capital
38.4% - Brussels Securities
100.0% - GBL Verwaltung Sàrl
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
5.2% - GDF SUEZ (1)
43.0% - ECP 1
42.4% - ECP 2
100.0% - Pargesa Compagnie S.A.

100.0% - Fivaz & Cie SA
100.0% - Pargesa Luxembourg S.A.
100.0% - SFPG
100.0% - SIB Huston

(1) Based on Company’s published capital as of September, 2009

F. Gesca Ltée Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - 4507053 Canada Inc.
100.0% - Gesca Ltée
100.0% - La Presse ltée
100.0% - Gesca Ventes Média Ltée
100.0% - Gesca Numérique Ltée
100.0% - 3855082 Canada Inc.
100.0% - Cyberpresse inc.
100.0% - 6645119 Canada Inc.
100.0% - Les Éditions La Presse II Inc.
100.0% - 3819787 Canada Inc.
100.0% - 3834310 Canada Inc.
20.0% - 3859282 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - 4400046 Canada Inc.
49.99% - 9059-2114 Québec Inc.
97.5% - DuProprio Inc.
100% - VR Estates Inc.
100% - 0757075 B.C. Ltd.
0.1% - Lower Mainland Comfree LP
99.9% - Lower Mainland Comfree LP
100% - Private Real Estate Corporation
100% - 1083411 Alberta Ltd
100% - Comfree Commission Free Realty Inc.
100.0% - Les Productions La Presse Télé Ltée
100.0% - La Presse Télé Ltée
100.0% - La Presse Télé II Ltée
100.0% - La Presse Télé III Ltée
100.0% - Les Éditions Gesca Ltée
100.0% - Groupe Espaces Inc.
100.0% - Les Éditions La Presse Ltée
100.0% - 6657443 Canada Inc.
10.0% - Acquisio Inc.
4.6% - Nstein Technologies Inc.
50.0% - Workopolis Canada
25.0% - Olive Média

G. Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
25.0% - Barrick Power Gold Corporation of China Limited
100.0% - Power Pacific Mauritius Limited
7.61% - Vimicro
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
4.3% - CITIC Pacific Limited
5.8% - Yaolan Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited

H.        Other PCC Companies

Power Corporation of Canada

100.0%	- 152245 Canada Inc.
100.0% - Power Tek, LLC
100% - 3540529 Canada Inc.
100.0%	- Gelprim Inc.
100.0%	- 3121011 Canada Inc.
100.0%	- 171263 Canada Inc.
100.0%	- Victoria Square Ventures Inc.
26.8% - Bellus Health Inc.
100.0%	- Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - Communications BP S.A.R.L
100.0%	- PCC Industrial (1993) Corporation
100.0%	- Power Corporation International
100.0%	- 3249531 Canada Inc.
100%- Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
100.0%	- Power Corporation of Canada Inc.
100.0%	- Square Victoria Real Estate Inc.
100.0%	- PL S.A.
100.0%	- 4190297 Canada Inc.
100% Sagard Capital Partners Management Corp.
100.0%	- Sodesm International Limited
100.0%	- Sodesm Property Limited
78.5%	- Sagard S.A.S.
100.0%	- Marquette Communications (1997) Corporation
4.9%	- Mitel
100.0%	- 4507037 Canada Inc.
100.0%	- 4524781 Canada Inc.
100.0%	- 4524799 Canada Inc.
100.0%	- 4524802 Canada Inc.

I.        Other PFC Companies

Power Financial Corporation

100.0%	- 4400003 Canada Inc.
100.0%	- 3411893 Canada Inc.
100.0%	- 3439453 Canada Inc.
100.0%	- 4400020 Canada Inc.
100.0%	- 4507045 Canada Inc.
100.0%	- 4507088 Canada Inc.
100.0%	Power Financial Capital Corporation

Item 30.             Indemnification

Registrant’s Articles of Incorporation provides as follows:

Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

The General Corporation Laws of the State of Maryland provides:

Indemnification of directors, officers, employees, and agents

(a) Definitions. – In this section the following words have the meanings indicated.

(1)  "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

(2)  "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(3)  "Expenses" include attorney's fees.

(4)  "Official capacity" means the following:

(i) When used with respect to a director, the office of director in the corporation; and

(ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(5)  "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(6)  "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b)  Permitted indemnification of director. –

(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i)  The act or omission of the director was material to the matter giving rise to the proceeding; and

1.  Was committed in bad faith; or

2.  Was the result of active and deliberate dishonesty; or

(ii)    The director actually received an improper personal benefit in money, property, or services; or

(iii)    In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2)          (i)    Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

(ii)    However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3)          (i)      The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii)      The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4)  A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i)      For a proceeding brought to enforce indemnification under this section; or

(ii)      If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c)    No  indemnification of director liable for improper personal benefit. – A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d)    Required indemnification against expenses incurred in successful defense. – Unless limited by the charter:

(1)    A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

(2)    A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i)  If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii)  If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

(3)    A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

(e)    Determination that indemnification is proper. –

(1)    Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2)    Such determination shall be made:

(i)    By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii)    By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii)  By the stockholders.

(3)    Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

(4)    Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)  Payment of expenses in advance of final disposition of action. –

(1)  Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i)  A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2)    The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3)    Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

(g)  Validity of indemnification provision. – The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h)  Reimbursement of director's expenses incurred while appearing as witness. – This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i)  Director's service to employee benefit plan. – For purposes of this section:

(1)  The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2)  Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3)  Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j)  Officer, employee or agent. – Unless limited by the charter:

(1)  An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

(2)    A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3)    A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)  Insurance or similar protection. –

(1)  A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2)  A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3)  The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l)    Report of indemnification to stockholders. – Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

Item 31.         Business and Other Connections of Investment Adviser

Registrant's investment adviser, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"). MCM provides investment advisory services to various unregistered separate accounts of GWL&A. The managers and officers of MCM have held, during the past two fiscal years, the following positions of a substantial nature.

Name	Position(s)

S. Mark Corbett

Executive Vice President and Chief Investment Officer, GWL&A Financial Inc., GWL&A, and First Great-West Life & Annuity Insurance Company; Executive Vice President and Chief Investment Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and Crown Life Insurance Company; Chairman and President, MCM; Executive Vice President, Orchard Trust Company, LLC.

Charles P. Nelson

Executive Vice President, Retirement Services, GWL&A, and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM; Director, Maxim Series Fund, Inc.

James L. McCallen

Senior Vice President and Chief Financial Officer, GWL&A Financial Inc., GWL&A, and First Great-West Life & Annuity Insurance Company; Senior Vice President and Chief Financial Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and Crown Life Insurance Company; Manager, MCM; Manager and Senior Vice President, Orchard Trust Company, LLC; Director, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., FASCore, LLC

Graham R. McDonald

Senior Vice President, Corporate Resources, GWL&A, and First Great-West Life & Annuity Insurance Company; Senior Vice President, Corporate Resources, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and Crown Life Insurance Company; Manager, MCM; Director, GWFS Equities, Inc.

Catherine S. Tocher	Senior Vice President, Investments, GWL&A; Manager and Senior Vice President, Investments, MCM.

Beverly A. Byrne

Chief Compliance Officer, Chief Legal Counsel, Financial Services, GWL&A and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel and Chief Compliance Officer, Maxim Series Fund, Inc. and MCM.

Mary C. Maiers

Vice President, Investment Operations, GWL&A and First-Great-West Life & Annuity Insurance Company; Vice President and Investments Compliance Officer, GWFS Equities, Inc.; Chief Financial Officer, Treasurer and Investment Operations Compliance Officer, Maxim Series Fund, Inc. and MCM.

Item 32.         Principal Underwriter

(a) GWFS Equities, Inc. serves as the principal underwriter for the Registrant. GWFS Equities, Inc. also serves as distributor or principal underwriter for Maxim Series Account of GWL&A, FutureFunds Series Account of GWL&A, Variable Annuity-1 Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A, COLI VUL-4 Series Account of GWL&A, Varifund Variable Annuity Account of GWL&A, Trillium Variable Annuity Account of GWL&A, Prestige Variable Life Account of GWL&A, Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company (“First GWL&A”), Variable Annuity-2 Series Account of First GWL&A, Variable Annuity-3 Series Account of First GWL&A, COLI VUL-2 Series Account of First GWL&A and COLI VUL-4 Series Account of First GWL&A.

(b)

Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer	Director
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director
G. E. Seller	18101 Von Karman Ave. Suite 1460 Irvine, CA 92715	Director and Senior Vice President
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Director
W.S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director and Vice President
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
C. H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
J. C. Luttges	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
K. A. Morris	500 North Central Suite 220 Glendale, CA 91203	Vice President
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Treasurer
B. A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer	Chief Legal Counsel and Chief Compliance Officer
R. Meyer	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Taxation
T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer

M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Vice President and Investments Compliance Officer	Chief Financial Officer, Treasurer and Investment Operations Compliance Officer

Item 33.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111; or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 106 to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village and State of Colorado on the 11th day of October 2010.

MAXIM SERIES FUND, INC.
(Registrant)

By:	/s/ M.T.G. Graye
M.T.G. Graye, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 106 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ M.T.G. Graye	Chairman, President	October 11, 2010
M.T.G. Graye	and Chief Executive
Officer

/s/ C.P. Nelson	Director	October 11, 2010
C.P. Nelson

/s/ R.P. Koeppe	Director	October 11, 2010
R.P. Koeppe*

/s/ G.H. Klapper	Director	October 11, 2010
G.H. Klapper*

/s/ S. Zisman	Director	October 11, 2010
S. Zisman*

/s/ M.C. Maiers	Chief Financial Officer,	October 11, 2010
M.C. Maiers	Treasurer and Investment Operations Compliance Officer

*By:	/s/ B. A. Byrne	October 11, 2010
B.A. Byrne
Attorney-in-fact

Powers of Attorney for Messrs. Koeppe and  Zisman  are  incorporated  by  reference  to  Registrant’s  Post-Effective Amendment No. 52 to the Registration Statement  filed  on  June 25,  1997  (File No. 2-77503). Power of Attorney for Ms. Klapper is incorporated by  reference  to  Registrant’s  Post-Effective  Amendment  No.  96 to the Registration Statement filed on February 13, 2009 (File No. 2-77503).